UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Name and address of agent for service)

Copy to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, IL 60601

(Counsel for the registrant)

(213) 430-1000

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2024

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Hotchkis & Wiley Funds

Semi-Annual Report

DECEMBER 31, 2023

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

VALUE OPPORTUNITIES FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	19
MID-CAP VALUE FUND	21
SMALL CAP VALUE FUND	24
SMALL CAP DIVERSIFIED VALUE FUND	26
GLOBAL VALUE FUND	32
INTERNATIONAL VALUE FUND	34
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND	36
VALUE OPPORTUNITIES FUND	42
HIGH YIELD FUND	45
STATEMENTS OF ASSETS & LIABILITIES	52
STATEMENTS OF OPERATIONS	54
STATEMENTS OF CHANGES IN NET ASSETS	56
FINANCIAL HIGHLIGHTS	61
NOTES TO THE FINANCIAL STATEMENTS	66
FUND EXPENSE EXAMPLES	79
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2023.

OVERVIEW

In the six-month period ended December 31, 2023, the S&P 500® Index returned +8.04%, the MSCI World Index returned +7.56%, and the ICE BofA U.S. High Yield Index returned +7.67%.

The S&P 500® Index has fully recovered from its decline in the prior calendar year. The index's two-year return is a modest +3.42%, or +1.69% annualized. Most attribute 2022's selloff to rampant inflation and the accompanying increase in interest rates. The Federal Open Market Committee (FOMC) raised its Fed Funds rate 11 consecutive times throughout 2022 and 2023 to combat inflation, before pausing at its most recent meetings. The equity market recovery in 2023 appears largely attributable to signs that the rate hikes were successful in quelling inflation. The most recent U.S. Consumer Price Index (CPI) release indicated a 3.1% increase year-over-year, representing considerable disinflation from the mid-2022 peak of 9.1%.

The stark return divergence between value stocks (as measured by the MSCI World Value Index) and growth stocks (as measured by the MSCI World Growth Index) continued in 2023, though in opposite direction to 2022. In 2022, global value stocks declined -7% compared to global growth stocks at -29%. In 2023, global value returned +12% compared to global growth at +37%. Putting the two years together, value returned an uneventful +2.1% annualized compared to -1.5% for growth, though value's return pattern had a significantly lower amplitude.

Specific to the U.S. equity market, the Russell 1000® Value Index's discount to its growth counterpart moved from slightly wider than its 45-year average to nearly 2 standard deviations wider than average over the course of 2023. Much of this was driven by what has become known as the Magnificent 7, which returned between +49% (Apple) and +239% (NVIDIA) in 2023. The S&P 500® Index's return excluding these stocks would have been a more ordinary +10% in the calendar year. The 7 stocks now comprise 28% of the S&P 500® Index, far surpassing the index's concentration level at the peak of the dot.com bubble in the late 1990s, when the top 7 stocks comprised 21% of the index. The trailing P/E ratio of this group is nearly two and a half times that of the remaining 493 index constituents, a ratio almost identical to the peak of the dot.com bubble. In our view, the combination of high concentration and elevated valuations poses considerable risk to passive equity investors, perhaps more than any other time in contemporary history. This applies to the global equity market as well, considering the U.S. now comprises about 70% of the MSCI World Index.

To us, nearly all segments of the global equity market look attractive relative to U.S. large cap growth — value stocks, small caps, non-U.S., etc. The large valuation gap is based on large growth stocks at historically rich valuations, while other market segments look to be in-line with or slightly below their long-term average valuations. The Funds trade at attractive valuations, which we believe has been achieved without assuming undue risk. We continue to focus on attractively valued opportunities in quality businesses with good balance sheets that are prudently managed, i.e., the three pillars of our Fundamental risk ratings.

With respect to credit markets, we remain cautious as yields and spreads are a bit lower/tighter than average. The high yield market remains healthy in terms of overall debt levels/interest coverage and the default environment remains relatively benign. However, interest costs are likely to rise. Our core advantage of identifying attractive credits in the mid and small cap segment of the market remains intact and helps facilitate a yield/spread advantage relative to the benchmark. Nonetheless, we also remained partial to the most senior part of the capital structure, which guards the portfolio during periods of increased stress.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 10.81% for the six-month period ended December 31, 2023 compared to the Russell 1000® Value Index return of 6.03%.

The Fund outperformed the benchmark by a considerable margin over the six-month period. Positive stock selection in financials was the largest positive contributor to relative performance over the period, while the overweight to the sector also helped. Stock selection was also positive in health care, energy, and information technology. The underweight exposure to consumer staples and utilities also helped. Stock selection in consumer discretionary detracted from performance. The underweight exposure to real estate and industrials were also modest detractors. The largest positive contributors to relative performance in the period were U.S. Bancorp, Citizens Financial, Ericsson, AIG, and F5, Inc. The largest detractors were Unilever, General Motors, CNH Industrial, HCA Healthcare, and Warner Bros. Discovery.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 10.32% for the six-month period ended December 31, 2023 compared to the Russell 1000® Value Index return of 6.03%.

Positive stock selection drove the majority of the Fund's outperformance over the six-month period. It was most positive in financials, energy, and health care. The overweight exposure to financials and underweight exposure to consumer staples also helped. Stock selection in communication services was a modest detractor, as were the underweight exposure to industrials and real estate. The largest positive contributors to relative performance in the period were U.S. Bancorp, F5, Inc, Citizens Financial, AIG, and Ericsson. The largest detractors were Euronet Worldwide, HCA Healthcare, General Motors, CNH Industrial, and Unilever.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 15.73% for the six-month period ended December 31, 2023 compared to the Russell Midcap® Value Index return of 7.11%.

Over the six-month period, the Fund outperformed the benchmark by a wide margin. Most of the outperformance can be attributed to positive stock selection across numerous sectors. Stock selection was most positive in financials, industrials, and utilities. The overweight exposure to financials and energy, along with the underweight exposure to consumer staples also helped. Stock selection in energy and consumer discretionary detracted from relative performance, and the underweight exposure to industrials was a modest detractor. The largest positive contributors to relative performance in the period were Popular, Citizens Financial, Vistra, Fluor, and Ericsson. The largest detractors were Arrow Electronics, Whirlpool, Adient, CommScope, and Universal Health Services.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 11.74% for the six-month period ended December 31, 2023 compared to the Russell 2000® Value Index return of 11.85%.

Over the six-month period, the Fund slightly underperformed the benchmark. We have found few attractive opportunities in small cap health care, of which biotech comprises a large portion of the index — the lack of exposure worked in our favor over the period as health care was one of the few sectors with a negative return. Positive stock selection in information technology, consumer discretionary, and industrials also helped performance, along with the overweight allocation to energy. Stock selection in energy, materials, and financials detracted from performance, as did the overweight exposure to information technology. The largest positive contributors to relative performance in the period were Adtalem Global Education, Popular, Evercore, F5, Inc, and Fluor. The largest detractors were Arrow Electronics, Ecovyst, TrueBlue, Stagwell, and Euronet Worldwide.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 11.47% for the six-month period ended December 31, 2023 compared to the Russell 2000® Value Index return of 11.85%.

Over the six-month period, the Fund slightly underperformed the benchmark. The overweight and positive stock selection in financials was the largest positive contributor to relative performance in the period. The underweight exposure to health care, one of the few negative sectors over the six months, also helped performance. Positive stock selection in consumer discretionary and real estate helped as well. Stock selection in materials, health care, industrials, and consumer staples detracted from relative performance. The overweight exposure to information technology also hurt.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 13.77% for the six-month period ended December 31, 2023 compared to the MSCI World Index return of 7.56%.

The Fund outperformed the benchmark by a wide margin over the six-month period. Stock selection was positive or neutral across 9 of the 11 GICS® sectors over the period, which drove the outperformance. Stock selection was most positive in financials, information technology, and industrials. The overweight exposure to financials and energy, along with the underweight exposure to consumer staples also helped. Stock selection in communication services and consumer discretionary were modest detractors, as was the underweight allocation to information technology. The largest positive contributors to relative performance in the period were Popular, F5, Inc, Ericsson, Siemens, and Babcock International. The largest detractors were Euronet Worldwide, Medtronic, General Motors, Qantas Airways, and Warner Bros. Discovery.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 8.03% for the six-month period ended December 31, 2023 compared to the MSCI World ex-USA Index return of 5.97%.

Over the six-month period, the Fund outperformed its benchmark. Positive stock selection in industrials was the largest positive contributor to relative performance over the period. The overweight exposure to energy and underweight exposure to health care also helped, along with positive stock selection in consumer staples and consumer discretionary. Stock selection in materials and communication services detracted from performance. The underweight exposure to materials and real estate also hurt. The largest positive contributors to relative performance in the period were Ericsson, Babcock International, International Distributions, UniCredit, and Siemens. The largest detractors were Qantas Airways, Medtronic, BMW, Heineken, and CNH Industrial.

HOTCHKIS & WILEY INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 11.04% for the six-month period ended December 31, 2023 compared to the MSCI World ex-USA Small Cap Index return of 6.76%.

The Fund outperformed its benchmark over the six-month period. Positive stock selection drove the majority of the outperformance; it was most positive in information technology, materials, industrials, and consumer discretionary. The overweight exposure to financials and energy also helped. The underweight exposure to real estate detracted from performance. Negative stock selection in energy also hurt.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 13.09% for the six-month period ended December 31, 2023 compared to the Russell 3000® Value Index return of 6.36%.

Over the six-month period, the Fund outperformed the benchmark by a significant margin. Positive security selection produced nearly all the outperformance. It was most positive in industrials, financials, and energy. The overweight exposure to information technology and underweight exposure to health care and consumer staples also helped. The underweight exposure to financials and overweight exposure to communication services, along with security selection in consumer discretionary detracted from relative performance modestly. The largest positive contributors to relative performance in the period were F5, Inc, U-Haul, Popular, Ericsson, and Siemens. The largest detractors were Arrow Electronics, General Motors, NASDAQ put options, Alteryx put options, and Warner Bros. Discovery.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 6.89% for the six-month period ended December 31, 2023 compared to the ICE BofA BB-B U.S. High Yield Constrained Index return of 7.40%.

The Fund underperformed its benchmarks over the six-month period. Credit selection in basic industry was the largest detractor to relative performance over the six months. Credit selection in retail and technology & electronics also hurt, along with the underweight exposure to financial services and overweight exposure to basic industry. Positive credit selection in media, capital goods, and leisure were positive contributors to relative performance. The overweight exposure to capital goods and insurance, along with the underweight exposure to transportation also helped.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares (Class I, Class A, Class C and Class Z). The International Small Cap Diversified Value Fund has three authorized classes of shares (Class I, Class A and Class Z). Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, extension risk, prepayment risk, and default risk, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in securities included in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

MSCI World Growth Index is the growth investment style of the MSCI World Index. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS

Fund Information

growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Value Index is the value investment style of the MSCI World Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

MSCI World ex-USA Small Cap Index is a free float-adjusted weighted index capturing small cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofA BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofA U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of December 31, 2023. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2023. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company.

The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 25 industry groups, 74 industries and 163 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-earnings (P/E) is calculated by dividing the current price of a stock by the company's trailing 12 months' earnings per share.

Spread over treasuries is the difference in yield between a fixed income security and a Treasury security of similar maturity.

Standard deviation is a measure of how dispersed the data is in relation to the mean.

U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the six months ended December 31, 2023, the Value Opportunities Fund held purchased put options, which resulted in realized and unrealized losses.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	10.81%	19.00%	14.37%	9.42%	8.07%
Class A
Average annual total return (with sales charge)	4.86%	12.49%	12.86%	8.56%	7.50%
Average annual total return (without sales charge)	10.66%	18.70%	14.08%	9.15%	7.80%
Class C
Average annual total return (with CDSC)	9.24%	16.80%	13.24%	8.33%	7.01%
Average annual total return (without CDSC)	10.24%	17.80%	13.24%	8.33%	7.01%
Russell 1000® Value Index††
Average annual total return	6.03%	11.46%	10.91%	8.40%	8.10%
Russell 1000® Index††
Average annual total return	8.44%	26.53%	15.52%	11.80%	10.15%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 1.04% for Class I shares, 1.25% for Class A shares and 2.04% for Class C shares, respectively.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	10.32%	16.84%	12.91%	8.89%	9.13%
Class A
Average annual total return (with sales charge)	4.42%	10.43%	11.43%	8.04%	8.71%
Average annual total return (without sales charge)	10.21%	16.55%	12.64%	8.62%	8.87%
Class C
Average annual total return (with CDSC)	8.76%	14.68%	11.82%	7.82%	8.06%
Average annual total return (without CDSC)	9.75%	15.68%	11.82%	7.82%	8.06%
Class Z
Average annual total return	10.38%	16.96%	13.02%	8.94%	9.14%
Russell 1000® Value Index††
Average annual total return	6.03%	11.46%	10.91%	8.40%	9.57%
Russell 1000® Index††
Average annual total return	8.44%	26.53%	15.52%	11.80%	10.22%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I is 6/24/87. Average annual total return for the Russell 1000® Value Index reflects a beginning date of 6/30/87.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 0.99% for Class I shares, 1.20% for Class A shares, 1.96% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	15.73%	19.86%	13.98%	7.11%	11.24%
Class A
Average annual total return (with sales charge)	9.56%	13.34%	12.54%	6.29%	10.76%
Average annual total return (without sales charge)	15.63%	19.62%	13.76%	6.87%	10.98%
Class C
Average annual total return (with CDSC)	14.19%	17.70%	12.89%	6.06%	10.17%
Average annual total return (without CDSC)	15.19%	18.70%	12.89%	6.06%	10.17%
Class Z
Average annual total return	15.81%	20.00%	14.11%	7.17%	11.27%
Russell Midcap® Value Index††
Average annual total return	7.11%	12.71%	11.16%	8.26%	9.88%
Russell Midcap® Index††
Average annual total return	7.54%	17.23%	12.68%	9.42%	10.05%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 1.00% for Class I shares, 1.21% for Class A shares, 1.98% for Class C shares and 0.88% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	11.74%	18.83%	14.77%	8.33%	11.30%
Class A
Average annual total return (with sales charge)	5.74%	12.33%	13.32%	7.51%	10.90%
Average annual total return (without sales charge)	11.60%	18.55%	14.55%	8.09%	11.05%
Class C
Average annual total return (with CDSC)	10.19%	16.67%	13.71%	7.29%	10.25%
Average annual total return (without CDSC)	11.19%	17.67%	13.71%	7.29%	10.25%
Class Z
Average annual total return	11.81%	18.96%	14.94%	8.41%	11.32%
Russell 2000® Value Index††
Average annual total return	11.85%	14.65%	10.00%	6.76%	10.33%
Russell 2000® Index††
Average annual total return	8.18%	16.93%	9.97%	7.16%	9.41%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class C — 2/4/02: Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I is 9/20/85. Average annual total return for the Russell 2000® Value Index reflects a beginning date of 9/30/85.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 1.06% for Class I shares, 1.21% for Class A shares, 1.96% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	11.47%	16.21%	12.64%	8.72%
Class A
Average annual total return (with sales charge)	5.57%	9.85%	11.17%	7.83%
Average annual total return (without sales charge)	11.38%	15.96%	12.37%	8.44%
Class Z
Average annual total return	11.51%	16.36%	12.66%	8.73%
Russell 2000® Value Index††
Average annual total return	11.85%	14.65%	10.00%	6.66%
Russell 2000® Index††
Average annual total return	8.18%	16.93%	9.97%	7.19%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 0.87% for Class I shares, 1.14% for Class A shares and 0.77% for Class Z shares, respectively.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	10 Years	Since 12/31/12*
Class I
Average annual total return	13.77%	27.89%	12.12%	6.91%	9.25%
Class A
Average annual total return (with sales charge)	7.76%	20.99%	10.64%	6.08%	8.45%
Average annual total return (without sales charge)	13.71%	27.74%	11.85%	6.65%	8.98%
MSCI World Index††
Average annual total return	7.56%	23.79%	12.80%	8.60%	10.13%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A- 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 1.25% for Class I shares and 1.50% for Class A shares, respectively.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	Since 12/31/15*
Class I
Average annual total return	8.03%	22.92%	9.98%	7.00%
MSCI World ex-USA Index††
Average annual total return	5.97%	17.94%	8.45%	6.42%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 5.08% for Class I shares.

Fund Performance Data

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	Since 6/30/20*
Class I
Average annual total return	11.04%	20.76%	16.14%
MSCI World ex-USA Small Cap Index††
Average annual total return	6.76%	12.62%	7.46%

† The Fund invests primarily in equity securities of non-U.S. companies with market capitalizations similar to the MSCI World ex-USA Small Cap Index.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 4.59% for Class I shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	13.09%	26.66%	15.72%	10.33%	12.38%
Class A
Average annual total return (with sales charge)	7.02%	19.73%	14.19%	9.46%	11.85%
Average annual total return (without sales charge)	12.95%	26.36%	15.43%	10.05%	12.14%
Class C
Average annual total return (with CDSC)	11.57%	24.49%	14.60%	9.25%	11.30%
Average annual total return (without CDSC)	12.57%	25.49%	14.60%	9.25%	11.30%
Class Z
Average annual total return	13.11%	26.76%	15.80%	10.37%	12.40%
Russell 3000® Value Index††
Average annual total return	6.36%	11.66%	10.84%	8.28%	8.97%
Russell 3000® Index††
Average annual total return	8.43%	25.96%	15.16%	11.48%	10.60%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception dates: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 0.96% for Class I shares, 1.21% for Class A shares, 1.92% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	6.89%	13.08%	4.37%	3.81%	7.78%
Class A
Average annual total return (with sales charge)	2.81%	8.67%	3.26%	3.13%	7.16%
Average annual total return (without sales charge)	6.81%	12.90%	4.06%	3.52%	7.44%
Class C
Average annual total return (with CDSC)	5.47%	10.96%	3.37%	2.79%	6.71%
Average annual total return (without CDSC)	6.47%	11.96%	3.37%	2.79%	6.71%
Class Z
Average annual total return	6.95%	13.08%	4.45%	3.85%	3.35%
ICE BofA BB-B U.S. High Yield Constrained Index††
Average annual total return	7.40%	12.66%	5.22%	4.55%	8.07%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2023 is 0.77% for Class I shares, 0.98% for Class A shares, 1.78% for Class C shares and 0.66% for Class Z shares, respectively.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Citigroup, Inc.	3.93%
Wells Fargo & Company	3.92%
Telefonaktiebolaget LM Ericsson	3.34%
Elevance Health, Inc.	3.15%
APA Corp.	3.02%
F5, Inc.	2.96%
American International Group, Inc.	2.80%
U.S. Bancorp	2.65%
General Motors Company	2.62%
Citizens Financial Group, Inc.	2.24%
COMMON STOCKS — 97.28%	Shares Held	Value
COMMUNICATION SERVICES — 6.42% Entertainment — 0.81%
Warner Bros. Discovery, Inc. (a)	78,600	$894,468
Interactive Media & Services — 2.00%
Alphabet, Inc. (a)	15,900	2,221,071
Media — 2.94%
Comcast Corp.	51,800	2,271,430
Omnicom Group, Inc.	6,400	553,664
Paramount Global	29,000	428,910
		3,254,004
Wireless Telecommunication Services — 0.67%
Vodafone Group PLC — ADR	84,963	739,178
TOTAL COMMUNICATION SERVICES		7,108,721
CONSUMER DISCRETIONARY — 6.77% Automobile Components — 3.61%
Adient PLC (a)	12,674	460,827
Aptiv PLC (a)	9,400	843,368
BorgWarner, Inc.	15,400	552,090
Magna International, Inc.	36,200	2,138,696
		3,994,981
Automobiles — 2.62%
General Motors Company	80,800	2,902,336
Hotels, Restaurants & Leisure — 0.54%
Booking Holdings, Inc. (a)	170	603,027
TOTAL CONSUMER DISCRETIONARY		7,500,344
CONSUMER STAPLES — 1.58% Personal Care Products — 1.58%
Unilever PLC — ADR	36,000	1,745,280
TOTAL CONSUMER STAPLES		1,745,280
ENERGY — 12.27% Energy Equipment & Services — 3.46%
Baker Hughes Company	15,300	522,954
	Shares Held	Value
Halliburton Company	23,600	$853,140
NOV, Inc.	95,500	1,936,740
Schlumberger NV	10,000	520,400
		3,833,234
Oil, Gas & Consumable Fuels — 8.81%
APA Corp.	93,100	3,340,428
Cenovus Energy, Inc.	38,100	634,365
Marathon Oil Corp.	91,200	2,203,392
Murphy Oil Corp.	12,000	511,920
Ovintiv, Inc.	28,200	1,238,544
Shell PLC — ADR	27,762	1,826,740
		9,755,389
TOTAL ENERGY		13,588,623
FINANCIALS — 28.71% Banks — 13.98%
Bank of America Corp.	25,400	855,218
Citigroup, Inc.	84,674	4,355,631
Citizens Financial Group, Inc.	74,900	2,482,186
First Citizens BancShares, Inc.	352	499,477
U.S. Bancorp	67,900	2,938,712
Wells Fargo & Company	88,234	4,342,877
		15,474,101
Capital Markets — 5.63%
The Bank of New York Mellon Corp.	45,000	2,342,250
The Goldman Sachs Group, Inc.	5,850	2,256,755
State Street Corp.	21,100	1,634,406
		6,233,411
Consumer Finance — 1.10%
Capital One Financial Corp.	4,600	603,152
Discover Financial Services	5,500	618,200
		1,221,352

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
Financial Services — 3.11%
Corebridge Financial, Inc.	51,200	$1,108,992
Fidelity National Information Services, Inc.	38,900	2,336,723
		3,445,715
Insurance — 4.89%
American International Group, Inc.	45,800	3,102,950
The Hartford Financial Services Group, Inc.	28,800	2,314,944
		5,417,894
TOTAL FINANCIALS		31,792,473
HEALTH CARE — 14.35% Health Care Equipment & Supplies — 4.54%
GE HealthCare Technologies, Inc.	28,612	2,212,280
Medtronic PLC	26,282	2,165,111
Zimmer Biomet Holdings, Inc.	5,340	649,878
		5,027,269
Health Care Providers & Services — 8.83%
Centene Corp. (a)	19,600	1,454,516
The Cigna Group	3,900	1,167,855
CVS Health Corp.	31,400	2,479,344
Elevance Health, Inc.	7,400	3,489,544
HCA Healthcare, Inc.	4,360	1,180,165
		9,771,424
Pharmaceuticals — 0.98%
GSK PLC — ADR	14,340	531,440
Sanofi SA — ADR	11,200	556,976
		1,088,416
TOTAL HEALTH CARE		15,887,109
INDUSTRIALS — 10.72% Aerospace & Defense — 2.97%
The Boeing Company (a)	5,560	1,449,270
General Dynamics Corp.	2,100	545,307
RTX Corp.	15,300	1,287,342
		3,281,919
Air Freight & Logistics — 1.79%
FedEx Corp.	7,820	1,978,225
Construction & Engineering — 0.38%
Fluor Corp. (a)	10,800	423,036
Industrial Conglomerates — 1.96%
General Electric Company	17,037	2,174,432
Machinery — 3.62%
CNH Industrial NV	93,000	1,132,740
Cummins, Inc.	6,240	1,494,917
PACCAR, Inc.	8,400	820,260
The Timken Company	7,000	561,050
		4,008,967
TOTAL INDUSTRIALS		11,866,579
	Shares Held		Value
INFORMATION TECHNOLOGY — 12.93% Communications Equipment — 6.30%
F5, Inc. (a)		18,300	$3,275,334
Telefonaktiebolaget LM Ericsson — ADR		587,600	3,701,880
			6,977,214
Electronic Equipment, Instruments & Components — 2.00%
Corning, Inc.		36,300	1,105,335
TE Connectivity Ltd.		7,900	1,109,950
			2,215,285
IT Services — 0.50%
Cognizant Technology Solutions Corp.		7,400	558,922
Semiconductors & Semiconductor Equipment — 0.99%
Micron Technology, Inc.		12,800	1,092,352
Software — 3.14%
Microsoft Corp.		4,900	1,842,596
Oracle Corp.		10,550	1,112,287
Workday, Inc. (a)		1,900	524,514
			3,479,397
TOTAL INFORMATION TECHNOLOGY			14,323,170
MATERIALS — 1.59% Chemicals — 1.32%
Olin Corp.		27,100	1,462,045
Containers & Packaging — 0.27%
International Paper Company		8,400	303,660
TOTAL MATERIALS			1,765,705
UTILITIES — 1.94% Electric Utilities — 1.94%
PPL Corp.		79,100	2,143,610
TOTAL UTILITIES			2,143,610
Total common stocks (Cost $90,314,789)			107,721,614
Total long-term investments (Cost $90,314,789)			107,721,614
SHORT-TERM INVESTMENTS — 2.90%	Principal Amount
Time Deposits — 2.90%
Citigroup, Inc., 4.68%, 01/02/2024*		$3,211,705	3,211,705
Citigroup, Inc., 2.71%, 01/02/2024*	EUR	3	3
Total short-term investments (Cost $3,211,708)			3,211,708
Total investments — 100.18% (Cost $93,526,497)			110,933,322
Liabilities in excess of other assets — (0.18)%			(203,622)
Net assets — 100.00%			$110,729,700

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Diversified Value Fund (Unaudited)

(a) — Non-income producing security.

ADR — American Depositary Receipt

EUR — Euro

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Citigroup, Inc.	4.25%
Wells Fargo & Company	4.10%
F5, Inc.	3.77%
Telefonaktiebolaget LM Ericsson	3.54%
Elevance Health, Inc.	3.52%
APA Corp.	3.35%
General Motors Company	3.06%
American International Group, Inc.	3.05%
U.S. Bancorp	2.88%
The Bank of New York Mellon Corp.	2.55%
COMMON STOCKS — 99.51%	Shares Held	Value
COMMUNICATION SERVICES — 6.75% Entertainment — 1.13%
Warner Bros. Discovery, Inc. (a)	373,600	$4,251,568
Interactive Media & Services — 1.95%
Alphabet, Inc. (a)	52,600	7,347,694
Media — 2.85%
Comcast Corp.	209,700	9,195,345
Paramount Global	105,200	1,555,908
		10,751,253
Wireless Telecommunication Services — 0.82%
Vodafone Group PLC — ADR	357,044	3,106,283
TOTAL COMMUNICATION SERVICES		25,456,798
CONSUMER DISCRETIONARY — 5.68% Automobile Components — 2.62%
Adient PLC (a)	39,291	1,428,621
Magna International, Inc.	143,200	8,460,256
		9,888,877
Automobiles — 3.06%
General Motors Company	321,100	11,533,912
TOTAL CONSUMER DISCRETIONARY		21,422,789
CONSUMER STAPLES — 1.60% Personal Care Products — 1.60%
Unilever PLC — ADR	124,500	6,035,760
TOTAL CONSUMER STAPLES		6,035,760
ENERGY — 12.56%
Energy Equipment & Services — 2.77%
Halliburton Company	66,800	2,414,820
NOV, Inc.	394,700	8,004,516
		10,419,336
Oil, Gas & Consumable Fuels — 9.79%
APA Corp.	352,100	12,633,348
	Shares Held	Value
Marathon Oil Corp.	355,500	$8,588,880
Murphy Oil Corp.	38,170	1,628,332
Ovintiv, Inc.	93,780	4,118,817
Shell PLC — ADR	112,372	7,394,078
Suncor Energy, Inc.	79,300	2,540,772
		36,904,227
TOTAL ENERGY		47,323,563
FINANCIALS — 32.16% Banks — 14.30%
Bank of America Corp.	92,500	3,114,475
Citigroup, Inc.	311,788	16,038,375
Citizens Financial Group, Inc.	255,300	8,460,642
U.S. Bancorp	250,900	10,858,952
Wells Fargo & Company	313,663	15,438,493
		53,910,937
Capital Markets — 6.88%
The Bank of New York Mellon Corp.	184,400	9,598,020
The Goldman Sachs Group, Inc.	24,700	9,528,519
State Street Corp.	87,900	6,808,734
		25,935,273
Consumer Finance — 1.15%
Capital One Financial Corp.	15,300	2,006,136
Discover Financial Services	20,700	2,326,680
		4,332,816
Financial Services — 4.47%
Corebridge Financial, Inc.	173,000	3,747,180
Euronet Worldwide, Inc. (a)	49,600	5,033,904
Fidelity National Information Services, Inc.	134,000	8,049,380
		16,830,464
Insurance — 5.36%
American International Group, Inc.	169,500	11,483,625

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
The Hartford Financial Services Group, Inc.	108,500	$8,721,230
		20,204,855
TOTAL FINANCIALS		121,214,345
HEALTH CARE — 14.61% Health Care Equipment & Supplies — 5.05%
GE HealthCare Technologies, Inc.	94,962	7,342,462
Medtronic PLC	103,900	8,559,282
Zimmer Biomet Holdings, Inc.	25,800	3,139,860
		19,041,604
Health Care Providers & Services — 8.50%
The Cigna Group	14,300	4,282,135
CVS Health Corp.	118,030	9,319,649
Elevance Health, Inc.	28,100	13,250,836
HCA Healthcare, Inc.	19,100	5,169,988
		32,022,608
Pharmaceuticals — 1.06%
GSK PLC — ADR	53,340	1,976,780
Sanofi SA — ADR	40,900	2,033,957
		4,010,737
TOTAL HEALTH CARE		55,074,949
INDUSTRIALS — 9.72% Aerospace & Defense — 1.49%
General Dynamics Corp.	8,500	2,207,195
Huntington Ingalls Industries, Inc.	13,100	3,401,284
		5,608,479
Air Freight & Logistics — 1.78%
FedEx Corp.	26,600	6,729,002
Industrial Conglomerates — 2.05%
General Electric Company	60,687	7,745,482
Machinery — 4.40%
CNH Industrial NV	340,000	4,141,200
Cummins, Inc.	26,200	6,276,734
PACCAR, Inc.	28,150	2,748,847
Stanley Black & Decker, Inc.	34,700	3,404,070
		16,570,851
TOTAL INDUSTRIALS		36,653,814
INFORMATION TECHNOLOGY — 12.36% Communications Equipment — 7.31%
F5, Inc. (a)	79,400	14,211,012
Telefonaktiebolaget LM Ericsson — ADR	2,120,000	13,356,000
		27,567,012
Electronic Equipment, Instruments & Components — 2.11%
Corning, Inc.	111,600	3,398,220
TE Connectivity Ltd.	32,400	4,552,200
		7,950,420
	Shares Held		Value
IT Services — 0.50%
Amdocs Ltd.		21,500	$1,889,635
Software — 2.44%
Microsoft Corp.		14,400	5,414,976
Oracle Corp.		35,660	3,759,634
			9,174,610
TOTAL INFORMATION TECHNOLOGY			46,581,677
MATERIALS — 2.07% Chemicals — 1.59%
Olin Corp.		110,800	5,977,660
Containers & Packaging — 0.48%
International Paper Company		50,000	1,807,500
TOTAL MATERIALS			7,785,160
UTILITIES — 2.00% Electric Utilities — 2.00%
PPL Corp.		278,000	7,533,800
TOTAL UTILITIES			7,533,800
Total common stocks (Cost $308,971,352)			375,082,655
Total long-term investments (Cost $308,971,352)			375,082,655
SHORT-TERM INVESTMENTS — 0.70%	Principal Amount
Time Deposits — 0.70%
Citigroup, Inc., 2.71%, 01/02/2024*	EUR	17	18
Royal Bank of Canada, 4.68%, 01/02/2024*		$2,658,586	2,658,586
			2,658,604
Total short-term investments (Cost $2,658,602)			2,658,604
Total investments — 100.21% (Cost $311,629,954)			377,741,259
Liabilities in excess of other assets — (0.21)%			(806,195)
Net assets — 100.00%			$376,935,064

(a) — Non-income producing security.

ADR — American Depositary Receipt

EUR — Euro

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Kosmos Energy Ltd.	4.59%
Popular, Inc.	4.54%
Citizens Financial Group, Inc.	4.39%
Telefonaktiebolaget LM Ericsson	3.93%
APA Corp.	3.77%
Fluor Corp.	3.73%
Adient PLC	2.94%
F5, Inc.	2.80%
State Street Corp.	2.49%
Olin Corp.	2.35%
COMMON STOCKS — 95.37%	Shares Held	Value
COMMUNICATION SERVICES — 2.65% Entertainment — 1.40%
Warner Bros. Discovery, Inc. (a)	604,600	$6,880,348
Media — 1.25%
Omnicom Group, Inc.	30,300	2,621,253
Paramount Global	236,800	3,502,272
		6,123,525
TOTAL COMMUNICATION SERVICES		13,003,873
CONSUMER DISCRETIONARY — 11.31% Automobile Components — 7.39%
Adient PLC (a)	396,500	14,416,740
BorgWarner, Inc.	68,600	2,459,310
The Goodyear Tire & Rubber Company (a)	537,500	7,697,000
Lear Corp.	14,900	2,104,029
Magna International, Inc.	161,900	9,565,052
		36,242,131
Automobiles — 0.61%
Harley-Davidson, Inc.	81,600	3,006,144
Household Durables — 1.54%
Whirlpool Corp.	61,800	7,525,386
Specialty Retail — 1.77%
The ODP Corp. (a)	154,145	8,678,364
TOTAL CONSUMER DISCRETIONARY		55,452,025
CONSUMER STAPLES — 1.48% Food Products — 0.50%
Conagra Brands, Inc.	85,700	2,456,162
Personal Care Products — 0.98%
Herbalife Ltd. (a)	315,200	4,809,952
TOTAL CONSUMER STAPLES		7,266,114
ENERGY — 17.28% Energy Equipment & Services — 2.12%
Expro Group Holdings NV (a)	135,883	2,163,258
	Shares Held	Value
Halliburton Company	85,100	$3,076,365
NOV, Inc.	254,600	5,163,288
		10,402,911
Oil, Gas & Consumable Fuels — 15.16%
APA Corp.	515,500	18,496,140
Baytex Energy Corp. (l)	2,933,100	9,737,892
California Resources Corp.	22,100	1,208,428
Cenovus Energy, Inc.	333,300	5,549,445
Kosmos Energy Ltd. (a)	3,355,520	22,515,539
Marathon Oil Corp.	301,500	7,284,240
Murphy Oil Corp.	25,400	1,083,564
Ovintiv, Inc.	71,000	3,118,320
Range Resources Corp.	176,100	5,360,484
		74,354,052
TOTAL ENERGY		84,756,963
FINANCIALS — 29.04% Banks — 13.94%
Citizens Financial Group, Inc.	649,700	21,531,058
Comerica, Inc.	79,400	4,431,314
First Citizens BancShares, Inc.	5,787	8,211,579
First Horizon Corp.	317,200	4,491,552
KeyCorp	254,100	3,659,040
Popular, Inc.	271,200	22,257,384
Western Alliance Bancorp	57,100	3,756,609
		68,338,536
Capital Markets — 3.36%
Lazard Ltd.	42,000	1,461,600
Northern Trust Corp.	33,000	2,784,540
State Street Corp.	157,700	12,215,442
		16,461,582
Consumer Finance — 2.21%
Discover Financial Services	43,600	4,900,640

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
SLM Corp.	310,500	$5,936,760
		10,837,400
Financial Services — 2.20%
Euronet Worldwide, Inc. (a)	16,100	1,633,989
Fidelity National Information Services, Inc.	152,700	9,172,689
		10,806,678
Insurance — 7.33%
American International Group, Inc.	145,200	9,837,300
CNO Financial Group, Inc.	391,700	10,928,430
Enstar Group Ltd. (a)	35,100	10,331,685
The Hartford Financial Services Group, Inc.	60,600	4,871,028
		35,968,443
TOTAL FINANCIALS		142,412,639
HEALTH CARE — 4.64% Health Care Providers & Services — 4.14%
Centene Corp. (a)	93,200	6,916,372
Laboratory Corp. of America Holdings	10,900	2,477,461
Universal Health Services, Inc.	71,700	10,929,948
		20,323,781
Pharmaceuticals — 0.50%
Jazz Pharmaceuticals PLC (a)	19,800	2,435,400
TOTAL HEALTH CARE		22,759,181
INDUSTRIALS — 13.11% Air Freight & Logistics — 2.39%
FedEx Corp.	13,500	3,415,095
International Distributions Services PLC (a) (v)	2,395,600	8,297,540
		11,712,635
Commercial Services & Supplies — 1.80%
The Brink's Company	100,100	8,803,795
Construction & Engineering — 3.73%
Fluor Corp. (a)	466,600	18,276,722
Ground Transportation — 1.00%
U-Haul Holding Company	69,600	4,902,624
Machinery — 2.74%
Allison Transmission Holdings, Inc.	85,700	4,983,455
CNH Industrial NV	294,800	3,590,664
Stanley Black & Decker, Inc.	49,600	4,865,760
		13,439,879
Professional Services — 1.45%
ManpowerGroup, Inc.	89,700	7,128,459
TOTAL INDUSTRIALS		64,264,114
INFORMATION TECHNOLOGY — 8.45% Communications Equipment — 6.73%
F5, Inc. (a)	76,600	13,709,868
	Shares Held	Value
Telefonaktiebolaget LM Ericsson — ADR	3,060,100	$19,278,630
		32,988,498
Electronic Equipment, Instruments & Components — 1.72%
Arrow Electronics, Inc. (a)	68,900	8,423,025
TOTAL INFORMATION TECHNOLOGY		41,411,523
MATERIALS — 3.29% Chemicals — 3.29%
Huntsman Corp.	182,800	4,593,764
Olin Corp.	213,600	11,523,720
TOTAL MATERIALS		16,117,484
REAL ESTATE — 1.33% Hotel & Resort Real Estate Investment Trusts — 0.14%
Pebblebrook Hotel Trust	43,100	688,738
Office Real Estate Investment Trusts — 0.33%
Vornado Realty Trust	58,000	1,638,500
Real Estate Management & Development — 0.86%
Jones Lang LaSalle, Inc. (a)	22,300	4,211,801
TOTAL REAL ESTATE		6,539,039
UTILITIES — 2.79% Electric Utilities — 1.03%
NRG Energy, Inc.	97,700	5,051,090
Independent Power and Renewable Electricity Producers — 1.76%
Vistra Corp.	224,600	8,651,592
TOTAL UTILITIES		13,702,682
Total common stocks (Cost $372,595,879)		467,685,637
Total long-term investments (Cost $372,595,879)		467,685,637
COLLATERAL FOR SECURITIES ON LOAN — 0.24%
Money Market Funds — 0.24%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 5.28%^	1,191,020	1,191,020
Total collateral for securities on loan (Cost $1,191,020)		1,191,020
SHORT-TERM INVESTMENTS — 3.99%	Principal Amount
Time Deposits — 3.99%
JPMorgan Chase & Company, 4.68%, 01/02/2024*	$19,585,879	19,585,879
Total short-term investments (Cost $19,585,879)		19,585,879
Total investments — 99.60% (Cost $393,372,778)		488,462,536
Other assets in excess of liabilities — 0.40%		1,934,630
Net assets — 100.00%		$490,397,166

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $1,155,990. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $8,297,540, which represented 1.69% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of December 31, 2023.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
F5, Inc.	5.51%
Stagwell, Inc.	4.57%
Popular, Inc.	3.99%
Arrow Electronics, Inc.	3.90%
SLM Corp.	3.83%
Korn Ferry	3.09%
Enstar Group Ltd.	2.78%
Fluor Corp.	2.77%
Kosmos Energy Ltd.	2.69%
Avista Corp.	2.59%
COMMON STOCKS — 98.04%	Shares Held	Value
COMMUNICATION SERVICES — 5.40% Media — 5.40%
National CineMedia, Inc. (a) (l)	1,595,900	$6,607,026
Stagwell, Inc. (a)	5,524,400	36,626,772
TOTAL COMMUNICATION SERVICES		43,233,798
CONSUMER DISCRETIONARY — 11.44% Automobile Components — 3.71%
Adient PLC (a)	496,700	18,060,012
Atmus Filtration Technologies, Inc. (a) (l)	497,400	11,683,926
		29,743,938
Automobiles — 0.59%
Harley-Davidson, Inc.	127,900	4,711,836
Diversified Consumer Services — 2.32%
Adtalem Global Education, Inc. (a)	315,500	18,598,725
Hotels, Restaurants & Leisure — 0.80%
International Game Technology PLC	234,600	6,430,386
Specialty Retail — 4.02%
The ODP Corp. (a)	357,380	20,120,494
Sonic Automotive, Inc.	214,400	12,051,424
		32,171,918
TOTAL CONSUMER DISCRETIONARY		91,656,803
CONSUMER STAPLES — 0.27% Personal Care Products — 0.27%
Herbalife Ltd. (a)	142,900	2,180,654
TOTAL CONSUMER STAPLES		2,180,654
ENERGY — 12.57% Energy Equipment & Services — 2.17%
Expro Group Holdings NV (a)	869,082	13,835,785
NOV, Inc.	174,800	3,544,944
		17,380,729
Oil, Gas & Consumable Fuels — 10.40%
Baytex Energy Corp. (l)	1,715,186	5,694,418
	Shares Held	Value
Berry Corp.	2,134,100	$15,002,723
Crescent Energy Company	153,200	2,023,772
Equitrans Midstream Corp.	1,737,600	17,688,768
Kinetik Holdings, Inc.	31,390	1,048,426
Kosmos Energy Ltd. (a)	3,216,400	21,582,044
Murphy Oil Corp.	303,000	12,925,980
Range Resources Corp.	242,100	7,369,524
		83,335,655
TOTAL ENERGY		100,716,384
FINANCIALS — 26.63% Banks — 10.00%
The Bank of NT Butterfield & Son Ltd.	584,500	18,709,845
First Hawaiian, Inc.	681,500	15,579,090
First Horizon Corp.	444,400	6,292,704
Luther Burbank Corp. (a)	117,800	1,261,638
Popular, Inc.	389,400	31,958,058
Synovus Financial Corp.	166,200	6,257,430
		80,058,765
Capital Markets — 5.59%
Evercore, Inc.	116,800	19,978,640
Perella Weinberg Partners	430,900	5,269,907
Stifel Financial Corp.	282,700	19,548,705
		44,797,252
Consumer Finance — 3.83%
SLM Corp.	1,603,800	30,664,656
Financial Services — 1.89%
Euronet Worldwide, Inc. (a)	84,700	8,596,203
WEX, Inc. (a)	33,800	6,575,790
		15,171,993
Insurance — 5.32%
CNO Financial Group, Inc.	121,900	3,401,010

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
Enstar Group Ltd. (a)	75,619	$22,258,453
Global Indemnity Group LLC	316,036	10,189,000
Horace Mann Educators Corp.	205,600	6,723,120
		42,571,583
TOTAL FINANCIALS		213,264,249
INDUSTRIALS — 17.56% Commercial Services & Supplies — 1.86%
The Brink's Company	120,100	10,562,795
MillerKnoll, Inc.	80,800	2,155,744
Quad/Graphics, Inc. (a)	402,700	2,182,634
		14,901,173
Construction & Engineering — 2.77%
Fluor Corp. (a)	565,900	22,166,303
Ground Transportation — 2.35%
U-Haul Holding Company	267,600	18,849,744
Machinery — 4.64%
Allison Transmission Holdings, Inc.	89,700	5,216,055
Flowserve Corp.	179,900	7,415,478
The Greenbrier Companies, Inc.	235,900	10,422,062
Miller Industries, Inc.	95,800	4,051,382
The Timken Company	125,400	10,050,810
		37,155,787
Professional Services — 5.94%
Hudson Global, Inc. (a) (o)	147,460	2,294,478
Korn Ferry	416,700	24,731,145
ManpowerGroup, Inc.	258,100	20,511,207
		47,536,830
TOTAL INDUSTRIALS		140,609,837
INFORMATION TECHNOLOGY — 13.62% Communications Equipment — 7.07%
F5, Inc. (a)	246,700	44,154,366
Telefonaktiebolaget LM Ericsson — ADR	1,973,300	12,431,790
		56,586,156
Electronic Equipment, Instruments & Components — 6.55%
Arrow Electronics, Inc. (a)	255,800	31,271,550
Belden, Inc.	146,100	11,286,225
Itron, Inc. (a)	28,800	2,174,688
Plexus Corp. (a)	71,600	7,742,108
		52,474,571
TOTAL INFORMATION TECHNOLOGY		109,060,727
MATERIALS — 4.02% Chemicals — 4.02%
Ecovyst, Inc. (a)	1,899,700	18,560,069
Olin Corp.	253,000	13,649,350
TOTAL MATERIALS		32,209,419
	Shares Held	Value
REAL ESTATE — 2.72% Real Estate Management & Development — 2.72%
Jones Lang LaSalle, Inc. (a)	22,800	$4,306,236
The RMR Group, Inc.	117,400	3,314,202
Seritage Growth Properties (a) (l)	1,510,810	14,126,073
TOTAL REAL ESTATE		21,746,511
UTILITIES — 3.81% Electric Utilities — 1.22%
Portland General Electric Company	225,900	9,790,506
Multi-Utilities — 2.59%
Avista Corp.	580,100	20,732,774
TOTAL UTILITIES		30,523,280
Total common stocks (Cost $659,289,117)		785,201,662
Total long-term investments (Cost $659,289,117)		785,201,662
COLLATERAL FOR SECURITIES ON LOAN — 1.30%
Money Market Funds — 1.30%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 5.28%^	10,378,527	10,378,527
Total collateral for securities on loan (Cost $10,378,527)		10,378,527
SHORT-TERM INVESTMENTS — 1.84%	Principal Amount
Time Deposits — 1.84%
JPMorgan Chase & Company, 4.68%, 01/02/2024*	$14,744,590	14,744,590
Total short-term investments (Cost $14,744,590)		14,744,590
Total investments — 101.18% (Cost $684,412,234)		810,324,779
Liabilities in excess of other assets — (1.18)%		(9,398,728)
Net assets — 100.00%		$800,926,051

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $10,133,852. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of December 31, 2023.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Marcus & Millichap, Inc.	0.49%
Rush Enterprises, Inc.	0.48%
SLM Corp.	0.47%
Stewart Information Services Corp.	0.47%
Pebblebrook Hotel Trust	0.47%
Minerals Technologies, Inc.	0.46%
RE/MAX Holdings, Inc.	0.46%
Hope Bancorp, Inc.	0.46%
Ingevity Corp.	0.46%
Crescent Energy Company	0.46%
COMMON STOCKS — 98.51%	Shares Held	Value
COMMUNICATION SERVICES — 0.89% Media — 0.89%
Emerald Holding, Inc. (a)	169,050	$1,010,919
Stagwell, Inc. (a)	496,400	3,291,132
TEGNA, Inc.	187,467	2,868,245
TOTAL COMMUNICATION SERVICES		7,170,296
CONSUMER DISCRETIONARY — 13.82% Automobile Components — 1.59%
Adient PLC (a)	89,705	3,261,674
Atmus Filtration Technologies, Inc. (a) (l)	117,300	2,755,377
The Goodyear Tire & Rubber Company (a)	217,700	3,117,464
Phinia, Inc.	119,900	3,631,771
		12,766,286
Broadline Retail — 0.42%
Kohl's Corp.	66,300	1,901,484
Macy's, Inc.	73,800	1,484,856
		3,386,340
Diversified Consumer Services — 0.64%
Adtalem Global Education, Inc. (a)	57,400	3,383,730
Graham Holdings Company	2,500	1,741,300
		5,125,030
Hotels, Restaurants & Leisure — 2.01%
Bloomin' Brands, Inc.	93,105	2,620,906
Brinker International, Inc. (a)	49,170	2,123,161
Dave & Buster's Entertainment, Inc. (a)	38,200	2,057,070
Denny's Corp. (a)	161,800	1,760,384
Dine Brands Global, Inc.	45,900	2,278,935
El Pollo Loco Holdings, Inc. (a)	173,100	1,526,742
SeaWorld Entertainment, Inc. (a)	13,800	729,054
Six Flags Entertainment Corp. (a)	31,900	800,052
Travel + Leisure Company	56,280	2,199,985
		16,096,289
	Shares Held	Value
Household Durables — 2.04%
Century Communities, Inc.	22,996	$2,095,855
Green Brick Partners, Inc. (a)	16,150	838,831
KB Home	31,400	1,961,244
La-Z-Boy, Inc.	70,800	2,613,935
M/I Homes, Inc. (a)	17,723	2,441,166
Meritage Homes Corp.	12,100	2,107,820
Taylor Morrison Home Corp. (a)	34,410	1,835,774
Tri Pointe Homes, Inc. (a)	50,687	1,794,320
Worthington Enterprises, Inc.	11,050	635,928
		16,324,873
Leisure Products — 1.23%
Funko, Inc. (a)	200,100	1,546,773
JAKKS Pacific, Inc. (a)	52,067	1,850,982
Johnson Outdoors, Inc.	58,200	3,109,044
Vista Outdoor, Inc. (a)	112,300	3,320,711
		9,827,510
Specialty Retail — 4.71%
The Aaron's Company, Inc.	192,400	2,093,312
Advance Auto Parts, Inc.	28,800	1,757,664
Asbury Automotive Group, Inc. (a)	9,864	2,219,104
The Cato Corp.	98,100	700,434
Designer Brands, Inc.	145,300	1,285,905
Genesco, Inc. (a)	46,530	1,638,321
Group 1 Automotive, Inc.	10,928	3,330,199
Haverty Furniture Companies, Inc.	69,100	2,453,050
Hibbett, Inc.	31,473	2,266,685
Leslie's, Inc. (a)	315,500	2,180,105
LL Flooring Holdings, Inc. (a)	473,730	1,847,547
MarineMax, Inc. (a)	63,900	2,485,710
OneWater Marine, Inc. (a)	97,700	3,301,283
PetMed Express, Inc.	219,700	1,660,932

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Revolve Group, Inc. (a)	53,300	$883,714
Signet Jewelers Ltd.	21,300	2,284,638
Sleep Number Corp. (a)	35,400	524,982
Sonic Automotive, Inc.	53,950	3,032,530
Urban Outfitters, Inc. (a)	27,310	974,694
Zumiez, Inc. (a)	40,400	821,736
		37,742,545
Textiles, Apparel & Luxury Goods — 1.18%
Carter's, Inc.	19,400	1,452,866
G-III Apparel Group Ltd. (a)	64,940	2,206,661
Hanesbrands, Inc. (a)	344,600	1,536,916
Kontoor Brands, Inc.	26,700	1,666,614
Oxford Industries, Inc.	6,800	680,000
Steven Madden Ltd.	46,000	1,932,000
		9,475,057
TOTAL CONSUMER DISCRETIONARY		110,743,930
CONSUMER STAPLES — 2.74% Consumer Staples Distribution & Retail — 0.42%
The Andersons, Inc.	41,600	2,393,664
Natural Grocers by Vitamin Cottage, Inc.	59,400	950,400
		3,344,064
Food Products — 0.36%
B&G Foods, Inc. (l)	183,200	1,923,600
Cal-Maine Foods, Inc.	16,500	946,935
		2,870,535
Household Products — 0.45%
Central Garden & Pet Company (a)	31,500	1,578,465
Energizer Holdings, Inc.	64,600	2,046,528
		3,624,993
Personal Care Products — 1.51%
Edgewell Personal Care Company	61,800	2,263,734
Herbalife Ltd. (a)	233,200	3,558,632
Medifast, Inc.	45,200	3,038,344
Nu Skin Enterprises, Inc.	77,150	1,498,253
USANA Health Sciences, Inc. (a)	33,500	1,795,600
		12,154,563
TOTAL CONSUMER STAPLES		21,994,155
ENERGY — 8.38% Energy Equipment & Services — 2.92%
Dril-Quip, Inc. (a)	129,600	3,015,792
Expro Group Holdings NV (a)	188,103	2,994,600
Forum Energy Technologies, Inc. (a)	93,544	2,073,870
Helix Energy Solutions Group, Inc. (a)	223,200	2,294,496
Liberty Energy, Inc.	113,400	2,057,076
National Energy Services Reunited Corp. (a)	400,000	2,440,000
	Shares Held	Value
Newpark Resources, Inc. (a)	301,800	$2,003,952
Precision Drilling Corp. (a)	48,700	2,643,923
ProPetro Holding Corp. (a)	228,950	1,918,601
Solaris Oilfield Infrastructure, Inc.	246,600	1,962,936
		23,405,246
Oil, Gas & Consumable Fuels — 5.46%
Baytex Energy Corp. (l)	735,942	2,443,327
Berry Corp.	412,370	2,898,961
California Resources Corp.	57,100	3,122,228
Callon Petroleum Company (a)	90,800	2,941,920
Chord Energy Corp.	17,273	2,871,291
Crescent Energy Company	278,200	3,675,023
Equitrans Midstream Corp.	332,600	3,385,868
Kinetik Holdings, Inc.	39,540	1,320,636
Kosmos Energy Ltd. (a)	414,713	2,782,724
Northern Oil and Gas, Inc.	77,000	2,854,390
Par Pacific Holdings, Inc. (a)	64,100	2,331,317
REX American Resources Corp. (a)	20,934	990,178
Talos Energy, Inc. (a)	197,700	2,813,271
VAALCO Energy, Inc.	476,100	2,137,689
Vertex Energy, Inc. (a)	568,300	1,926,537
Vital Energy, Inc. (a)	62,400	2,838,576
World Kinect Corp.	106,524	2,426,617
		43,760,553
TOTAL ENERGY		67,165,799
FINANCIALS — 33.08% Banks — 20.66%
1st Source Corp.	16,206	890,520
Ameris Bancorp	38,300	2,031,815
Associated Banc-Corp	118,000	2,524,020
Banc of California, Inc.	263,218	3,535,017
Bank of Marin Bancorp	105,000	2,312,100
BankUnited, Inc.	93,210	3,022,800
BayCom Corp.	36,300	856,317
BCB Bancorp, Inc.	53,500	687,475
Bridgewater Bancshares, Inc. (a)	74,590	1,008,457
Brookline Bancorp, Inc.	259,499	2,831,134
Cadence Bank	69,910	2,068,637
Cambridge Bancorp	23,900	1,658,660
Camden National Corp.	48,016	1,806,842
Capitol Federal Financial, Inc.	169,900	1,095,855
Cathay General Bancorp	57,732	2,573,115
Central Pacific Financial Corp.	124,100	2,442,288
Central Valley Community Bancorp	39,000	871,650
Civista Bancshares, Inc.	39,000	719,160

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
CNB Financial Corp.	36,800	$831,312
Columbia Banking System, Inc.	103,700	2,766,716
Community Trust Bancorp, Inc.	39,710	1,741,681
ConnectOne Bancorp, Inc.	155,300	3,557,922
CrossFirst Bankshares, Inc. (a)	67,520	916,922
CVB Financial Corp.	91,300	1,843,347
Dime Community Bancshares, Inc.	103,500	2,787,255
Eagle Bancorp, Inc.	104,430	3,147,519
FB Financial Corp.	47,025	1,873,946
Financial Institutions, Inc.	39,961	851,169
First Busey Corp.	69,800	1,732,436
First Business Financial Services, Inc.	21,665	868,767
First Financial Corp.	60,763	2,614,632
First Foundation, Inc.	86,000	832,480
First Hawaiian, Inc.	117,840	2,693,822
First Internet Bancorp	74,289	1,797,051
First Interstate BancSystem, Inc.	55,500	1,706,625
First Merchants Corp.	48,902	1,813,286
First Mid Bancshares, Inc.	47,700	1,653,282
The First of Long Island Corp.	126,280	1,671,947
Flushing Financial Corp.	160,318	2,642,041
FS Bancorp, Inc.	21,380	790,205
Great Southern Bancorp, Inc.	17,110	1,015,479
Hanmi Financial Corp.	148,867	2,888,020
Heartland Financial USA, Inc.	22,600	849,986
Heritage Financial Corp.	41,600	889,824
Hilltop Holdings, Inc.	72,200	2,542,162
Home Bancorp, Inc.	19,700	827,597
HomeStreet, Inc.	156,578	1,612,753
Hope Bancorp, Inc.	306,733	3,705,334
Horizon Bancorp, Inc.	196,300	2,809,053
Independent Bank Corp.	95,200	2,477,104
Independent Bank Group, Inc.	35,600	1,811,328
Investar Holding Corp.	56,000	834,960
Kearny Financial Corp.	180,300	1,617,291
Lakeland Bancorp, Inc.	118,630	1,754,538
Live Oak Bancshares, Inc.	52,700	2,397,850
Luther Burbank Corp. (a)	72,145	772,673
Mercantile Bank Corp.	31,300	1,263,894
Midland States Bancorp, Inc.	63,613	1,753,174
MidWestOne Financial Group, Inc.	30,794	828,667
Northeast Bank	13,200	728,508
Northeast Community Bancorp, Inc.	44,800	794,752
Northfield Bancorp, Inc.	148,107	1,863,186
Northrim BanCorp, Inc.	35,384	2,024,319
	Shares Held	Value
OceanFirst Financial Corp.	163,510	$2,838,534
Pacific Premier Bancorp, Inc.	62,614	1,822,694
Parke Bancorp, Inc.	33,600	680,400
PCB Bancorp	45,100	831,193
Popular, Inc.	35,500	2,913,485
Preferred Bank	32,700	2,388,735
Premier Financial Corp.	91,960	2,216,236
Primis Financial Corp.	85,856	1,086,937
Provident Financial Services, Inc.	144,100	2,598,123
RBB Bancorp	53,432	1,017,345
Sandy Spring Bancorp, Inc.	102,000	2,778,480
Shore Bancshares, Inc.	64,512	919,296
Sierra Bancorp	37,800	852,390
Simmons First National Corp.	149,800	2,972,032
Southern First Bancshares, Inc. (a)	25,177	934,067
Synovus Financial Corp.	22,400	843,360
Territorial Bancorp, Inc.	54,352	606,025
Texas Capital Bancshares, Inc. (a)	40,490	2,616,869
Towne Bank	65,000	1,934,400
TrustCo Bank Corp.	63,692	1,977,637
Univest Financial Corp.	79,350	1,748,081
Valley National Bancorp	201,700	2,190,462
Veritex Holdings, Inc.	75,900	1,766,193
WaFd, Inc.	79,744	2,628,362
Washington Trust Bancorp, Inc.	72,130	2,335,569
Western Alliance Bancorp	48,900	3,217,130
Wintrust Financial Corp.	17,750	1,646,313
Zions Bancorp NA	70,400	3,088,448
		165,581,473
Capital Markets — 2.62%
Diamond Hill Investment Group, Inc.	8,300	1,374,397
Evercore, Inc.	21,010	3,593,761
Federated Hermes, Inc.	90,500	3,064,330
Janus Henderson Group PLC	115,600	3,485,340
Perella Weinberg Partners	219,100	2,679,593
Virtu Financial, Inc.	165,900	3,361,134
Virtus Investment Partners, Inc.	14,400	3,481,344
		21,039,899
Consumer Finance — 1.30%
Bread Financial Holdings, Inc.	107,000	3,524,580
Navient Corp.	168,420	3,135,980
SLM Corp.	198,600	3,797,232
		10,457,792
Financial Services — 2.35%
Enact Holdings, Inc.	101,400	2,929,446

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Essent Group Ltd.	59,300	$3,127,482
Euronet Worldwide, Inc. (a)	8,400	852,516
Merchants Bancorp	48,800	2,077,904
MGIC Investment Corp.	123,000	2,372,670
NCR Atleos Corp. (a)	46,200	1,122,198
NMI Holdings, Inc. (a)	101,500	3,012,520
Radian Group, Inc.	116,200	3,317,510
		18,812,246
Insurance — 5.16%
Ambac Financial Group, Inc. (a)	104,900	1,728,752
Assured Guaranty Ltd.	33,300	2,491,839
Axis Capital Holdings Ltd.	40,000	2,214,800
Brighthouse Financial, Inc. (a)	30,700	1,624,644
CNO Financial Group, Inc.	115,686	3,227,639
Employers Holdings, Inc.	75,535	2,976,079
Enstar Group Ltd. (a)	11,139	3,278,765
The Hanover Insurance Group, Inc.	13,200	1,602,744
Horace Mann Educators Corp.	94,314	3,084,068
Kemper Corp.	71,100	3,460,437
Lincoln National Corp.	69,400	1,871,718
Mercury General Corp.	48,100	1,794,611
ProAssurance Corp.	118,500	1,634,115
Safety Insurance Group, Inc.	18,800	1,428,612
SiriusPoint Ltd. (a)	203,578	2,361,505
Stewart Information Services Corp.	63,700	3,742,374
White Mountains Insurance Group Ltd.	1,900	2,859,519
		41,382,221
Mortgage Real Estate Investment Trusts — 0.99%
Apollo Commercial Real Estate Finance, Inc.	126,300	1,482,762
BrightSpire Capital, Inc.	129,800	965,712
Claros Mortgage Trust, Inc.	59,400	809,622
Granite Point Mortgage Trust, Inc.	323,100	1,919,214
Great Ajax Corp.	172,134	912,310
TPG RE Finance Trust, Inc.	282,900	1,838,850
		7,928,470
TOTAL FINANCIALS		265,202,101
HEALTH CARE — 2.01% Biotechnology — 0.58%
Emergent BioSolutions, Inc. (a)	441,100	1,058,640
Ironwood Pharmaceuticals, Inc. (a)	316,300	3,618,472
		4,677,112
Health Care Providers & Services — 0.81%
National HealthCare Corp.	20,700	1,913,094
Premier, Inc.	143,900	3,217,604
	Shares Held	Value
Select Medical Holdings Corp.	58,900	$1,384,150
		6,514,848
Health Care Technology — 0.19%
Computer Programs and Systems, Inc. (a)	132,000	1,478,400
Pharmaceuticals — 0.43%
Phibro Animal Health Corp.	144,400	1,672,152
SIGA Technologies, Inc.	309,593	1,733,721
		3,405,873
TOTAL HEALTH CARE		16,076,233
INDUSTRIALS — 16.43% Aerospace & Defense — 1.17%
AerSale Corp. (a)	167,200	2,122,604
Moog, Inc.	18,000	2,606,040
National Presto Industries, Inc.	28,614	2,297,132
V2X, Inc. (a)	50,255	2,333,842
		9,359,618
Air Freight & Logistics — 0.35%
Forward Air Corp.	44,300	2,785,141
Building Products — 1.50%
Armstrong World Industries, Inc.	21,600	2,123,712
AZZ, Inc.	62,100	3,607,389
Insteel Industries, Inc.	74,900	2,867,921
JELD-WEN Holding, Inc. (a)	92,600	1,748,288
Resideo Technologies, Inc. (a)	88,100	1,658,042
		12,005,352
Commercial Services & Supplies — 2.73%
ABM Industries, Inc.	70,600	3,164,998
ACCO Brands Corp.	466,509	2,836,375
Brady Corp.	40,100	2,353,469
The Brink's Company	32,700	2,875,965
Ennis, Inc.	65,600	1,437,296
Healthcare Services Group, Inc. (a)	228,500	2,369,545
Interface, Inc.	207,700	2,621,174
MillerKnoll, Inc.	120,600	3,217,608
Quad/Graphics, Inc. (a)	180,000	975,600
		21,852,030
Construction & Engineering — 0.87%
Fluor Corp. (a)	76,030	2,978,095
Primoris Services Corp.	27,953	928,319
Tutor Perini Corp. (a)	340,621	3,099,651
		7,006,065
Electrical Equipment — 0.66%
GrafTech International Ltd.	946,080	2,071,915
Preformed Line Products Company	5,027	672,914

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Thermon Group Holdings, Inc. (a)	79,183	$2,578,991
		5,323,820
Ground Transportation — 0.63%
Heartland Express, Inc.	182,300	2,599,598
Marten Transport Ltd.	84,400	1,770,712
PAM Transportation Services, Inc. (a)	34,517	717,263
		5,087,573
Machinery — 3.46%
Barnes Group, Inc.	71,100	2,319,993
Columbus McKinnon Corp.	59,500	2,321,690
Enerpac Tool Group Corp.	54,800	1,703,732
Flowserve Corp.	75,900	3,128,598
Gates Industrial Corp. PLC (a)	188,200	2,525,644
The Greenbrier Companies, Inc.	80,999	3,578,535
Hillenbrand, Inc.	73,520	3,517,932
Miller Industries, Inc.	26,820	1,134,218
Mueller Industries, Inc.	55,200	2,602,680
Mueller Water Products, Inc.	162,900	2,345,760
Wabash National Corp.	99,182	2,541,043
		27,719,825
Marine Transportation — 0.33%
Matson, Inc.	23,813	2,609,905
Professional Services — 3.73%
BGSF, Inc.	27,260	256,244
Concentrix Corp.	35,700	3,506,098
Heidrick & Struggles International, Inc.	107,810	3,183,629
Kelly Services, Inc.	111,650	2,413,873
Kforce, Inc.	34,600	2,337,576
Korn Ferry	57,556	3,415,949
ManpowerGroup, Inc.	39,600	3,147,012
RCM Technologies, Inc. (a)	38,200	1,109,328
Resources Connection, Inc.	202,685	2,872,046
TrueBlue, Inc. (a)	222,900	3,419,286
TTEC Holdings, Inc.	119,800	2,596,066
Verra Mobility Corp. (a)	72,000	1,658,160
		29,915,267
Trading Companies & Distributors — 1.00%
Global Industrial Company	23,957	930,490
MRC Global, Inc. (a)	66,400	731,064
NOW, Inc. (a)	66,300	750,516
Rush Enterprises, Inc.	77,170	3,881,651
Titan Machinery, Inc. (a)	60,100	1,735,688
		8,029,409
TOTAL INDUSTRIALS		131,694,005
	Shares Held	Value
INFORMATION TECHNOLOGY — 7.79% Communications Equipment — 0.26%
Cambium Networks Corp. (a)	349,252	$2,095,512
Electronic Equipment, Instruments & Components — 4.83%
Avnet, Inc.	61,300	3,089,520
Belden, Inc.	45,170	3,489,384
Benchmark Electronics, Inc.	28,200	779,448
Coherent Corp. (a)	63,500	2,764,155
ePlus, Inc. (a)	37,380	2,984,419
Itron, Inc. (a)	44,700	3,375,297
Kimball Electronics, Inc. (a)	94,300	2,541,385
PC Connection, Inc.	26,906	1,808,352
Plexus Corp. (a)	29,923	3,235,574
Sanmina Corp. (a)	61,795	3,174,409
ScanSource, Inc. (a)	46,033	1,823,367
TTM Technologies, Inc. (a)	210,500	3,328,005
Vishay Intertechnology, Inc.	126,626	3,035,225
Vontier Corp.	95,400	3,296,070
		38,724,610
Semiconductors & Semiconductor Equipment — 1.59%
Cirrus Logic, Inc. (a)	28,300	2,354,277
Diodes, Inc. (a)	32,249	2,596,689
MaxLinear, Inc. (a)	91,800	2,182,086
Photronics, Inc. (a)	79,900	2,506,463
Semtech Corp. (a)	139,400	3,054,254
		12,693,769
Software — 0.89%
ACI Worldwide, Inc. (a)	110,300	3,375,180
NCR Voyix Corp. (a)	113,600	1,920,976
Telos Corp. (a)	506,000	1,846,900
		7,143,056
Technology Hardware, Storage & Peripherals — 0.22%
CPI Card Group, Inc. (a)	91,000	1,746,290
TOTAL INFORMATION TECHNOLOGY		62,403,237
MATERIALS — 5.43% Chemicals — 3.17%
AdvanSix, Inc.	88,600	2,654,456
Alto Ingredients, Inc. (a)	934,500	2,485,770
Cabot Corp.	21,170	1,767,695
Ecovyst, Inc. (a)	329,600	3,220,192
Hawkins, Inc.	13,100	922,502
Ingevity Corp. (a)	78,000	3,683,160
Innospec, Inc.	20,700	2,551,068
Minerals Technologies, Inc.	52,100	3,715,251
NewMarket Corp.	1,700	927,911

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Trinseo PLC	418,700	$3,504,519
		25,432,524
Containers & Packaging — 0.59%
Myers Industries, Inc.	126,400	2,471,120
TriMas Corp.	88,800	2,249,304
		4,720,424
Metals & Mining — 1.09%
Compass Minerals International, Inc.	90,100	2,281,332
Kaiser Aluminum Corp.	37,867	2,695,752
Lifezone Metals Ltd. (a) (l)	91,907	830,839
Tredegar Corp.	478,520	2,588,793
Worthington Steel, Inc. (a)	11,050	310,505
		8,707,221
Paper & Forest Products — 0.58%
Mercer International, Inc.	340,500	3,227,940
Sylvamo Corp.	29,800	1,463,478
		4,691,418
TOTAL MATERIALS		43,551,587
REAL ESTATE — 3.75% Diversified Real Estate Investment Trusts — 0.40%
Empire State Realty Trust, Inc.	328,500	3,183,165
Hotel & Resort Real Estate Investment Trusts — 1.12%
Braemar Hotels & Resorts, Inc.	724,300	1,810,750
Park Hotels & Resorts, Inc.	226,000	3,457,800
Pebblebrook Hotel Trust	233,400	3,729,732
		8,998,282
Real Estate Management & Development — 1.96%
Cushman & Wakefield PLC (a)	294,200	3,177,360
Douglas Elliman, Inc.	472,460	1,393,757
Marcus & Millichap, Inc.	89,900	3,926,832
RE/MAX Holdings, Inc.	278,300	3,709,739
Seritage Growth Properties (a)	376,348	3,518,854
		15,726,542
Retail Real Estate Investment Trusts — 0.27%
Alexander's, Inc.	10,100	2,157,057
TOTAL REAL ESTATE		30,065,046
UTILITIES — 4.19% Electric Utilities — 1.53%
ALLETE, Inc.	52,776	3,227,780
Otter Tail Corp.	35,740	3,036,828
PNM Resources, Inc.	68,402	2,845,523
Portland General Electric Company	72,400	3,137,816
		12,247,947
	Shares Held	Value
Gas Utilities — 1.55%
Northwest Natural Holding Company	81,000	$3,154,140
ONE Gas, Inc.	47,400	3,020,328
Southwest Gas Holdings, Inc.	50,300	3,186,505
Spire, Inc.	49,273	3,071,679
		12,432,652
Multi-Utilities — 1.11%
Avista Corp.	81,261	2,904,268
Black Hills Corp.	55,900	3,015,805
Northwestern Energy Group, Inc.	58,100	2,956,709
		8,876,782
TOTAL UTILITIES		33,557,381
Total common stocks (Cost $700,535,656)		789,623,770
Total long-term investments (Cost $700,535,656)		789,623,770
COLLATERAL FOR SECURITIES ON LOAN — 0.72%
Money Market Funds — 0.72%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 5.28%^	5,776,002	5,776,002
Total collateral for securities on loan (Cost $5,776,002)		5,776,002
SHORT-TERM INVESTMENTS — 1.20%	Principal Amount
Time Deposits — 1.20%
Citigroup, Inc., 4.68%, 01/02/2024*	$9,618,692	9,618,692
Total short-term investments (Cost $9,618,692)		9,618,692
Total investments — 100.43% (Cost $715,930,350)		805,018,464
Liabilities in excess of other assets — (0.43)%		(3,438,487)
Net assets — 100.00%		$801,579,977

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $5,628,603. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

^ — Rate shown is the 7-day yield as of December 31, 2023.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Global Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Telefonaktiebolaget LM Ericsson	4.88%
F5, Inc.	3.97%
Elevance Health, Inc.	3.68%
CVS Health Corp.	3.00%
Siemens AG	2.57%
Fidelity National Information Services, Inc.	2.56%
American International Group, Inc.	2.51%
Medtronic PLC	2.50%
GE HealthCare Technologies, Inc.	2.32%
General Motors Company	2.30%

* Based on country of risk.

COMMON STOCKS — 97.71%	Shares Held	Value
COMMUNICATION SERVICES — 8.04% Entertainment — 0.84%
Warner Bros. Discovery, Inc. (a)	25,150	$286,207
Interactive Media & Services — 2.08%
Alphabet, Inc. (a)	5,100	712,419
Media — 4.35%
Comcast Corp.	16,500	723,525
WPP PLC (v)	80,300	767,016
		1,490,541
Wireless Telecommunication Services — 0.77%
Vodafone Group PLC — ADR	30,372	264,236
TOTAL COMMUNICATION SERVICES		2,753,403
CONSUMER DISCRETIONARY — 7.42% Automobile Components — 2.30%
Magna International, Inc.	13,311	786,414
Automobiles — 2.30%
General Motors Company	21,945	788,265
Hotels, Restaurants & Leisure — 2.82%
Accor SA (v)	20,500	784,658
Entain PLC (v)	14,400	181,599
		966,257
TOTAL CONSUMER DISCRETIONARY		2,540,936
CONSUMER STAPLES — 2.53% Household Products — 1.53%
Henkel AG & Company KGaA (v)	7,300	523,764
Personal Care Products — 1.00%
Unilever PLC (v)	7,100	343,718
TOTAL CONSUMER STAPLES		867,482
ENERGY — 9.25% Energy Equipment & Services — 1.43%
NOV, Inc.	24,069	488,119
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.82%
APA Corp.	17,800	$638,664
Baytex Energy Corp.	38,900	128,585
Cenovus Energy, Inc.	8,000	133,308
Kosmos Energy Ltd. (a)	72,300	485,133
Marathon Oil Corp.	14,000	338,240
Shell PLC — ADR	10,100	664,580
Suncor Energy, Inc.	9,100	291,533
		2,680,043
TOTAL ENERGY		3,168,162
FINANCIALS — 26.88% Banks — 14.63%
BNP Paribas SA (v)	4,856	337,228
Citigroup, Inc.	14,704	756,374
Citizens Financial Group, Inc.	14,700	487,158
ING Groep NV (v)	31,156	467,169
Lloyds Banking Group PLC (v)	1,030,300	624,914
NatWest Group PLC (v)	175,500	488,838
Popular, Inc.	6,300	517,041
Societe Generale SA (v)	12,493	332,380
U.S. Bancorp	7,500	324,600
Wells Fargo & Company	13,730	675,790
		5,011,492
Capital Markets — 1.95%
The Bank of New York Mellon Corp.	6,600	343,530
The Goldman Sachs Group, Inc.	840	324,047
		667,577
Financial Services — 3.63%
Euronet Worldwide, Inc. (a)	3,600	365,364
Fidelity National Information Services, Inc.	14,600	877,022
		1,242,386

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
Insurance — 6.67%
American International Group, Inc.	12,669	$858,325
The Hartford Financial Services Group, Inc.	8,200	659,116
Tokio Marine Holdings, Inc. (v)	30,900	769,440
		2,286,881
TOTAL FINANCIALS		9,208,336
HEALTH CARE — 12.54% Health Care Equipment & Supplies — 5.86%
GE HealthCare Technologies, Inc.	10,278	794,695
Koninklijke Philips NV (a) (v)	15,299	358,030
Medtronic PLC	10,400	856,752
		2,009,477
Health Care Providers & Services — 6.68%
CVS Health Corp.	13,000	1,026,480
Elevance Health, Inc.	2,675	1,261,423
		2,287,903
TOTAL HEALTH CARE		4,297,380
INDUSTRIALS — 16.77% Aerospace & Defense — 3.53%
Airbus SE (v)	3,000	463,464
Babcock International Group PLC (v)	103,400	519,849
BAE Systems PLC (v)	16,059	227,302
		1,210,615
Air Freight & Logistics — 3.16%
FedEx Corp.	2,260	571,712
International Distributions Services PLC (a) (v)	147,187	509,806
		1,081,518
Ground Transportation — 1.52%
U-Haul Holding Company	7,415	522,313
Industrial Conglomerates — 4.67%
General Electric Company	5,634	719,067
Siemens AG (v)	4,700	881,762
		1,600,829
Machinery — 1.71%
Cummins, Inc.	2,450	586,946
Passenger Airlines — 0.95%
Qantas Airways Ltd. (a) (v)	88,600	324,543
Professional Services — 1.23%
Randstad NV (v)	6,700	420,491
TOTAL INDUSTRIALS		5,747,255
INFORMATION TECHNOLOGY — 14.28% Communications Equipment — 8.85%
F5, Inc. (a)	7,600	1,360,248
Telefonaktiebolaget LM Ericsson — ADR	265,372	1,671,844
		3,032,092
	Shares Held		Value
Semiconductors & Semiconductor Equipment — 0.97%
Micron Technology, Inc.		3,900	$332,826
Software — 2.44%
Microsoft Corp.		1,303	489,980
Oracle Corp.		1,700	179,231
Workday, Inc. (a)		600	165,636
			834,847
Technology Hardware, Storage & Peripherals — 2.02%
Samsung Electronics Company Ltd. (v)		11,400	691,944
TOTAL INFORMATION TECHNOLOGY			4,891,709
Total common stocks (Cost $27,563,236)			33,474,663
Total long-term investments (Cost $27,563,236)			33,474,663
SHORT-TERM INVESTMENTS — 1.93%	Principal Amount
Time Deposits — 1.93%
Citigroup, Inc., 4.68%, 01/02/2024*		$660,119	660,119
Royal Bank of Canada, 2.71%, 01/02/2024*	EUR	7	8
Total short-term investments (Cost $660,127)			660,127
Total investments — 99.64% (Cost $28,223,363)			34,134,790
Other assets in excess of liabilities — 0.36%			123,346
Net assets — 100.00%			$34,258,136

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $10,017,915, which represented 29.24% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

EUR — Euro

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley International Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Telefonaktiebolaget LM Ericsson	5.00%
Shell PLC	3.54%
Siemens AG	3.52%
Airbus SE	3.40%
Samsung Electronics Company Ltd.	3.24%
Accor SA	3.09%
Randstad NV	3.09%
ING Groep NV	3.03%
Magna International, Inc.	3.02%
Tokio Marine Holdings, Inc.	2.97%

* Based on country of risk.

COMMON STOCKS — 96.70%	Shares Held	Value
COMMUNICATION SERVICES — 4.24% Media — 2.93%
RTL Group SA (v)	740	$28,580
WPP PLC (v)	7,800	74,505
		103,085
Wireless Telecommunication Services — 1.31%
Vodafone Group PLC (v)	52,546	45,890
TOTAL COMMUNICATION SERVICES		148,975
CONSUMER DISCRETIONARY — 7.96% Automobile Components — 3.02%
Magna International, Inc.	1,797	106,167
Automobiles — 1.06%
Bayerische Motoren Werke AG (v)	376	37,413
Hotels, Restaurants & Leisure — 3.88%
Accor SA (v)	2,840	108,704
Entain PLC (v)	2,200	27,744
		136,448
TOTAL CONSUMER DISCRETIONARY		280,028
CONSUMER STAPLES — 9.53% Beverages — 4.82%
Britvic PLC (v)	2,700	28,902
Coca-Cola Europacific Partners PLC	550	36,707
Heineken Holding NV (v)	1,227	103,895
		169,504
Consumer Staples Distribution & Retail — 0.60%
Tesco PLC (v)	5,738	21,258
Food Products — 0.79%
JDE Peet's NV	1,030	27,699
Household Products — 2.47%
Henkel AG & Company KGaA (v)	1,210	86,816
	Shares Held	Value
Personal Care Products — 0.85%
Unilever PLC (v)	618	$29,918
TOTAL CONSUMER STAPLES		335,195
ENERGY — 14.06% Energy Equipment & Services — 1.24%
Subsea 7 SA (v)	3,000	43,701
Oil, Gas & Consumable Fuels — 12.82%
Baytex Energy Corp.	8,500	28,097
Cenovus Energy, Inc.	3,970	66,154
Kosmos Energy Ltd. (a)	12,718	85,338
Parkland Corp. (Acquired 01/30/2023, Cost $26,811) (m)	1,140	36,745
Shell PLC (v)	3,787	124,604
Suncor Energy, Inc.	2,360	75,607
TotalEnergies SE (v)	505	34,339
		450,884
TOTAL ENERGY		494,585
FINANCIALS — 22.63% Banks — 18.20%
ABN AMRO Bank NV (r) (v)	3,400	51,131
Barclays PLC (v)	22,417	43,894
BNP Paribas SA (v)	1,484	103,057
ING Groep NV (v)	7,107	106,566
Lloyds Banking Group PLC (v)	172,000	104,324
NatWest Group PLC (v)	24,514	68,281
Societe Generale SA (v)	3,341	88,888
UniCredit SpA (v)	2,710	73,792
		639,933
Insurance — 4.43%
Enstar Group Ltd. (a)	69	20,310
Tokio Marine Holdings, Inc. (v)	4,200	104,584

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley International Value Fund (Unaudited)

	Shares Held	Value
Zurich Insurance Group AG (v)	59	$30,847
		155,741
TOTAL FINANCIALS		795,674
HEALTH CARE — 4.47% Health Care Equipment & Supplies — 3.55%
Koninklijke Philips NV (a) (v)	2,592	60,658
Medtronic PLC	780	64,256
		124,914
Pharmaceuticals — 0.92%
Euroapi SA (a) (v)	5	32
GSK PLC (v)	1,747	32,266
		32,298
TOTAL HEALTH CARE		157,212
INDUSTRIALS — 19.43% Aerospace & Defense — 8.14%
Airbus SE (v)	775	119,729
Babcock International Group PLC (v)	19,100	96,027
BAE Systems PLC (v)	2,675	37,862
Safran SA (v)	185	32,617
		286,235
Air Freight & Logistics — 2.16%
International Distributions Services PLC (a) (v)	21,929	75,955
Industrial Conglomerates — 3.52%
Siemens AG (v)	660	123,822
Machinery — 0.58%
CNH Industrial NV	1,693	20,621
Passenger Airlines — 1.94%
Qantas Airways Ltd. (a) (v)	18,600	68,132
Professional Services — 3.09%
Randstad NV (v)	1,730	108,575
TOTAL INDUSTRIALS		683,340
INFORMATION TECHNOLOGY — 10.62% Communications Equipment — 5.42%
Nokia Oyj (v)	4,300	14,645
Telefonaktiebolaget LM Ericsson (v)	27,944	175,857
		190,502
IT Services — 1.07%
Capgemini SE (v)	180	37,618
Semiconductors & Semiconductor Equipment — 0.89%
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	300	31,200
Technology Hardware, Storage & Peripherals — 3.24%
Samsung Electronics Company Ltd. (v)	1,880	114,110
TOTAL INFORMATION TECHNOLOGY		373,430
	Shares Held	Value
MATERIALS — 3.76% Chemicals — 3.76%
Akzo Nobel NV (v)	810	$67,073
Fuso Chemical Company Ltd. (v)	2,200	64,978
TOTAL MATERIALS		132,051
Total common stocks (Cost $2,848,713)		3,400,490
Total long-term investments (Cost $2,848,713)		3,400,490
SHORT-TERM INVESTMENTS — 3.20%	Principal Amount
Time Deposits — 3.20%
JPMorgan Chase & Company, 4.68%, 01/02/2024*	$112,673	112,673
Total short-term investments (Cost $112,673)		112,673
Total investments — 99.90% (Cost $2,961,386)		3,513,163
Other assets in excess of liabilities — 0.10%		3,530
Net assets — 100.00%		$3,516,693

(a) — Non-income producing security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $36,745, which represented 1.04% of net assets. See Restricted and Illiquid Securities in Note 1 in Notes to the Financial Statements.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $51,131, which represented 1.45% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,801,589, which represented 79.67% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Norion Bank AB	0.58%
Raiffeisen Bank International AG	0.58%
Elmera Group ASA	0.56%
Sparebanken Vest	0.56%
AutoCanada, Inc.	0.56%
Financial Partners Group Company Ltd.	0.55%
Vesuvius PLC	0.55%
Elders Ltd.	0.55%
Horiba Ltd.	0.55%
St-Care Holding Corp.	0.55%

* Based on country of risk.

COMMON STOCKS — 99.31%	Shares Held	Value
COMMUNICATION SERVICES — 1.38% Entertainment — 0.30%
GungHo Online Entertainment, Inc. (v)	1,300	$21,642
Media — 0.77%
Atresmedia Corp. de Medios de Comunicacion SA (v)	5,000	19,863
ReWorld Media SA (a) (v)	5,000	19,680
RTL Group SA (v)	400	15,449
		54,992
Wireless Telecommunication Services — 0.31%
1&1 AG (v)	1,100	22,003
TOTAL COMMUNICATION SERVICES		98,637
CONSUMER DISCRETIONARY — 9.27% Automobile Components — 2.49%
AKWEL SADIR	800	14,272
Cie Plastic Omnium SE (v)	1,600	21,231
Exco Technologies Ltd.	2,100	12,489
Gestamp Automocion SA (r) (v)	5,300	20,516
Linamar Corp.	470	22,708
Pirelli & C SpA (r) (v)	4,100	22,371
Toyota Boshoku Corp. (v)	1,100	17,394
TS Tech Company Ltd. (v)	2,600	31,381
Valeo SE (v)	1,000	15,456
		177,818
Automobiles — 0.26%
Kabe Group AB	600	18,322
Distributors — 0.31%
Inchcape PLC (v)	2,400	21,852
Diversified Consumer Services — 0.51%
San Holdings, Inc. (v)	4,600	36,175
Hotels, Restaurants & Leisure — 0.60%
888 Holdings PLC (a)	20,400	24,846
	Shares Held	Value
Fast Fitness Japan, Inc. (v)	2,400	$17,883
		42,729
Household Durables — 1.30%
Crest Nicholson Holdings PLC (v)	5,300	14,655
Kaufman & Broad SA (v)	500	16,651
MJ Gleeson PLC	4,400	27,200
Persimmon PLC (v)	900	15,909
Redrow PLC (v)	2,300	18,015
		92,430
Leisure Products — 1.42%
Catana Group (v)	2,600	16,464
Fountaine Pajot SA	100	12,640
GLOBERIDE, Inc. (v)	2,600	36,913
Kawai Musical Instruments Manufacturing Company Ltd. (v)	1,400	35,299
		101,316
Specialty Retail — 2.12%
AutoCanada, Inc. (a)	2,300	39,749
Halfords Group PLC (v)	7,200	18,272
IDOM, Inc. (v)	3,100	21,296
JB Hi-Fi Ltd. (v)	650	23,489
Shaver Shop Group Ltd. (v)	19,800	14,772
Super Retail Group Ltd. (v)	1,500	16,120
Vertu Motors PLC (v)	19,300	17,440
		151,138
Textiles, Apparel & Luxury Goods — 0.26%
Mavi Giyim Sanayi Ve Ticaret AS (r)	4,700	18,581
TOTAL CONSUMER DISCRETIONARY		660,361
CONSUMER STAPLES — 3.56% Beverages — 0.48%
AG Barr PLC	2,100	13,732

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Britvic PLC (v)	1,900	$20,338
		34,070
Food Products — 2.64%
Austevoll Seafood ASA (v)	2,800	20,419
Cloetta AB (v)	11,600	21,090
Elders Ltd. (v)	7,600	39,026
Lassonde Industries, Inc. (Acquired 05/11/2022 — 06/28/2023, Cost $11,423) (m)	130	13,760
Origin Enterprises PLC	9,900	37,596
Premier Foods PLC	12,300	21,260
S Foods, Inc. (v)	900	20,995
Savencia SA	230	13,965
		188,111
Personal Care Products — 0.44%
PZ Cussons PLC (v)	7,900	15,398
Shinnihonseiyaku Company Ltd. (v)	1,300	15,850
		31,248
TOTAL CONSUMER STAPLES		253,429
ENERGY — 6.36% Energy Equipment & Services — 1.71%
Aker Solutions ASA (v)	3,200	13,216
CES Energy Solutions Corp.	7,200	18,746
Enerflex Ltd.	3,000	13,879
Expro Group Holdings NV (a)	1,133	18,037
Pason Systems, Inc.	1,600	19,526
SBM Offshore NV (v)	900	12,365
Schoeller-Bleckmann Oilfield Equipment AG (v)	270	13,166
STEP Energy Services Ltd. (a) (r)	4,300	12,721
		121,656
Oil, Gas & Consumable Fuels — 4.65%
Ampol Ltd. (v)	1,000	24,645
Baytex Energy Corp.	8,200	27,105
Birchcliff Energy Ltd.	3,400	14,831
Cardinal Energy Ltd. (Acquired 05/04/2021 — 06/28/2023, Cost $26,778) (m)	6,700	31,754
Crescent Point Energy Corp.	4,700	32,597
CropEnergies AG (v)	2,200	27,960
EnQuest PLC (a)	74,700	14,358
Kosmos Energy Ltd. (a)	4,800	32,208
NuVista Energy Ltd. (a)	2,400	19,996
Pantheon Resources PLC (a) (v)	40,773	13,500
Tamarack Valley Energy Ltd.	11,300	26,181
Tullow Oil PLC (a) (v)	72,449	35,876
	Shares Held	Value
Vermilion Energy, Inc.	2,500	$30,131
		331,142
TOTAL ENERGY		452,798
FINANCIALS — 26.13% Banks — 10.95%
Aozora Bank Ltd. (v)	1,600	34,689
The Awa Bank Ltd. (v)	2,000	33,361
Bank Danamon Indonesia Tbk PT (v)	113,900	20,565
The Bank of East Asia Ltd. (v)	25,178	31,077
Basellandschaftliche Kantonalbank	12	12,213
Caisse Regionale de Credit Agricole Mutuel Brie Picardie (v)	700	13,467
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine	160	13,777
Caisse Regionale de Credit Agricole Mutuel de Paris et d'Ile-de-France	180	12,930
Caisse Regionale de Credit Agricole Mutuel Nord de France	1,000	14,096
Canadian Western Bank	1,600	37,275
Dah Sing Financial Holdings Ltd. (v)	13,600	27,858
EQB, Inc.	370	24,358
The First Bank of Toyama Ltd. (v)	3,300	17,962
The Hachijuni Bank Ltd. (v)	3,700	20,569
Heartland Group Holdings Ltd.	13,100	12,256
Iyogin Holdings, Inc. (v)	3,400	22,786
mBank SA (a) (v)	100	13,597
MyState Ltd. (v)	10,200	21,822
Norion Bank AB (a) (v)	9,600	41,438
Pareto Bank ASA (v)	4,200	22,268
Raiffeisen Bank International AG (v)	2,000	41,214
Spar Nord Bank A/S (v)	1,300	20,531
SpareBank 1 Nord Norge (v)	2,300	23,355
Sparebank 1 Oestlandet (v)	2,900	37,846
SpareBank 1 SMN (v)	1,700	23,723
SpareBank 1 SR-Bank ASA (v)	1,800	22,828
Sparebanken More	2,900	23,977
Sparebanken Vest (v)	3,700	39,826
Sparekassen Sjaelland-Fyn A/S (v)	700	20,727
Suruga Bank Ltd. (v)	5,700	31,427
TOMONY Holdings, Inc. (v)	6,100	16,866
Unicaja Banco SA (r) (v)	29,900	29,447
		780,131
Capital Markets — 3.87%
AGF Management Ltd.	3,900	22,693
Altshuler Shaham Finance Ltd. (v)	10,300	14,427

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
AURELIUS Equity Opportunities SE & Company KGaA (v)	1,400	$21,019
Azimut Holding SpA (v)	900	23,526
CI Financial Corp.	1,700	19,065
CMC Markets PLC (r)	11,300	15,124
Flow Traders Ltd.	900	17,844
HS Holdings Company Ltd. (v)	4,500	32,174
IG Group Holdings PLC (v)	1,600	15,594
JAFCO Group Company Ltd. (v)	1,800	21,023
Jupiter Fund Management PLC (v)	32,450	38,603
Man Group PLC (v)	7,100	21,038
Navigator Global Investments Ltd. (v)	15,500	13,424
		275,554
Consumer Finance — 0.80%
Hoist Finance AB (a) (r) (v)	4,900	18,049
Resurs Holding AB (r) (v)	9,200	21,832
Solvar Ltd. (v)	19,100	17,193
		57,074
Financial Services — 4.48%
Aruhi Corp. (v)	3,600	20,965
Australian Finance Group Ltd. (v)	19,300	20,511
Banca IFIS SpA (v)	1,800	31,251
BFF Bank SpA (r) (v)	1,900	21,676
Corp. Financiera Alba SA (v)	400	21,194
Financial Partners Group Company Ltd. (v)	3,300	39,261
GRENKE AG (v)	800	22,135
Kinnevik AB (a) (v)	2,200	23,647
OFX Group Ltd. (a) (v)	13,400	13,764
OSB Group PLC (v)	3,100	18,306
PayPoint PLC (v)	1,900	12,580
Peugeot Invest (v)	200	22,419
Plus500 Ltd. (v)	1,800	38,226
WAG Payment Solutions PLC (a)	11,600	13,307
		319,242
Insurance — 6.03%
Beazley PLC (v)	1,900	12,627
Brookfield Reinsurance Ltd. (a)	600	23,999
Clal Insurance Enterprises Holdings Ltd. (a) (v)	1,000	15,927
Coface SA (v)	2,500	32,761
Direct Line Insurance Group PLC (a) (v)	12,900	29,875
FBD Holdings PLC	900	11,277
Grupo Catalana Occidente SA (v)	1,000	34,187
Harel Insurance Investments & Financial Services Ltd. (v)	3,000	23,490
Hiscox Ltd.	1,100	14,778
	Shares Held	Value
IDI Insurance Company Ltd.	600	$16,002
Just Group PLC (v)	20,000	21,853
Lancashire Holdings Ltd.	2,400	19,089
Menora Mivtachim Holdings Ltd. (v)	600	15,429
The Phoenix Holdings Ltd. (v)	2,200	22,291
Protector Forsikring ASA	900	15,945
SCOR SE (v)	700	20,511
Solid Forsakring AB (v)	2,400	15,162
Steadfast Group Ltd. (v)	5,600	22,243
Unipol Gruppo SpA (v)	5,700	32,530
Vienna Insurance Group AG Wiener Versicherung Gruppe (v)	460	13,447
Wuestenrot & Wuerttembergische AG (v)	1,100	16,181
		429,604
TOTAL FINANCIALS		1,861,605
HEALTH CARE — 5.03% Biotechnology — 0.26%
Bavarian Nordic A/S (a) (v)	700	18,398
Health Care Equipment & Supplies — 1.84%
Eiken Chemical Company Ltd. (v)	2,600	31,469
El.En. SpA (v)	1,900	20,445
Japan Lifeline Company Ltd. (v)	2,700	24,131
Paramount Bed Holdings Company Ltd. (v)	1,600	31,382
Riverstone Holdings Ltd. (v)	43,400	23,162
		130,589
Health Care Providers & Services — 1.88%
Charm Care Corp. KK (v)	4,200	37,641
Medical Facilities Corp.	5,100	34,563
Oriola Oyj (v)	19,200	23,098
St-Care Holding Corp. (v)	5,500	38,842
		134,144
Health Care Technology — 0.29%
Software Service, Inc. (v)	300	20,894
Pharmaceuticals — 0.76%
Faes Farma SA (v)	9,600	33,504
Tsumura & Company (v)	1,100	20,699
		54,203
TOTAL HEALTH CARE		358,228
INDUSTRIALS — 24.18% Aerospace & Defense — 1.17%
Austal Ltd. (v)	16,400	22,661
Babcock International Group PLC (v)	6,500	32,679
QinetiQ Group PLC (v)	7,200	28,345
		83,685

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Air Freight & Logistics — 1.05%
bpost SA	6,200	$31,922
International Distributions Services PLC (a) (v)	4,500	15,586
PostNL NV (v)	7,826	12,232
Wincanton PLC (v)	3,800	15,076
		74,816
Building Products — 0.19%
Deceuninck NV (v)	5,300	13,325
Commercial Services & Supplies — 1.50%
Dexterra Group, Inc.	7,800	33,907
DO & CO AG	150	22,256
Downer EDI Ltd. (v)	11,200	33,588
ISS A/S (v)	900	17,190
		106,941
Construction & Engineering — 2.55%
Aecon Group, Inc.	1,500	14,796
Costain Group PLC	21,500	17,375
Dai-Dan Company Ltd. (v)	2,200	22,201
Fukuda Corp. (v)	400	14,253
Hazama Ando Corp. (v)	1,700	13,427
JGC Holdings Corp. (v)	1,100	12,660
Koninklijke BAM Groep NV (v)	7,700	20,580
Kyudenko Corp. (v)	500	18,000
Novac Company Ltd. (v)	700	15,220
NRW Holdings Ltd. (v)	8,000	16,251
Yurtec Corp. (v)	2,100	16,700
		181,463
Electrical Equipment — 0.79%
Endo Lighting Corp. (v)	4,300	36,563
Innovatec SpA (a) (v)	14,000	19,526
		56,089
Ground Transportation — 0.71%
Lindsay Australia Ltd. (v)	46,217	36,735
Redde Northgate PLC	3,000	13,900
		50,635
Industrial Conglomerates — 0.42%
Chargeurs SA (v)	2,300	29,697
Machinery — 8.83%
Danieli & C Officine Meccaniche SpA (v)	900	21,586
Duerr AG (v)	1,490	35,133
Iveco Group NV (a) (v)	4,000	36,064
Luxfer Holdings PLC	2,200	19,668
Morgan Advanced Materials PLC	4,300	15,511
Morita Holdings Corp. (v)	3,000	32,990
NGK Insulators Ltd. (v)	1,600	19,081
	Shares Held	Value
Norma Group SE (v)	1,900	$33,562
Obara Group, Inc. (v)	800	21,380
Okamoto Machine Tool Works Ltd. (v)	900	36,135
OKUMA Corp. (v)	800	34,362
Pegasus Company Ltd. (v)	10,800	34,180
Rieter Holding AG (v)	300	32,186
SFS Group AG (v)	310	38,464
Sulzer AG (v)	370	37,817
Takuma Company Ltd. (v)	2,500	31,652
Techno Smart Corp. (v)	1,100	13,751
Tocalo Company Ltd. (v)	3,400	35,943
Tsugami Corp. (v)	4,500	38,658
VBG Group AB (v)	900	21,689
Vesuvius PLC (v)	6,400	39,245
		629,057
Professional Services — 4.64%
AFRY AB (v)	2,400	33,282
Bertrandt AG	410	23,265
Career Design Center Company Ltd. (v)	1,100	16,844
EJ Holdings, Inc. (v)	1,900	21,796
FULLCAST Holdings Company Ltd. (v)	1,600	20,738
Hito Communications Holdings, Inc. (v)	4,000	34,622
McMillan Shakespeare Ltd. (v)	1,700	18,484
Openjobmetis SpA Agenzia Per Il Lavoro	1,300	22,962
Pagegroup PLC (v)	2,500	15,524
Pasco Corp. (v)	1,900	23,738
Pasona Group, Inc. (v)	900	16,815
PeopleIN Ltd. (v)	33,600	28,736
SThree PLC (v)	3,000	15,902
Will Group, Inc. (v)	4,600	37,639
		330,347
Trading Companies & Distributors — 2.33%
Howden Joinery Group PLC (v)	1,600	16,565
Kamei Corp. (v)	3,200	38,710
RS Group PLC (v)	1,500	15,657
Wajax Corp.	1,000	22,844
Yamazen Corp. (v)	4,200	35,459
Yuasa Trading Company Ltd. (v)	1,100	36,900
		166,135
TOTAL INDUSTRIALS		1,722,190
INFORMATION TECHNOLOGY — 10.67% Communications Equipment — 0.65%
Evertz Technologies Ltd.	2,200	23,128
Ituran Location and Control Ltd.	850	23,154
		46,282

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Electronic Equipment, Instruments & Components — 2.60%
Anritsu Corp. (v)	1,500	$14,453
Esprinet SpA (v)	3,000	18,226
Horiba Ltd. (v)	500	38,994
Hosiden Corp. (v)	2,600	31,637
Incap Oyj (a) (v)	4,500	38,524
Santec Holdings Corp. (v)	1,000	21,885
Sun-Wa Technos Corp. (v)	1,400	21,756
		185,475
IT Services — 3.74%
Argo Graphics, Inc. (v)	600	15,558
Aubay (v)	540	24,858
Digital Hearts Holdings Company Ltd. (v)	2,400	17,166
GFT Technologies SE (v)	1,010	34,755
Indra Sistemas SA (v)	1,300	20,135
Itfor, Inc. (v)	2,800	23,713
Know IT AB (v)	800	12,429
Mitsubishi Research Institute, Inc. (v)	600	19,665
Pole To Win Holdings, Inc. (v)	6,300	21,532
Prevas AB (v)	1,600	19,147
SB Technology Corp. (v)	2,100	35,283
Sopra Steria Group SACA (v)	100	21,902
		266,143
Semiconductors & Semiconductor Equipment — 2.12%
Inter Action Corp. (v)	4,900	37,554
Melexis NV (v)	250	25,197
Optorun Company Ltd. (v)	1,700	19,601
u-blox Holding AG (a) (v)	310	36,840
UMS Holdings Ltd. (v)	13,725	13,917
Yamaichi Electronics Company Ltd. (v)	1,300	17,804
		150,913
Software — 1.56%
Cresco Ltd. (v)	2,600	35,301
F-Secure Oyj (v)	9,700	21,818
Fukui Computer Holdings, Inc. (v)	800	14,271
Silverlake Axis Ltd.	85,500	18,140
UNITED, Inc. (v)	3,400	21,667
		111,197
TOTAL INFORMATION TECHNOLOGY		760,010
MATERIALS — 9.79% Chemicals — 3.37%
C Uyemura & Company Ltd. (v)	300	23,504
Dai Nippon Toryo Company Ltd. (v)	5,000	36,098
FUCHS SE (v)	1,000	35,838
Fuso Chemical Company Ltd. (v)	700	20,675
	Shares Held	Value
Hodogaya Chemical Company Ltd. (v)	1,300	$34,247
Kanto Denka Kogyo Company Ltd. (v)	3,900	23,671
Soken Chemical & Engineering Company Ltd. (v)	800	13,693
Tessenderlo Group SA (v)	577	18,011
Zeon Corp. (v)	3,700	34,309
		240,046
Construction Materials — 1.94%
Adbri Ltd. (a) (v)	15,000	30,718
Cementir Holding NV (v)	2,100	22,139
CSR Ltd. (v)	5,300	23,846
Forterra PLC (r)	17,211	38,786
Shinagawa Refractories Company Ltd. (v)	1,900	23,094
		138,583
Containers & Packaging — 1.57%
Billerud Aktiebolag (v)	2,200	22,421
Fuji Seal International, Inc. (v)	1,900	23,050
Pact Group Holdings Ltd. (a)	50,100	29,190
Vetropack Holding AG (v)	800	37,167
		111,828
Metals & Mining — 1.88%
Grange Resources Ltd. (v)	94,900	30,072
Iluka Resources Ltd. (v)	4,400	19,793
Maruichi Steel Tube Ltd. (v)	600	15,575
Rana Gruber ASA (v)	1,600	12,568
Stelco Holdings, Inc.	600	22,727
Vulcan Steel Ltd. (v)	6,400	33,341
		134,076
Paper & Forest Products — 1.05%
Arctic Paper SA (v)	2,800	15,904
Canfor Corp. (a)	1,700	22,901
Rottneros AB	12,000	14,491
Western Forest Products, Inc.	39,900	21,380
		74,676
TOTAL MATERIALS		699,209
REAL ESTATE — 0.80% Health Care Real Estate Investment Trusts — 0.33%
Target Healthcare REIT PLC (v)	21,300	23,425
Retail Real Estate Investment Trusts — 0.47%
SmartCentres Real Estate Investment Trust	1,800	33,812
TOTAL REAL ESTATE		57,237
UTILITIES — 2.12% Electric Utilities — 0.87%
Elmera Group ASA (r)	13,500	40,128
EVN AG (v)	700	21,963
		62,091

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held		Value
Gas Utilities — 0.78%
Hiroshima Gas Company Ltd. (v)		7,200	$19,484
Italgas SpA (v)		6,300	36,073
			55,557
Multi-Utilities — 0.47%
ACEA SpA (v)		2,200	33,627
TOTAL UTILITIES			151,275
Total common stocks (Cost $6,294,483)			7,074,979
Total long-term investments (Cost $6,294,483)			7,074,979
SHORT-TERM INVESTMENTS — 0.45%	Principal Amount
Time Deposits — 0.45%
Australia and New Zealand Banking Group Ltd., 4.68%, 01/02/2024*		$32,120	32,120
Royal Bank of Canada, 2.71%, 01/02/2024*	EUR	14	15
Total short-term investments (Cost $32,135)			32,135
Total investments — 99.76% (Cost $6,326,618)			7,107,114
Other assets in excess of liabilities — 0.24%			16,713
Net assets — 100.00%			$7,123,827

(a) — Non-income producing security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $45,514, which represented 0.64% of net assets. See Restricted and Illiquid Securities in Note 1 in Notes to the Financial Statements.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $259,231, which represented 3.64% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $5,570,978, which represented 78.20% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

EUR — Euro

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Holdings*	Percent of net assets
Telefonaktiebolaget LM Ericsson	6.69%
F5, Inc.	5.01%
Arrow Electronics, Inc.	3.91%
Elevance Health, Inc.	3.70%
Medtronic PLC	3.66%
Shell PLC	3.65%
Siemens AG	3.38%
Stagwell, Inc.	3.21%
Popular, Inc.	3.03%
The Goldman Sachs Group, Inc.	2.75%

* Excluding short-term securities

COMMON STOCKS — 96.47%	Shares Held	Value
COMMUNICATION SERVICES — 8.51% Entertainment — 0.74%
Warner Bros. Discovery, Inc. (a)	398,380	$4,533,565
Interactive Media & Services — 1.89%
Alphabet, Inc. (a)	83,100	11,608,239
Media — 5.88%
Comcast Corp.	263,300	11,545,705
Stagwell, Inc. (a)	2,968,610	19,681,884
WPP PLC — ADR (l)	102,500	4,875,925
		36,103,514
TOTAL COMMUNICATION SERVICES		52,245,318
CONSUMER DISCRETIONARY — 3.67% Automobiles — 2.06%
General Motors Company	351,500	12,625,880
Broadline Retail — 0.37%
Articore Group Ltd. (a) (v)	4,782,949	2,255,547
Hotels, Restaurants & Leisure — 1.24%
Carnival Corp. (a)	411,100	7,621,794
TOTAL CONSUMER DISCRETIONARY		22,503,221
CONSUMER STAPLES — 2.32% Tobacco — 2.32%
Philip Morris International, Inc.	151,400	14,243,712
TOTAL CONSUMER STAPLES		14,243,712
ENERGY — 14.33% Energy Equipment & Services — 2.68%
McDermott International Ltd. (a)	832,402	74,916
NOV, Inc.	807,800	16,382,184
		16,457,100
Oil, Gas & Consumable Fuels — 11.65%
APA Corp.	416,500	14,944,020
Berry Corp.	1,030,600	7,245,118
	Shares Held	Value
Equitrans Midstream Corp.	1,033,800	$10,524,084
Kosmos Energy Ltd. (a)	1,534,400	10,295,824
Murphy Oil Corp.	69,300	2,956,338
Range Resources Corp.	104,200	3,171,848
Shell PLC — ADR	340,600	22,411,480
		71,548,712
TOTAL ENERGY		88,005,812
FINANCIALS — 20.88% Banks — 7.61%
Citigroup, Inc.	149,200	7,674,848
Citizens Financial Group, Inc.	126,300	4,185,582
Popular, Inc.	226,400	18,580,648
Wells Fargo & Company	330,760	16,280,007
		46,721,085
Capital Markets — 5.17%
The Bank of New York Mellon Corp.	103,200	5,371,560
Evercore, Inc.	18,700	3,198,635
The Goldman Sachs Group, Inc.	43,800	16,896,726
Morgan Stanley	39,600	3,692,700
State Street Corp.	33,100	2,563,926
		31,723,547
Consumer Finance — 3.91%
Capital One Financial Corp.	28,600	3,750,032
Discover Financial Services	48,000	5,395,200
SLM Corp.	777,200	14,860,064
		24,005,296
Financial Services — 1.87%
Fidelity National Information Services, Inc.	191,100	11,479,377
Insurance — 2.32%
American International Group, Inc.	68,600	4,647,650
Enstar Group Ltd. (a)	21,500	6,328,525

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
Global Indemnity Group LLC	102,500	$3,304,600
		14,280,775
TOTAL FINANCIALS		128,210,080
HEALTH CARE — 9.41% Health Care Equipment & Supplies — 4.66%
GE HealthCare Technologies, Inc.	79,700	6,162,404
Medtronic PLC	272,800	22,473,264
		28,635,668
Health Care Providers & Services — 4.75%
CVS Health Corp.	81,500	6,435,240
Elevance Health, Inc.	48,200	22,729,192
		29,164,432
TOTAL HEALTH CARE		57,800,100
INDUSTRIALS — 14.12% Aerospace & Defense — 1.24%
Babcock International Group PLC (v)	1,510,600	7,594,614
Air Freight & Logistics — 1.09%
International Distributions Services PLC (a) (v)	1,929,200	6,682,090
Construction & Engineering — 0.92%
Fluor Corp. (a)	144,500	5,660,065
Ground Transportation — 1.75%
U-Haul Holding Company	152,200	10,720,968
Industrial Conglomerates — 6.59%
General Electric Company	117,300	14,970,999
Siemens AG (v)	110,600	20,749,547
Siemens AG — ADR	50,800	4,751,832
		40,472,378
Professional Services — 2.53%
Korn Ferry	160,900	9,549,415
Randstad NV (v)	95,800	6,012,402
		15,561,817
TOTAL INDUSTRIALS		86,691,932
INFORMATION TECHNOLOGY — 18.98% Communications Equipment — 11.70%
F5, Inc. (a)	171,700	30,730,866
Telefonaktiebolaget LM Ericsson — ADR	6,523,300	41,096,790
		71,827,656
Electronic Equipment, Instruments & Components — 3.91%
Arrow Electronics, Inc. (a)	196,300	23,997,675
Semiconductors & Semiconductor Equipment — 0.58%
Micron Technology, Inc.	42,000	3,584,280
Software — 2.79%
Microsoft Corp.	37,610	14,142,865
	Shares Held	Value
Oracle Corp.	28,600	$3,015,298
		17,158,163
TOTAL INFORMATION TECHNOLOGY		116,567,774
MATERIALS — 4.25% Chemicals — 4.24%
Ecovyst, Inc. (a)	280,500	2,740,485
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	11,073,086
Olin Corp.	198,000	10,682,100
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)	24,058	1,551,741
		26,047,412
Metals & Mining — 0.01%
Metals Recovery Holdings LLC (Acquired 07/24/2014 — 12/10/2019, Cost $6,965,758) (a) (f) (i) (m) (u)	7,042	77,817
TOTAL MATERIALS		26,125,229
Total common stocks (Cost $512,882,663)		592,393,178
PREFERRED STOCKS — 0.55%
FINANCIALS — 0.55% Financial Services — 0.55%
Federal Home Loan Mortgage Corp. — Series K (a)	33,300	145,854
Federal Home Loan Mortgage Corp. — Series N (a)	116,400	459,489
Federal Home Loan Mortgage Corp. — Series S (a)	18,400	76,912
Federal Home Loan Mortgage Corp. — Series Z (a)	935,200	2,712,080
TOTAL FINANCIALS		3,394,335
Total preferred stocks (Cost $2,464,587)		3,394,335
TERM LOANS — 0.58%	Principal Amount
ENERGY — 0.15% Energy Equipment & Services — 0.15%
Lealand Finance Company BV 8.470% (1 Month SOFR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)	$442,883	307,803
6.470% Cash and 3.000% PIK (1 Month SOFR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 — 12/29/2023, Cost $1,489,040) (b) (m) (p)	1,437,239	601,247
TOTAL ENERGY		909,050

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Principal Amount	Value
MATERIALS — 0.43% Chemicals — 0.43%
Iracore International Holdings, Inc. 14.498% (3 Month SOFR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (i) (m) (u)	$2,649,013	$2,649,013
TOTAL MATERIALS		2,649,013
Total term loans (Cost $4,580,936)		3,558,063

PURCHASED PUT OPTIONS — 0.67%	Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY — 0.20% Automobiles — 0.20%
Tesla, Inc. (a) Expiration: June 2024, Exercise Price: $333.33	140	$3,478,720	1,245,650
TOTAL CONSUMER DISCRETIONARY			1,245,650
FINANCIALS — 0.32% Investment Companies — 0.32%
iShares China Large-Cap ETF (a) Expiration: January 2025, Exercise Price: $29.85	1,780	4,277,340	1,143,650
iShares U.S. Real Estate ETF (a) Expiration: January 2026, Exercise Price: $70.00	2,000	18,282,000	805,000
TOTAL FINANCIALS			1,948,650
INFORMATION TECHNOLOGY — 0.15% Software — 0.15%
Alteryx, Inc. (a) Expiration: January 2025, Exercise Price: $40.00	1,600	7,545,600	60,000
Expiration: January 2026, Exercise Price: $30.00	550	2,593,800	13,750
Asana, Inc. (a) Expiration: January 2025, Exercise Price: $30.00	700	1,330,700	833,000
TOTAL INFORMATION TECHNOLOGY			906,750
Total purchased put options (Cost $6,885,742)			4,101,050
Total long-term investments (Cost $526,813,928)			603,446,626

COLLATERAL FOR SECURITIES ON LOAN — 0.44%	Shares Held
Money Market Funds — 0.44%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 5.28%^	2,700,750	2,700,750
Total collateral for securities on loan (Cost $2,700,750)		2,700,750
SHORT-TERM INVESTMENTS — 1.54%	Principal Amount		Value
Time Deposits — 1.54%
Citigroup, Inc., 4.68%, 01/02/2024*		$9,436,858	$9,436,858
Royal Bank of Canada, 2.71%, 01/02/2024*	EUR	37	41
Royal Bank of Canada, 4.16%, 01/02/2024*	GBP	1	1
Total short-term investments (Cost $9,436,899)			9,436,900
Total investments — 100.25% (Cost $538,951,577)			615,584,276
Liabilities in excess of other assets — (0.25)%			(1,542,993)
Net assets — 100.00%			$614,041,283

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2023.

(f) — Security was fair valued by the Advisor pursuant to the Board's designation of the Advisor as valuation designee with respect to the Fund's portfolio investments. The total market value of these securities was $13,799,916, which represented 2.25% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $15,351,657, which represented 2.50% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $2,646,458. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 7 in Notes to the Financial Statements.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $16,260,707, which represented 2.65% of net assets. See Restricted and Illiquid Securities in Note 1 in Notes to the Financial Statements.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security. See Payment In-Kind Securities in Note 1 in Notes to the Financial Statements.

(u) — Value determined using significant unobservable inputs. See Security Valuation in Note 1 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $43,294,200, which represented 7.05% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

EUR — Euro

GBP — British Pound

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2023.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers*	Percent of net assets
Carnival Corp.	2.29%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.77%
Royal Caribbean Cruises Ltd.	1.12%
Boardriders, Inc.	1.12%
Virgin Media Secured Finance PLC	1.07%
TransDigm, Inc.	1.04%
Iracore Holdings Corp. (includes Iracore International Holdings, Inc. and Iracore Investments Holdings, Inc.)	0.98%
Emerald Debt Merger Sub LLC	0.85%
WR Grace Holdings LLC	0.84%
Tenet Healthcare Corp.	0.82%

* Excluding investment companies and short-term securities

CORPORATE BONDS — 85.67%	Principal Amount	Value
Advertising — 0.64%
Stagwell Global LLC 5.625%, 08/15/2029 (r)	$6,741,000	$6,208,006
Aerospace/Defense — 2.30%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	4,657,000	4,556,803
Spirit AeroSystems, Inc. 9.375%, 11/30/2029 (r)	2,510,000	2,749,765
9.750%, 11/15/2030 (r)	4,458,000	4,797,807
TransDigm, Inc. 6.875%, 12/15/2030 (r)	2,365,000	2,437,499
7.125%, 12/01/2031 (r)	7,273,000	7,630,577
		22,172,451
Auto Parts & Equipment — 2.51%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	5,727,000	5,603,798
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028	5,342,000	5,254,407
Clarios Global LP / Clarios US Finance Company 6.750%, 05/15/2028 (r)	4,389,000	4,480,467
The Goodyear Tire & Rubber Company 5.250%, 07/15/2031	5,044,000	4,582,751
ZF North America Capital, Inc. 6.875%, 04/14/2028 (r)	4,161,000	4,314,516
		24,235,939
Automakers — 0.48%
Ford Motor Company 5.291%, 12/08/2046	5,296,000	4,672,079
Banking — 1.33%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (b) (r)	4,706,000	4,688,424
ING Groep NV 6.500% (Fixed until 04/15/2025, then 5 Year Swap Rate USD + 4.446%), Perpetual (b)	2,157,000	2,104,589
	Principal Amount	Value
Popular, Inc. 7.250%, 03/13/2028	$3,030,000	$3,120,461
Texas Capital Bancshares, Inc. 4.000% (Fixed until 05/05/2026, then 5 Year CMT Rate USD + 3.150%), 05/06/2031 (b)	3,400,000	2,952,426
		12,865,900
Brokerage — 0.14%
StoneX Group, Inc. 8.625%, 06/15/2025 (r)	1,325,000	1,344,531
Building & Construction — 2.33%
Ashton Woods USA LLC / Ashton Woods Finance Company 4.625%, 08/01/2029 (r)	5,710,000	5,084,373
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 4.875%, 02/15/2030 (r)	4,782,000	4,211,179
Installed Building Products, Inc. 5.750%, 02/01/2028 (r)	4,671,000	4,556,631
Tri Pointe Homes, Inc. 5.250%, 06/01/2027	3,866,000	3,802,733
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/2028 (r)	5,173,000	4,829,111
		22,484,027
Building Materials — 3.42%
Arcosa, Inc. 4.375%, 04/15/2029 (r)	4,947,000	4,612,830
BlueLinx Holdings, Inc. 6.000%, 11/15/2029 (r)	6,181,000	5,727,501
Knife River Corp. 7.750%, 05/01/2031 (r)	4,427,000	4,716,902
PGT Innovations, Inc. 4.375%, 10/01/2029 (r)	4,891,000	4,878,861
SRS Distribution, Inc. 6.125%, 07/01/2029 (r)	3,000,000	2,847,705
Standard Industries, Inc. 4.375%, 07/15/2030 (r)	6,710,000	6,170,403

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
WESCO Distribution, Inc. 7.250%, 06/15/2028 (r)	$3,990,000	$4,103,875
		33,058,077
Cable & Satellite TV — 6.03%
Block Communications, Inc. 4.875%, 03/01/2028 (r)	5,858,000	5,155,362
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (r)	9,877,000	9,323,703
4.750%, 02/01/2032 (r)	8,820,000	7,788,942
CSC Holdings LLC 5.750%, 01/15/2030 (r)	11,102,000	6,922,541
DirecTV Financing LLC / DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027 (r)	3,006,000	2,826,833
DISH DBS Corp. 5.750%, 12/01/2028 (r)	4,129,000	3,301,032
DISH Network Corp. 11.750%, 11/15/2027 (r)	2,145,000	2,240,822
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	4,800,000	4,510,080
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	10,674,000	10,325,677
Ziggo BV 4.875%, 01/15/2030 (r)	6,578,000	5,875,377
		58,270,369
Chemicals — 4.04%
Axalta Coating Systems Dutch Holding B BV 7.250%, 02/15/2031 (r)	2,752,000	2,889,553
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/2028 (r)	2,991,000	2,863,582
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (r)	6,163,000	5,218,432
NOVA Chemicals Corp. 8.500%, 11/15/2028 (r)	4,472,000	4,695,198
Rain Carbon, Inc. 12.250%, 09/01/2029 (r)	3,538,000	3,462,818
SCIH Salt Holdings, Inc. 4.875%, 05/01/2028 (r)	3,764,000	3,525,198
SCIL IV LLC / SCIL USA Holdings LLC 5.375%, 11/01/2026 (r)	5,377,000	5,167,926
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.125%, 04/01/2029 (r)	7,362,000	3,014,951
WR Grace Holdings LLC 5.625%, 08/15/2029 (r)	6,470,000	5,700,762
7.375%, 03/01/2031 (r)	2,425,000	2,429,607
		38,968,027
Consumer — Products — 1.04%
Acushnet Company 7.375%, 10/15/2028 (r)	4,535,000	4,734,155
	Principal Amount	Value
Winnebago Industries, Inc. 6.250%, 07/15/2028 (r)	$5,372,000	$5,284,060
		10,018,215
Consumer/Commercial/Lease Financing — 1.30%
Burford Capital Global Finance LLC 9.250%, 07/01/2031 (r)	4,743,000	5,046,789
Macquarie Airfinance Holdings Ltd. 8.375%, 05/01/2028 (r)	4,405,000	4,617,189
Upbound Group, Inc. 6.375%, 02/15/2029 (r)	3,031,000	2,847,822
		12,511,800
Diversified Capital Goods — 2.53%
Emerald Debt Merger Sub LLC 6.625%, 12/15/2030 (r)	8,060,000	8,242,317
Patrick Industries, Inc. 4.750%, 05/01/2029 (r)	5,586,000	5,102,032
Railworks Holdings LP / Railworks Rally, Inc. 8.250%, 11/15/2028 (r)	4,383,000	4,344,232
TK Elevator Holdco GmbH 7.625%, 07/15/2028 (r)	3,135,000	3,083,245
TK Elevator US Newco, Inc. 5.250%, 07/15/2027 (r)	3,755,000	3,691,304
		24,463,130
Electric — Generation — 0.90%
Calpine Corp. 3.750%, 03/01/2031 (r)	4,433,000	3,893,290
Vistra Operations Company LLC 6.950%, 10/15/2033 (r)	4,589,000	4,835,067
		8,728,357
Electric — Integrated — 0.43%
PG&E Corp. 5.250%, 07/01/2030	4,341,000	4,192,041
Electronics — 0.48%
Coherent Corp. 5.000%, 12/15/2029 (r)	4,825,000	4,587,610
Energy — Exploration & Production — 3.36%
California Resources Corp. 7.125%, 02/01/2026 (r)	3,649,000	3,703,041
Callon Petroleum Company 6.375%, 07/01/2026	3,721,000	3,714,272
Chesapeake Energy Corp. 6.750%, 04/15/2029 (r)	4,574,000	4,621,446
Civitas Resources, Inc. 5.000%, 10/15/2026 (r)	2,777,000	2,695,796
8.750%, 07/01/2031 (r)	876,000	933,638
Hilcorp Energy I LP / Hilcorp Finance Company 6.000%, 02/01/2031 (r)	5,213,000	5,044,308
Kosmos Energy Ltd. 7.500%, 03/01/2028 (r)	2,320,000	2,114,621

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Matador Resources Company 6.875%, 04/15/2028 (r)	$2,691,000	$2,732,160
Permian Resources Operating LLC 8.000%, 04/15/2027 (r)	4,427,000	4,593,283
Southwestern Energy Company 4.750%, 02/01/2032	2,480,000	2,297,613
		32,450,178
Food — Wholesale — 1.48%
Central Garden & Pet Company 4.125%, 04/30/2031 (r)	4,305,000	3,809,305
HLF Financing Sarl LLC / Herbalife International, Inc. 4.875%, 06/01/2029 (r)	2,330,000	1,831,974
Lamb Weston Holdings, Inc. 4.375%, 01/31/2032 (r)	2,900,000	2,649,248
US Foods, Inc. 7.250%, 01/15/2032 (r)	5,767,000	6,020,530
		14,311,057
Food & Drug Retailers — 0.26%
United Natural Foods, Inc. 6.750%, 10/15/2028 (r)	3,150,000	2,554,209
Forestry/Paper — 1.96%
Ahlstrom Holding 3 Oy 4.875%, 02/04/2028 (r)	5,999,000	5,267,147
Mativ Holdings, Inc. 6.875%, 10/01/2026 (r)	5,894,000	5,660,372
Mercer International, Inc. 12.875%, 10/01/2028 (r)	885,000	968,457
5.125%, 02/01/2029	5,791,000	4,981,936
Rayonier AM Products, Inc. 7.625%, 01/15/2026 (r)	2,182,000	2,004,767
		18,882,679
Gaming — 4.01%
Allwyn Entertainment Financing UK PLC 7.875%, 04/30/2029 (r)	4,457,000	4,557,283
Boyd Gaming Corp. 4.750%, 06/15/2031 (r)	4,641,000	4,264,563
Everi Holdings, Inc. 5.000%, 07/15/2029 (r)	6,570,000	5,971,841
International Game Technology PLC 6.250%, 01/15/2027 (r)	2,047,000	2,078,665
Jacobs Entertainment, Inc. 6.750%, 02/15/2029 (r)	5,408,000	5,088,549
MGM Resorts International 5.500%, 04/15/2027	4,703,000	4,670,117
Penn Entertainment, Inc. 5.625%, 01/15/2027 (r)	5,350,000	5,191,469
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.625%, 03/01/2030 (r)	5,120,000	4,846,669
	Principal Amount	Value
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	$2,147,000	$2,030,025
		38,699,181
Gas Distribution — 4.97%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 03/01/2027 (r)	5,534,000	5,494,497
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.500%, 12/15/2033 (r)	4,620,000	4,793,421
DT Midstream, Inc. 4.375%, 06/15/2031 (r)	5,297,000	4,784,722
Energy Transfer LP 8.000%, 04/01/2029 (r)	5,026,000	5,233,197
EQM Midstream Partners LP 7.500%, 06/01/2027 (r)	6,117,000	6,306,761
Harvest Midstream I LP 7.500%, 09/01/2028 (r)	5,526,000	5,499,308
Kinetik Holdings LP 5.875%, 06/15/2030 (r)	4,682,000	4,599,466
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 03/01/2030	3,901,000	3,903,945
Venture Global LNG, Inc. 9.875%, 02/01/2032 (r)	7,116,000	7,416,751
		48,032,068
Health Facilities — 1.84%
Acadia Healthcare Company, Inc. 5.500%, 07/01/2028 (r)	1,500,000	1,479,035
CHS / Community Health Systems, Inc. 5.250%, 05/15/2030 (r)	5,055,000	4,234,708
Encompass Health Corp. 4.750%, 02/01/2030	4,478,000	4,221,973
Tenet Healthcare Corp. 6.250%, 02/01/2027	4,560,000	4,585,563
6.125%, 06/15/2030	3,252,000	3,292,120
		17,813,399
Health Services — 0.99%
Fortrea Holdings, Inc. 7.500%, 07/01/2030 (r)	4,441,000	4,566,334
ModivCare Escrow Issuer, Inc. 5.000%, 10/01/2029 (r)	6,145,000	5,030,727
		9,597,061
Hotels — 1.48%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow 5.000%, 06/01/2029 (r)	4,980,000	4,600,354
Marriott Ownership Resorts, Inc. 4.500%, 06/15/2029 (r)	5,638,000	4,974,719

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/2029 (r)	$5,085,000	$4,712,478
		14,287,551
Insurance Brokerage — 1.04%
AmWINS Group, Inc. 4.875%, 06/30/2029 (r)	5,908,000	5,403,214
Ryan Specialty LLC 4.375%, 02/01/2030 (r)	4,975,000	4,620,531
		10,023,745
Investments & Miscellaneous Financial Services — 0.63%
Armor Holdco, Inc. 8.500%, 11/15/2029 (r)	1,455,000	1,321,276
PennyMac Financial Services, Inc. 7.875%, 12/15/2029 (r)	4,641,000	4,783,952
		6,105,228
Machinery — 1.91%
Chart Industries, Inc. 7.500%, 01/01/2030 (r)	4,198,000	4,393,194
JB Poindexter & Company, Inc. 8.750%, 12/15/2031 (r)	4,417,000	4,510,861
NESCO Holdings II, Inc. 5.500%, 04/15/2029 (r)	5,285,000	4,891,770
Titan International, Inc. 7.000%, 04/30/2028	4,670,000	4,676,613
		18,472,438
Media — Broadcast — 0.61%
CMG Media Corp. 8.875%, 12/15/2027 (r)	1,165,000	925,086
Gray Escrow II, Inc. 5.375%, 11/15/2031 (r)	6,618,000	5,000,549
		5,925,635
Media Content — 0.85%
News Corp. 5.125%, 02/15/2032 (r)	4,668,000	4,436,400
Townsquare Media, Inc. 6.875%, 02/01/2026 (r)	3,839,000	3,764,274
		8,200,674
Medical Products — 1.68%
Grifols SA 4.750%, 10/15/2028 (r)	5,356,000	4,863,275
Medline Borrower LP 3.875%, 04/01/2029 (r)	3,911,000	3,540,840
5.250%, 10/01/2029 (r)	3,481,000	3,285,773
Varex Imaging Corp. 7.875%, 10/15/2027 (r)	4,531,000	4,577,377
		16,267,265
Metals/Mining Excluding Steel — 0.51%
Kaiser Aluminum Corp. 4.500%, 06/01/2031 (r)	5,525,000	4,771,513
	Principal Amount	Value
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	$131,000	$126,986
		4,898,499
Oil Field Equipment & Services — 2.75%
Enerflex Ltd. 9.000%, 10/15/2027 (r)	2,667,000	2,575,558
Nabors Industries Ltd. 7.500%, 01/15/2028 (r)	4,405,000	3,813,779
Noble Finance II LLC 8.000%, 04/15/2030 (r)	4,449,000	4,633,180
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	2,931,750	2,923,639
Transocean, Inc. 8.750%, 02/15/2030 (r)	1,999,750	2,090,849
Valaris Ltd. 8.375%, 04/30/2030 (r)	5,831,000	5,979,078
Weatherford International Ltd. 8.625%, 04/30/2030 (r)	4,343,000	4,538,279
		26,554,362
Oil Refining & Marketing — 1.42%
HF Sinclair Corp. 5.000%, 02/01/2028 (r)	4,766,000	4,626,421
Parkland Corp. 4.625%, 05/01/2030 (r)	5,527,000	5,090,892
PBF Holding Company LLC / PBF Finance Corp. 6.000%, 02/15/2028	4,110,000	4,005,768
		13,723,081
Packaging — 0.99%
Sealed Air Corp. / Sealed Air Corp. US 7.250%, 02/15/2031 (r)	4,544,000	4,823,683
Verde Purchaser LLC 10.500%, 11/30/2030 (r)	4,698,000	4,739,812
		9,563,495
Personal & Household Products — 1.86%
Edgewell Personal Care Company 5.500%, 06/01/2028 (r)	4,620,000	4,538,457
Energizer Holdings, Inc. 4.375%, 03/31/2029 (r)	6,161,000	5,522,265
The Scotts Miracle-Gro Company 4.375%, 02/01/2032	5,677,000	4,803,963
Spectrum Brands, Inc. 5.000%, 10/01/2029 (r)	3,250,000	3,104,515
		17,969,200
Pharmaceuticals — 1.71%
Bausch & Lomb Escrow Corp. 8.375%, 10/01/2028 (r)	4,599,000	4,857,418
Bausch Health Companies, Inc. 6.125%, 02/01/2027 (r)	2,901,000	1,961,250
11.000%, 09/30/2028 (r)	1,770,000	1,291,180
Jazz Securities DAC 4.375%, 01/15/2029 (r)	3,955,000	3,686,455

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Organon & Company / Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031 (r)	$5,534,000	$4,739,454
		16,535,757
Real Estate Development & Management — 1.09%
Cushman & Wakefield US Borrower LLC 8.875%, 09/01/2031 (r)	5,464,000	5,794,708
Greystar Real Estate Partners LLC 7.750%, 09/01/2030 (r)	4,528,000	4,749,193
		10,543,901
Recreation & Travel — 4.46%
Boyne USA, Inc. 4.750%, 05/15/2029 (r)	5,714,000	5,379,472
Carnival Corp. 4.000%, 08/01/2028 (r)	6,607,000	6,146,908
6.000%, 05/01/2029 (r)	5,826,000	5,610,266
7.000%, 08/15/2029 (r)	2,241,000	2,341,274
10.500%, 06/01/2030 (r)	7,333,000	8,026,188
NCL Corp. Ltd. 8.125%, 01/15/2029 (r)	4,525,000	4,730,127
Royal Caribbean Cruises Ltd. 11.625%, 08/15/2027 (r)	3,769,000	4,103,966
8.250%, 01/15/2029 (r)	2,184,000	2,322,295
7.250%, 01/15/2030 (r)	4,235,000	4,425,596
		43,086,092
Reinsurance — 0.96%
Enstar Finance LLC 5.750% (Fixed until 08/31/2025, then 5 Year CMT Rate USD + 5.468%), 09/01/2040 (b)	3,124,000	2,930,564
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625% Cash or 8.375% PIK, 10/15/2025 (p) (r)	6,240,983	6,348,765
		9,279,329
Real Estate Investment Trusts — 0.50%
Service Properties Trust 8.625%, 11/15/2031 (r)	4,568,000	4,788,465
Restaurants — 1.67%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/2030 (r)	4,909,000	4,408,915
Dave & Buster's, Inc. 7.625%, 11/01/2025 (r)	2,521,000	2,555,160
Papa John's International, Inc. 3.875%, 09/15/2029 (r)	4,977,000	4,407,641
Raising Cane's Restaurants LLC 9.375%, 05/01/2029 (r)	4,409,000	4,710,725
		16,082,441
Software/Services — 2.75%
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc. 8.000%, 06/15/2029 (r)	4,493,000	4,693,073
	Principal Amount	Value
Consensus Cloud Solutions, Inc. 6.500%, 10/15/2028 (r)	$5,145,000	$4,672,101
GTCR W-2 Merger Sub LLC 7.500%, 01/15/2031 (r)	4,595,000	4,858,626
Twilio, Inc. 3.625%, 03/15/2029	4,870,000	4,448,144
Virtusa Corp. 7.125%, 12/15/2028 (r)	2,950,000	2,534,434
VM Consolidated, Inc. 5.500%, 04/15/2029 (r)	5,611,000	5,303,872
		26,510,250
Specialty Retail — 2.64%
Academy Ltd. 6.000%, 11/15/2027 (r)	5,011,000	4,926,775
Kontoor Brands, Inc. 4.125%, 11/15/2029 (r)	5,554,000	5,026,241
Liberty Interactive LLC 8.250%, 02/01/2030	5,273,000	2,241,868
Lithia Motors, Inc. 4.375%, 01/15/2031 (r)	5,010,000	4,559,350
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/2028 (r)	4,596,000	4,336,437
Sonic Automotive, Inc. 4.875%, 11/15/2031 (r)	4,915,000	4,386,476
		25,477,147
Steel Producers/Products — 1.34%
ATI, Inc. 5.875%, 12/01/2027	4,054,000	3,999,934
Calderys Financing LLC 11.250%, 06/01/2028 (r)	3,912,000	4,102,282
Carpenter Technology Corp. 7.625%, 03/15/2030	4,676,000	4,828,348
		12,930,564
Support — Services — 1.47%
The Dun & Bradstreet Corp. 5.000%, 12/15/2029 (r)	4,705,000	4,394,046
Summer BC Bidco B LLC 5.500%, 10/31/2026 (r)	4,752,000	4,455,499
ZipRecruiter, Inc. 5.000%, 01/15/2030 (r)	6,091,000	5,324,817
		14,174,362
Technology Hardware & Equipment — 1.36%
CommScope, Inc. 6.000%, 03/01/2026 (r)	3,196,000	2,851,471
8.250%, 03/01/2027 (r)	600,000	317,346
Seagate HDD Cayman 8.500%, 07/15/2031 (r)	4,394,000	4,771,572
Xerox Holdings Corp. 5.500%, 08/15/2028 (r)	5,751,000	5,196,447
		13,136,836

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Telecom — Satellite — 0.36%
Telesat Canada / Telesat LLC 5.625%, 12/06/2026 (r)	$5,575,000	$3,424,251
Telecom — Wireline Integrated & Services — 0.38%
Frontier Communications Holdings LLC 5.875%, 10/15/2027 (r)	3,744,000	3,620,190
Tobacco — 0.48%
Turning Point Brands, Inc. 5.625%, 02/15/2026 (r)	5,007,000	4,677,244
Total corporate bonds (Cost $857,338,769)		827,378,393
CONVERTIBLE BONDS — 0.39% Hotels — 0.39%
Pebblebrook Hotel Trust 1.750%, 12/15/2026	4,265,000	3,819,734
Total convertible bonds (Cost $4,265,000)		3,819,734
TERM LOANS — 4.92% Advertising — 0.47%
AP Core Holdings II LLC 10.970% (1 Month SOFR USD + 5.500%), 09/01/2027 (Acquired 07/21/2021 — 02/10/2023, Cost $4,610,058) (b) (m)	4,656,781	4,569,466
Air Transportation — 0.98%
AAdvantage Loyalty IP Ltd. 10.427% (3 Month SOFR USD + 4.750%), 04/20/2028 (Acquired 06/24/2021 — 07/12/2022, Cost $4,905,032) (b) (m)	4,801,500	4,939,927
United Airlines, Inc. 9.220% (3 Month SOFR USD + 3.750%), 04/21/2028 (Acquired 08/17/2022 — 07/25/2023, Cost $4,422,150) (b) (m)	4,458,623	4,480,916
		9,420,843
Cable & Satellite TV — 0.22%
DirecTV Financing LLC 10.650% (1 Month SOFR USD + 5.000%), 08/02/2027 (Acquired 08/17/2022, Cost $2,112,743) (b) (m)	2,150,316	2,154,219
Consumer/Commercial/Lease Financing — 0.23%
Upbound Group, Inc. 8.952% (1 Month SOFR USD + 3.250%), 02/17/2028 (Acquired 02/14/2023, Cost $2,152,033) (b) (m)	2,183,771	2,187,866
Forestry/Paper — 0.17%
Mativ Holdings, Inc. 9.250% (1 Month SOFR USD + 3.750%), 04/20/2028 (Acquired 02/23/2021 — 02/13/2023, Cost $1,612,368) (b) (m)	1,627,750	1,621,646
Metals/Mining Excluding Steel — 0.25%
Arsenal AIC Parent LLC 9.856% (1 Month SOFR USD + 4.500%), 08/18/2030 (Acquired 07/27/2023, Cost $2,414,053) (b) (m)	2,413,950	2,427,528
	Principal Amount	Value
Oil Field Equipment & Services — 0.19%
Iracore International Holdings, Inc. 14.498% (3 Month SOFR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $1,826,992) (b) (f) (i) (m) (u)	$1,826,992	$1,826,992
Oil Refining & Marketing — 0.51%
Par Petroleum LLC 9.738% (1 Month SOFR USD + 4.250%), 02/28/2030 (Acquired 02/14/2023, Cost $4,884,110) (b) (m)	4,943,643	4,952,294
Personal & Household Products — 0.51%
Journey Personal Care Corp. 9.860% (3 Month SOFR USD + 4.250%), 03/01/2028 (Acquired 02/19/2021, Cost $4,916,075) (b) (m)	4,940,779	4,891,371
Restaurants — 0.47%
Dave & Buster's, Inc. 9.250% (1 Month SOFR USD + 3.750%), 06/29/2029 (Acquired 08/02/2022 — 06/30/2023, Cost $4,465,165) (b) (m)	4,508,785	4,528,105
Software/Services — 0.92%
Syncapay, Inc. 11.970% (1 Month SOFR USD + 6.500%), 12/10/2027 (Acquired 12/31/2020 — 11/29/2023, Cost $4,193,445) (b) (e) (m)	4,310,553	4,321,329
UKG, Inc. 10.764% (3 Month SOFR USD + 5.250%), 05/03/2027 (Acquired 07/11/2023 — 07/13/2023, Cost $4,509,620) (b) (m)	4,559,000	4,576,507
		8,897,836
Total term loans (Cost $47,023,844)		47,478,166
PREFERRED STOCKS — 1.31%	Shares Held
Hotels — 0.19%
Pebblebrook Hotel Trust — Series F, 6.300%	85,621	1,863,113
Specialty Retail — 1.12%
Boardriders, Inc. — Series B (Acquired 07/11/2013 — 08/09/2019, Cost $28,937,490) (a) (f) (i) (m) (u)	13,810,639	10,772,299
Total preferred stocks (Cost $30,716,578)		12,635,412
COMMON STOCKS — 1.01% Advertising — 0.09%
National CineMedia, Inc. (a)	207,497	859,038
National CineMedia, Inc. (Acquired 08/17/2023, Cost $0) (f) (i) (m) (u)	6,230,000	0
		859,038
Energy — Exploration & Production — 0.00%
Warren Resources, Inc. (Acquired 11/23/2016, Cost $162,924) (a) (f) (i) (m) (u)	117,785	0

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2023

Hotchkis & Wiley High Yield Fund (Unaudited)

	Shares Held	Value
Metals/Mining Excluding Steel — 0.13%
Metals Recovery Holdings LLC (Acquired 07/19/2012 — 12/10/2019, Cost $27,352,487) (a) (f) (i) (m) (o) (u)	116,127	$1,283,207
Oil Field Equipment & Services — 0.79%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,753,500) (a) (f) (i) (m) (o) (u)	22,361	7,636,952
Oil Refining & Marketing — 0.00%
PetroQuest Energy, Inc. (Acquired 02/14/2019 — 04/06/2023, Cost $23,022,611) (a) (f) (i) (m) (o) (u)	89,691	0
Total common stocks (Cost $57,232,902)		9,779,197
INVESTMENT COMPANIES — 3.16% Exchange Traded Funds — 3.16%
iShares Broad USD High Yield Corporate Bond ETF	582,000	21,155,700
SPDR Portfolio High Yield Bond ETF	400,000	9,352,000
Total investment companies (Cost $30,003,810)		30,507,700
Total long-term investments (Cost $1,026,580,903)		931,598,602
SHORT-TERM INVESTMENTS — 3.28%
Money Market Funds — 2.77%
JPMorgan U.S. Government Money Market Fund — Class IM, 5.44%^	26,765,632	26,765,632
	Principal Amount
Time Deposits — 0.51%
Citigroup, Inc., 4.68%, 01/02/2024*	$10,782	10,782
Royal Bank of Canada, 4.68%, 01/02/2024*	4,908,057	4,908,057
		4,918,839
Total short-term investments (Cost $31,684,471)		31,684,471
Total investments — 99.74% (Cost $1,058,265,374)		963,283,073
Other assets in excess of liabilities — 0.26%		2,519,833
Net assets — 100.00%		$965,802,906

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2023.

(e) — Delayed delivery security.

(f) — Security was fair valued by the Advisor pursuant to the Board's designation of the Advisor as valuation designee with respect to the Fund's portfolio investments. The total market value of these securities was $21,519,450, which represented 2.23% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $21,519,450, which represented 2.23% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $67,170,624, which represented 6.96% of net assets. See Restricted and Illiquid Securities in Note 1 in Notes to the Financial Statements.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security. See Payment In-Kind Securities in Note 1 in Notes to the Financial Statements.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $733,094,165, which represented 75.91% of net assets.

(u) — Value determined using significant unobservable inputs. See Security Valuation in Note 1 in Notes to the Financial Statements.

CMT — Constant Maturity Treasury Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2023.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2023 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$107,721,614	$375,082,655	$467,685,637	$782,907,184	$789,623,770
Affiliated issuers	—	—	—	2,294,478	—
Collateral for securities on loan*	—	—	1,191,020	10,378,527	5,776,002
Short-term investments*	3,211,708	2,658,604	19,585,879	14,744,590	9,618,692
Cash	14,246	7,859	58,067	75,695	22,594
Dividends and interest receivable	230,039	919,478	878,453	878,466	1,504,174
Receivable for investments sold	—	—	2,856,739	—	222,749
Receivable for Fund shares sold	88,273	93,940	258,993	1,613,828	1,239,501
Other assets	29,409	39,482	40,619	60,511	81,478
Total assets	$111,295,289	$378,802,018	$492,555,407	$812,953,279	$808,088,960
Liabilities:
Collateral upon return of securities on loan	$—	$—	$1,191,020	$10,378,527	$5,776,002
Payable for investments purchased	—	—	—	203,041	—
Payable for Fund shares repurchased	420,279	1,274,714	300,543	633,350	96,689
Payable to Advisor	47,578	214,020	304,798	444,543	402,628
Payable to Trustees	33	365	769	18	253
Accrued distribution and service fees	47,045	185,629	182,994	82,311	16,564
Accrued expenses and other liabilities	50,654	192,226	178,117	285,438	216,847
Total liabilities	565,589	1,866,954	2,158,241	12,027,228	6,508,983
Commitments and contingencies (Note 8)
Net assets	$110,729,700	$376,935,064	$490,397,166	$800,926,051	$801,579,977
Net Assets consist of:
Paid-in capital	$114,535,466	$313,594,232	$634,918,232	$673,761,720	$725,103,652
Total accumulated distributable earnings (losses)	$(3,805,766)	$63,340,832	$(144,521,066)	$127,164,331	$76,476,325
Net assets	$110,729,700	$376,935,064	$490,397,166	$800,926,051	$801,579,977
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$69,371,201	$231,557,401	$318,478,714	$726,301,539	$614,597,492
Shares outstanding (unlimited shares $0.001 par value authorized)	2,418,620	5,714,117	5,952,724	9,513,607	49,129,084
Net asset value per share	$28.68	$40.52	$53.50	$76.34	$12.51
Calculation of Net Asset Value Per Share — Class A
Net assets	$40,813,784	$129,371,063	$130,865,840	$55,410,730	$44,007,502
Shares outstanding (unlimited shares $0.001 par value authorized)	1,415,044	3,210,465	2,487,672	730,678	3,545,741
Net asset value per share	$28.84	$40.30	$52.61	$75.83	$12.41
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$30.44	$42.53	$55.53	$80.03	$13.10
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$544,715	$2,779,485	$4,467,859	$2,889,117
Shares outstanding (unlimited shares $0.001 par value authorized)	18,797	69,328	98,869	50,113
Net asset value per share	$28.98	$40.09	$45.19	$57.65
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$13,227,115	$36,584,753	$16,324,665	$142,974,983
Shares outstanding (unlimited shares $0.001 par value authorized)		326,597	684,030	213,883	11,438,310
Net asset value per share		$40.50	$53.48	$76.33	$12.50
*Cost of long-term investments
Unaffiliated issuers	$90,314,789	$308,971,352	$372,595,879	$646,328,221	$700,535,656
Affiliated issuers	—	—	—	12,960,896	—
*Cost of collateral for securities on loan	—	—	1,191,020	10,378,527	5,776,002
*Cost of short-term investments	3,211,708	2,658,602	19,585,879	14,744,590	9,618,692

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2023 (UNAUDITED)

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$33,474,663	$3,400,490	$7,074,979	$592,373,540	$922,678,443
Affiliated issuers	—	—	—	11,073,086	8,920,159
Collateral for securities on loan*	—	—	—	2,700,750	—
Short-term investments*	660,127	112,673	32,135	9,436,900	31,684,471
Cash	1,974	351	169	34,788	8,391
Cash denominated in foreign currencies#	—	4	7	—	—
Dividends and interest receivable	67,278	11,685	21,236	1,253,835	14,822,875
Receivable for investments sold	—	—	13,901	3,248,559	—
Receivable for Fund shares sold	82,126	—	—	1,021,677	5,272,566
Receivable from Advisor	—	8,798	16,885	—	—
Other assets	19,030	10,864	10,503	66,140	77,970
Total assets	$34,305,198	$3,544,865	$7,169,815	$621,209,275	$983,464,875
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$2,700,750	$—
Payable for investments purchased	—	—	—	3,674,806	13,576,418
Payable for Fund shares repurchased	—	—	—	178,155	1,760,492
Payable to Advisor	12,037	—	—	376,190	383,508
Payable to Trustees	56	3	6	178	377
Accrued distribution and service fees	2,154	—	—	87,362	1,751
Distributions payable to shareholders	—	—	—	—	1,618,720
Accrued expenses and other liabilities	32,815	28,169	45,982	150,551	320,703
Total liabilities	47,062	28,172	45,988	7,167,992	17,661,969
Commitments and contingencies (Note 8)
Net assets	$34,258,136	$3,516,693	$7,123,827	$614,041,283	$965,802,906
Net Assets consist of:
Paid-in capital	$27,888,282	$2,957,325	$6,267,134	$528,262,761	$1,420,749,989
Total accumulated distributable earnings (losses)	$6,369,854	$559,368	$856,693	$85,778,522	$(454,947,083)
Net assets	$34,258,136	$3,516,693	$7,123,827	$614,041,283	$965,802,906
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$32,266,752	$3,516,693	$7,123,827	$444,280,477	$778,597,369
Shares outstanding (unlimited shares $0.001 par value authorized)	2,212,507	289,850	601,193	12,105,960	74,085,894
Net asset value per share	$14.58	$12.13	$11.85	$36.70	$10.51
Calculation of Net Asset Value Per Share — Class A
Net assets	$1,991,384			$92,784,881	$28,606,322
Shares outstanding (unlimited shares $0.001 par value authorized)	136,246			2,528,506	2,748,651
Net asset value per share	$14.62			$36.70	$10.41
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$15.43			$38.73
(Net asset value per share divided by 0.9625)					$10.82
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets				$16,609,328	$570,108
Shares outstanding (unlimited shares $0.001 par value authorized)				506,443	54,260
Net asset value per share				$32.80	$10.51
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets				$60,366,597	$158,029,107
Shares outstanding (unlimited shares $0.001 par value authorized)				1,644,695	15,043,232
Net asset value per share				$36.70	$10.50
*Cost of long-term investments
Unaffiliated issuers	$27,563,236	$2,848,713	$6,294,483	$519,921,678	$971,452,305
Affiliated issuers	—	—	—	6,892,250	55,128,598
*Cost of collateral for securities on loan	—	—	—	2,700,750	—
*Cost of short-term investments	660,127	112,673	32,135	9,436,899	31,684,471
#Cost of cash denominated in foreign currencies	$—	$4	$7	$—	$—
The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2023 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Small Cap Value Fund	Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$1,059,583	$4,775,373	$4,314,571	$6,504,445	$8,589,328
Interest	60,415	37,178	280,329	479,732	338,445
Securities on loan, net	2,576	13,825	27,926	186,850	406,278
Total income	1,122,574	4,826,376	4,622,826	7,171,027	9,334,051
Expenses:
Advisory fees	314,717	1,296,345	1,753,131	2,742,673	2,317,578
Professional fees and expenses	12,969	27,469	31,344	41,492	39,345
Custodian fees and expenses	2,748	5,902	7,040	9,707	11,106
Transfer agent fees and expenses	46,829	285,352	290,800	686,936	351,941
Accounting fees and expenses	13,009	22,515	27,435	39,758	43,348
Administration fees and expenses	21,481	69,851	84,555	124,179	121,824
Compliance fees and expenses	909	4,086	5,061	7,560	7,226
Trustees' fees and expenses	4,837	21,601	27,069	40,682	39,055
Reports to shareholders	3,138	11,993	14,652	26,044	17,818
Registration fees	20,486	33,952	36,585	48,155	29,977
Distribution and service fees — Class A	46,857	165,883	157,018	63,852	48,056
Distribution and service fees — Class C	2,745	14,145	22,603	12,697	—
Other expenses	7,209	21,573	25,462	35,498	32,267
Total expenses	497,934	1,980,667	2,482,755	3,879,233	3,059,541
Fee waiver/expense reimbursement by Advisor (Note 2)	(88,655)	(50,303)	—	(268,067)	(178,918)
Net expenses	409,279	1,930,364	2,482,755	3,611,166	2,880,623
Net investment income	713,295	2,896,012	2,140,071	3,559,861	6,453,428
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	3,462,594	12,478,454	14,136,516	(2,087,344)	26,673,922
Foreign currency transactions	—	—	(3,421)	—	—
Net realized gains (losses)	3,462,594	12,478,454	14,133,095	(2,087,344)	26,673,922
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	6,062,176	20,556,050	51,698,209	83,246,936	52,630,538
Securities of affiliated issuers	—	—	—	(986,507)	—
Net change in unrealized appreciation/depreciation	6,062,176	20,556,050	51,698,209	82,260,429	52,630,538
Net gains	9,524,770	33,034,504	65,831,304	80,173,085	79,304,460
Net Increase in Net Assets Resulting from Operations	$10,238,065	$35,930,516	$67,971,375	$83,732,946	$85,757,888
*Net of Foreign Taxes Withheld	$14,522	$71,283	$148,025	$68,915	$10,474

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2023 (UNAUDITED)

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$358,916	$45,797	$86,589	$5,123,782	$314,712
Interest	12,658	1,848	1,924	575,556	31,184,072
Securities on loan, net	—	—	—	68,962	—
Total income	371,574	47,645	88,513	5,768,300	31,498,784
Expenses:
Advisory fees	125,044	13,653	27,029	2,100,220	2,526,425
Professional fees and expenses	9,833	7,463	7,599	36,683	57,935
Custodian fees and expenses	5,244	5,439	36,159	9,823	13,896
Transfer agent fees and expenses	11,877	143	214	235,830	467,576
Accounting fees and expenses	14,289	16,048	37,502	31,910	69,841
Administration fees and expenses	20,560	20,324	23,534	97,834	159,749
Compliance fees and expenses	370	36	73	5,883	9,868
Trustees' fees and expenses	1,984	196	391	31,516	52,979
Reports to shareholders	1,365	897	911	8,919	21,242
Registration fees	14,609	13,213	12,619	29,258	36,207
Distribution and service fees — Class A	2,101	—	—	104,968	35,663
Distribution and service fees — Class C	—	—	—	84,784	2,941
Other expenses	4,443	2,595	3,099	26,323	39,953
Total expenses	211,719	80,007	149,130	2,803,951	3,494,275
Fee waiver/expense reimbursement by Advisor (Note 2)	(51,040)	(63,793)	(115,683)	—	(319,339)
Net expenses	160,679	16,214	33,447	2,803,951	3,174,936
Net investment income	210,895	31,431	55,066	2,964,349	28,323,848
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	1,896,094	81,300	130,796	10,548,091	(8,310,197)
Foreign currency transactions	(6,932)	(1,000)	(628)	(18,499)	—
Net realized gains (losses)	1,889,162	80,300	130,168	10,529,592	(8,310,197)
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	2,208,422	148,839	532,046	56,499,058	46,085,580
Securities of affiliated issuers	—	—	—	894,847	(4,554,045)
Net change in unrealized appreciation/depreciation	2,208,422	148,839	532,046	57,393,905	41,531,535
Net gains	4,097,584	229,139	662,214	67,923,497	33,221,338
Net Increase in Net Assets Resulting from Operations	$4,308,479	$260,570	$717,280	$70,887,846	$61,545,186
*Net of Foreign Taxes Withheld	$24,498	$5,613	$9,699	$205,564	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023
Operations:
Net investment income	$713,295	$1,036,821	$2,896,012	$5,017,659
Net realized gains	3,462,594	4,512,893	12,478,454	25,867,543
Net change in unrealized appreciation/depreciation	6,062,176	7,579,009	20,556,050	20,927,077
Net increase in net assets resulting from operations	10,238,065	13,128,723	35,930,516	51,812,279
Dividends and Distributions to Shareholders:
Class I	(1,074,206)	(585,655)	(23,760,122)	(17,355,003)
Class A	(515,324)	(281,890)	(13,655,912)	(10,564,284)
Class C	(405)	—	(248,868)	(261,394)
Class Z	—	—	(1,348,885)	(1,923,465)
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,589,935)	(867,545)	(39,013,787)	(30,104,146)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	19,821,212	(13,969,071)	9,328,409	(55,742,028)
Net Assets:
Total increase (decrease) in net assets	28,469,342	(1,707,893)	6,245,138	(34,033,895)
Beginning of period	82,260,358	83,968,251	370,689,926	404,723,821
End of period	$110,729,700	$82,260,358	$376,935,064	$370,689,926

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023
Operations:
Net investment income	$2,140,071	$5,302,966	$3,559,861	$6,957,284
Net realized gains (losses)	14,133,095	41,358,154	(2,087,344)	42,433,539
Net change in unrealized appreciation/depreciation	51,698,209	13,419,953	82,260,429	59,577,505
Net increase in net assets resulting from operations	67,971,375	60,081,073	83,732,946	108,968,328
Dividends and Distributions to Shareholders:
Class I	(917,195)	(1,589,970)	(13,689,240)	(71,852,683)
Class A	(139,180)	(359,388)	(968,833)	(5,572,007)
Class C	—	—	(58,787)	(255,929)
Class Z	(146,894)	(193,762)	(314,039)	(1,252,245)
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,203,269)	(2,143,120)	(15,030,899)	(78,932,864)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(21,475,342)	(46,841,778)	41,149,900	106,692,623
Net Assets:
Total increase in net assets	45,292,764	11,096,175	109,851,947	136,728,087
Beginning of period	445,104,402	434,008,227	691,074,104	554,346,017
End of period	$490,397,166	$445,104,402	$800,926,051	$691,074,104

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023
Operations:
Net investment income	$6,453,428	$10,033,278	$210,895	$403,039
Net realized gains	26,673,922	27,938,262	1,889,162	1,774,570
Net change in unrealized appreciation/depreciation	52,630,538	32,798,529	2,208,422	3,453,862
Net increase in net assets resulting from operations	85,757,888	70,770,069	4,308,479	5,631,471
Dividends and Distributions to Shareholders:
Class I	(50,745,104)	(47,567,548)	(3,395,268)	(1,263,576)
Class A	(3,594,905)	(679,077)	(186,356)	(46,949)
Class Z	(10,165,739)	(3,202,080)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(64,505,748)	(51,448,705)	(3,581,624)	(1,310,525)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	115,015,612	175,827,495	397,220	(4,276,767)
Net Assets:
Total increase in net assets	136,267,752	195,148,859	1,124,075	44,179
Beginning of period	665,312,225	470,163,366	33,134,061	33,089,882
End of period	$801,579,977	$665,312,225	$34,258,136	$33,134,061

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		International Small Cap Diversified Value Fund
	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023
Operations:
Net investment income	$31,431	$69,452	$55,066	$166,661
Net realized gains	80,300	112,337	130,168	202,313
Net change in unrealized appreciation/depreciation	148,839	409,913	532,046	593,251
Net increase in net assets resulting from operations	260,570	591,702	717,280	962,225
Dividends and Distributions to Shareholders:
Class I	(281,772)	(90,047)	(454,903)	(311,643)
Net decrease in net assets resulting from dividends and distributions to shareholders	(281,772)	(90,047)	(454,903)	(311,643)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	227,587	100,491	254,254	247,449
Net Assets:
Total increase in net assets	206,385	602,146	516,631	898,031
Beginning of period	3,310,308	2,708,162	6,607,196	5,709,165
End of period	$3,516,693	$3,310,308	$7,123,827	$6,607,196

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		High Yield Fund
	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023
Operations:
Net investment income	$2,964,349	$4,869,986	$28,323,848	$47,373,024
Net realized gains (losses)	10,529,592	49,542,843	(8,310,197)	(20,192,003)
Net change in unrealized appreciation/depreciation	57,393,905	51,066,951	41,531,535	44,189,698
Net increase in net assets resulting from operations	70,887,846	105,479,780	61,545,186	71,370,719
Dividends and Distributions to Shareholders:
Class I	(35,076,900)	(8,387,047)	(22,796,404)	(37,198,420)
Class A	(6,909,438)	(1,761,422)	(847,228)	(1,606,085)
Class C	(1,291,316)	(469,249)	(15,210)	(38,023)
Class Z	(4,681,561)	(1,132,228)	(4,673,237)	(8,493,751)
Net decrease in net assets resulting from dividends and distributions to shareholders	(47,959,215)	(11,749,946)	(28,332,079)	(47,336,279)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	55,823,607	(15,507,217)	30,675,480	72,955,373
Net Assets:
Total increase in net assets	78,752,238	78,222,617	63,888,587	96,989,813
Beginning of period	535,289,045	457,066,428	901,914,319	804,924,506
End of period	$614,041,283	$535,289,045	$965,802,906	$901,914,319

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$26.31	$0.23	$2.59	$2.82	$(0.45)	$—	$(0.45)
Year ended 6/30/2023	22.76	0.33	3.49	3.82	(0.27)	—	(0.27)
Year ended 6/30/2022	25.09	0.25	(2.30)	(2.05)	(0.28)	—	(0.28)
Year ended 6/30/2021	15.31	0.25	9.92	10.17	(0.39)	—	(0.39)
Year ended 6/30/2020	18.90	0.32	(3.54)	(3.22)	(0.37)	—	(0.37)
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)
Class A
Six months ended 12/31/2023*	26.41	0.20	2.59	2.79	(0.36)	—	(0.36)
Year ended 6/30/2023	22.84	0.27	3.50	3.77	(0.20)	—	(0.20)
Year ended 6/30/2022	25.18	0.19	(2.30)	(2.11)	(0.23)	—	(0.23)
Year ended 6/30/2021	15.36	0.20	9.96	10.16	(0.34)	—	(0.34)
Year ended 6/30/2020	18.95	0.28	(3.56)	(3.28)	(0.31)	—	(0.31)
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)
Class C
Six months ended 12/31/2023*	26.31	0.09	2.60	2.69	(0.02)	—	(0.02)
Year ended 6/30/2023	22.73	0.08	3.50	3.58	—	—	—
Year ended 6/30/2022	25.07	(0.01)	(2.29)	(2.30)	(0.04)	—	(0.04)
Year ended 6/30/2021	15.24	0.05	9.91	9.96	(0.13)	—	(0.13)
Year ended 6/30/2020	18.77	0.14	(3.55)	(3.41)	(0.12)	—	(0.12)
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2023*	$28.68	10.81%	$69,371	0.80%[3]	1.01%[3]	1.70%[3]
Year ended 6/30/2023	26.31	16.88	46,907	0.80	1.04	1.33
Year ended 6/30/2022	22.76	–8.27	50,757	0.80	1.01	0.98
Year ended 6/30/2021	25.09	67.14	63,906	0.80	1.03	1.24
Year ended 6/30/2020	15.31	–17.51	46,372	0.80	1.04	1.83
Year ended 6/30/2019	18.90	2.08	63,333	0.83	0.99	1.65
Class A
Six months ended 12/31/2023*	28.84	10.66	40,814	1.05[3]	1.24[3]	1.44[3]
Year ended 6/30/2023	26.41	16.58	34,785	1.05	1.25	1.10
Year ended 6/30/2022	22.84	–8.49	32,489	1.05	1.22	0.72
Year ended 6/30/2021	25.18	66.74	43,719	1.05	1.24	1.00
Year ended 6/30/2020	15.36	–17.68	24,972	1.05	1.25	1.57
Year ended 6/30/2019	18.95	1.78	35,807	1.08	1.24	1.39
Class C
Six months ended 12/31/2023*	28.98	10.24	545	1.80[3]	2.02[3]	0.66[3]
Year ended 6/30/2023	26.31	15.75	568	1.80	2.04	0.34
Year ended 6/30/2022	22.73	–9.20	722	1.80	1.98	(0.04)
Year ended 6/30/2021	25.07	65.57	1,141	1.80	1.97	0.25
Year ended 6/30/2020	15.24	–18.33	1,069	1.80	1.98	0.80
Year ended 6/30/2019	18.77	0.98	2,141	1.83	1.99	0.64

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	13%	26%	28%	32%	28%	26%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$41.06	$0.34	$3.62	$3.96	$(0.69)	$(3.81)	$(4.50)
Year ended 6/30/2023	38.92	0.57	4.86	5.43	(0.53)	(2.76)	(3.29)
Year ended 6/30/2022	43.29	0.41	(4.40)	(3.99)	(0.38)	—	(0.38)
Year ended 6/30/2021	26.81	0.41	16.64	17.05	(0.57)	—	(0.57)
Year ended 6/30/2020	33.29	0.53	(6.44)	(5.91)	(0.57)	—	(0.57)
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)
Class A
Six months ended 12/31/2023*	40.80	0.29	3.60	3.89	(0.58)	(3.81)	(4.39)
Year ended 6/30/2023	38.66	0.46	4.84	5.30	(0.40)	(2.76)	(3.16)
Year ended 6/30/2022	43.04	0.31	(4.38)	(4.07)	(0.31)	—	(0.31)
Year ended 6/30/2021	26.67	0.33	16.56	16.89	(0.52)	—	(0.52)
Year ended 6/30/2020	33.14	0.46	(6.45)	(5.99)	(0.48)	—	(0.48)
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)
Class C
Six months ended 12/31/2023*	40.38	0.12	3.58	3.70	(0.18)	(3.81)	(3.99)
Year ended 6/30/2023	38.24	0.14	4.80	4.94	(0.04)	(2.76)	(2.80)
Year ended 6/30/2022	42.57	(0.02)	(4.31)	(4.33)	—	—	—
Year ended 6/30/2021	26.26	0.05	16.36	16.41	(0.10)	—	(0.10)
Year ended 6/30/2020	32.59	0.24	(6.36)	(6.12)	(0.21)	—	(0.21)
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)
Class Z
Six months ended 12/31/2023*	41.06	0.36	3.62	3.98	(0.73)	(3.81)	(4.54)
Year ended 6/30/2023	38.92	0.54	4.93	5.47	(0.57)	(2.76)	(3.33)
Year ended 6/30/2022	43.30	0.46	(4.40)	(3.94)	(0.44)	—	(0.44)
Year ended 6/30/2021	26.82	0.47	16.63	17.10	(0.62)	—	(0.62)
Period from 9/30/2019[4] to 6/30/2020	33.12	0.49	(6.19)	(5.70)	(0.60)	—	(0.60)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2023*	$40.52	10.32%	$231,557	0.95%[3]	1.00%[3]	1.66%[3]
Year ended 6/30/2023	41.06	14.35	219,456	0.95	0.99	1.40
Year ended 6/30/2022	38.92	–9.31	214,692	0.95	0.97	0.93
Year ended 6/30/2021	43.29	64.20	293,318	0.95	0.98	1.19
Year ended 6/30/2020	26.81	–18.18	257,544	0.95	0.95	1.72
Year ended 6/30/2019	33.29	2.51	357,191	0.95	0.95	1.56
Class A
Six months ended 12/31/2023*	40.30	10.21	129,371	1.20[3]	1.20[3]	1.41[3]
Year ended 6/30/2023	40.80	14.08	134,901	1.20	1.20	1.14
Year ended 6/30/2022	38.66	–9.53	150,260	1.18	1.18	0.71
Year ended 6/30/2021	43.04	63.82	149,051	1.18	1.18	0.96
Year ended 6/30/2020	26.67	–18.42	113,504	1.20	1.20	1.49
Year ended 6/30/2019	33.14	2.24	116,354	1.20	1.20	1.26
Class C
Six months ended 12/31/2023*	40.09	9.75	2,779	1.95[3]	1.96[3]	0.61[3]
Year ended 6/30/2023	40.38	13.23	3,311	1.95	1.96	0.36
Year ended 6/30/2022	38.24	–10.17	4,691	1.91	1.91	(0.05)
Year ended 6/30/2021	42.57	62.60	7,467	1.92	1.92	0.16
Year ended 6/30/2020	26.26	–18.93	9,567	1.88	1.88	0.78
Year ended 6/30/2019	32.59	1.49	14,948	1.95	1.95	0.55
Class Z
Six months ended 12/31/2023*	40.50	10.38	13,227	0.86[3]	0.86[3]	1.74[3]
Year ended 6/30/2023	41.06	14.46	13,023	0.87	0.87	1.34
Year ended 6/30/2022	38.92	–9.22	35,081	0.86	0.86	1.07
Year ended 6/30/2021	43.30	64.34	12,958	0.84	0.84	1.32
Period from 9/30/2019[4] to 6/30/2020	26.82	–17.65	6,943	0.83[3]	0.83[3]	2.37[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	10%	26%	35%	25%	29%	23%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$46.37	$0.24	$7.04	$7.28	$(0.15)	$—	$(0.15)
Year ended 6/30/2023	40.71	0.53	5.35	5.88	(0.22)	—	(0.22)
Year ended 6/30/2022	42.23	0.22	(1.18)	(0.96)	(0.56)	—	(0.56)
Year ended 6/30/2021	22.27	0.48	20.20	20.68	(0.72)	—	(0.72)
Year ended 6/30/2020	33.10	0.51	(10.82)	(10.31)	(0.52)	—	(0.52)
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)
Class A
Six months ended 12/31/2023*	45.55	0.19	6.93	7.12	(0.06)	—	(0.06)
Year ended 6/30/2023	39.99	0.43	5.26	5.69	(0.13)	—	(0.13)
Year ended 6/30/2022	41.52	0.13	(1.15)	(1.02)	(0.51)	—	(0.51)
Year ended 6/30/2021	21.93	0.43	19.87	20.30	(0.71)	—	(0.71)
Year ended 6/30/2020	32.53	0.43	(10.65)	(10.22)	(0.38)	—	(0.38)
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)
Class C
Six months ended 12/31/2023*	39.23	(0.00)[4]	5.96	5.96	—	—	—
Year ended 6/30/2023	34.61	0.07	4.55	4.62	—	—	—
Year ended 6/30/2022	35.80	(0.17)	(1.01)	(1.18)	(0.01)	—	(0.01)
Year ended 6/30/2021	19.01	0.15	17.19	17.34	(0.55)	—	(0.55)
Year ended 6/30/2020	28.12	0.20	(9.27)	(9.07)	(0.04)	—	(0.04)
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)
Class Z
Six months ended 12/31/2023*	46.38	0.27	7.05	7.32	(0.22)	—	(0.22)
Year ended 6/30/2023	40.72	0.58	5.36	5.94	(0.28)	—	(0.28)
Year ended 6/30/2022	42.25	0.29	(1.19)	(0.90)	(0.63)	—	(0.63)
Year ended 6/30/2021	22.26	0.56	20.19	20.75	(0.76)	—	(0.76)
Period from 9/30/2019[5] to 6/30/2020	30.67	0.40	(8.25)	(7.85)	(0.56)	—	(0.56)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2023*	$53.50	15.73%	$318,479	1.01%[3]	1.01%[3]	0.97%[3]
Year ended 6/30/2023	46.37	14.47	289,249	1.00	1.00	1.18
Year ended 6/30/2022	40.71	–2.34	286,887	1.01	1.01	0.51
Year ended 6/30/2021	42.23	93.96	302,584	1.04	1.04	1.50
Year ended 6/30/2020	22.27	–31.62	202,902	1.04	1.04	1.73
Year ended 6/30/2019	33.10	–14.29	1,044,280	1.00	1.00	0.67
Class A
Six months ended 12/31/2023*	52.61	15.63	130,866	1.21[3]	1.21[3]	0.76[3]
Year ended 6/30/2023	45.55	14.24	120,783	1.21	1.21	0.97
Year ended 6/30/2022	39.99	–2.54	111,771	1.21	1.21	0.31
Year ended 6/30/2021	41.52	93.63	118,947	1.23	1.23	1.35
Year ended 6/30/2020	21.93	–31.78	71,919	1.22	1.22	1.56
Year ended 6/30/2019	32.53	–14.48	159,676	1.25	1.25	0.43
Class C
Six months ended 12/31/2023*	45.19	15.19	4,468	1.97[3]	1.97[3]	(0.00)[3,4]
Year ended 6/30/2023	39.23	13.35	4,481	1.98	1.98	0.20
Year ended 6/30/2022	34.61	–3.29	4,480	1.97	1.97	(0.46)
Year ended 6/30/2021	35.80	92.13	8,206	2.01	2.01	0.57
Year ended 6/30/2020	19.01	–32.29	8,389	1.96	1.96	0.82
Year ended 6/30/2019	28.12	–15.15	24,447	2.00	2.00	(0.33)
Class Z
Six months ended 12/31/2023*	53.48	15.81	36,585	0.88[3]	0.88[3]	1.10[3]
Year ended 6/30/2023	46.38	14.60	30,591	0.88	0.88	1.30
Year ended 6/30/2022	40.72	–2.23	30,870	0.87	0.87	0.65
Year ended 6/30/2021	42.25	94.35	22,879	0.88	0.88	1.75
Period from 9/30/2019[5] to 6/30/2020	22.26	–26.16	15,976	0.89[3]	0.89[3]	2.12[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	12%	35%	41%	37%	27%	34%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$69.72	$0.35	$7.72	$8.07	$(0.46)	$(0.99)	$(1.45)
Year ended 6/30/2023	66.00	0.74	11.79	12.53	(0.42)	(8.39)	(8.81)
Year ended 6/30/2022	68.58	0.27	(2.59)	(2.32)	(0.26)	—	(0.26)
Year ended 6/30/2021	38.22	0.23	30.56	30.79	(0.43)	—	(0.43)
Year ended 6/30/2020	53.27	0.45	(12.86)	(12.41)	(0.48)	(2.16)	(2.64)
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)
Class A
Six months ended 12/31/2023*	69.26	0.26	7.67	7.93	(0.37)	(0.99)	(1.36)
Year ended 6/30/2023	65.67	0.60	11.72	12.32	(0.34)	(8.39)	(8.73)
Year ended 6/30/2022	68.24	0.16	(2.58)	(2.42)	(0.15)	—	(0.15)
Year ended 6/30/2021	38.03	0.14	30.41	30.55	(0.34)	—	(0.34)
Year ended 6/30/2020	52.98	0.36	(12.83)	(12.47)	(0.32)	(2.16)	(2.48)
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)
Class C
Six months ended 12/31/2023*	53.05	0.01	5.83	5.84	(0.25)	(0.99)	(1.24)
Year ended 6/30/2023	52.23	0.08	9.21	9.29	(0.08)	(8.39)	(8.47)
Year ended 6/30/2022	54.55	(0.27)	(2.05)	(2.32)	—	—	—
Year ended 6/30/2021	30.49	(0.19)	24.33	24.14	(0.08)	—	(0.08)
Year ended 6/30/2020	42.94	0.02	(10.31)	(10.29)	—	(2.16)	(2.16)
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)
Class Z
Six months ended 12/31/2023*	69.73	0.41	7.71	8.12	(0.53)	(0.99)	(1.52)
Year ended 6/30/2023	66.04	0.85	11.78	12.63	(0.55)	(8.39)	(8.94)
Year ended 6/30/2022	68.62	0.42	(2.60)	(2.18)	(0.40)	—	(0.40)
Year ended 6/30/2021	38.23	0.35	30.55	30.90	(0.51)	—	(0.51)
Period from 9/30/2019[5] to 6/30/2020	52.15	0.56	(11.79)	(11.23)	(0.53)	(2.16)	(2.69)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2023*	$76.34	11.74%	$726,302	0.97%[3]	1.05%[3]	0.99%[3]
Year ended 6/30/2023	69.72	19.73	627,132	1.01	1.06	1.07
Year ended 6/30/2022	66.00	–3.42	510,545	1.06	1.06	0.38
Year ended 6/30/2021	68.58	80.88	512,396	1.07	1.07	0.44
Year ended 6/30/2020	38.22	–24.70	335,080	1.05	1.05	0.94
Year ended 6/30/2019	53.27	–8.97	670,391	1.03	1.03	0.61
Class A
Six months ended 12/31/2023*	75.83	11.60	55,411	1.20[3]	1.20[3]	0.74[3]
Year ended 6/30/2023	69.26	19.49	50,327	1.21	1.21	0.86
Year ended 6/30/2022	65.67	–3.56	33,250	1.21	1.21	0.23
Year ended 6/30/2021	68.24	80.58	35,039	1.25	1.25	0.27
Year ended 6/30/2020	38.03	–24.86	26,028	1.25	1.25	0.76
Year ended 6/30/2019	52.98	–9.20	44,240	1.28	1.28	0.32
Class C
Six months ended 12/31/2023*	57.65	11.19	2,889	1.95[3]	1.95[3]	0.03[3]
Year ended 6/30/2023	53.05	18.60	2,181	1.96	1.96	0.15
Year ended 6/30/2022	52.23	–4.25	1,157	1.94	1.94	(0.48)
Year ended 6/30/2021	54.55	79.25	2,026	1.99	1.99	(0.46)
Year ended 6/30/2020	30.49	–25.40	3,528	1.95	1.95	0.05
Year ended 6/30/2019	42.94	–9.86	7,496	2.03	2.03	(0.44)
Class Z
Six months ended 12/31/2023*	76.33	11.81	16,325	0.86[3]	0.86[3]	1.14[3]
Year ended 6/30/2023	69.73	19.90	11,434	0.87	0.87	1.22
Year ended 6/30/2022	66.04	–3.22	9,394	0.86	0.86	0.59
Year ended 6/30/2021	68.62	81.23	10,246	0.87	0.87	0.65
Period from 9/30/2019[5] to 6/30/2020	38.23	–22.99	6,540	0.87[3]	0.87[3]	1.72[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	16%	42%	49%	36%	34%	40%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Amount is less than $0.005 or 0.005%.

5  Commencement of operations.

*  Unaudited
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$12.26	$0.11	$1.21	$1.32	$(0.20)	$(0.87)	$(1.07)
Year ended 6/30/2023	11.91	0.21	1.24	1.45	(0.19)	(0.91)	(1.10)
Year ended 6/30/2022	13.99	0.17	(1.38)	(1.21)	(0.14)	(0.73)	(0.87)
Year ended 6/30/2021	7.88	0.14	6.07	6.21	(0.10)	—	(0.10)
Year ended 6/30/2020	10.08	0.12	(2.23)	(2.11)	(0.09)	—	(0.09)
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)
Class A
Six months ended 12/31/2023*	12.16	0.10	1.20	1.30	(0.18)	(0.87)	(1.05)
Year ended 6/30/2023	11.83	0.18	1.22	1.40	(0.16)	(0.91)	(1.07)
Year ended 6/30/2022	13.91	0.13	(1.36)	(1.23)	(0.12)	(0.73)	(0.85)
Year ended 6/30/2021	7.83	0.11	6.06	6.17	(0.09)	—	(0.09)
Year ended 6/30/2020	10.03	0.10	(2.24)	(2.14)	(0.06)	—	(0.06)
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)
Class Z
Six months ended 12/31/2023*	12.25	0.12	1.20	1.32	(0.20)	(0.87)	(1.07)
Year ended 6/30/2023	11.90	0.21	1.24	1.45	(0.19)	(0.91)	(1.10)
Year ended 6/30/2022	13.99	0.18	(1.39)	(1.21)	(0.15)	(0.73)	(0.88)
Year ended 6/30/2021	7.87	0.15	6.07	6.22	(0.10)	—	(0.10)
Period from 9/30/2019[4] to 6/30/2020	10.02	0.09	(2.14)	(2.05)	(0.10)	—	(0.10)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2023*	$12.51	11.47%	$614,597	0.80%[3]	0.86%[3]	1.81%[3]
Year ended 6/30/2023	12.26	12.47	551,324	0.80	0.87	1.69
Year ended 6/30/2022	11.91	–9.34	461,866	0.80	0.87	1.26
Year ended 6/30/2021	13.99	79.26	427,708	0.80	0.87	1.21
Year ended 6/30/2020	7.88	–21.14	143,415	0.82	0.92	1.37
Year ended 6/30/2019	10.08	–9.23	95,405	0.90	1.06	0.91
Class A
Six months ended 12/31/2023*	12.41	11.38	44,008	1.05[3]	1.13[3]	1.56[3]
Year ended 6/30/2023	12.16	12.12	36,173	1.05	1.14	1.54
Year ended 6/30/2022	11.83	–9.57	5,839	1.05	1.15	0.98
Year ended 6/30/2021	13.91	79.09	8,668	1.05	1.14	0.96
Year ended 6/30/2020	7.83	–21.48	1,535	1.07	1.18	1.06
Year ended 6/30/2019	10.03	–9.35	2,875	1.15	1.36	0.55
Class Z
Six months ended 12/31/2023*	12.50	11.51	142,975	0.76[3]	0.76[3]	1.94[3]
Year ended 6/30/2023	12.25	12.54	77,815	0.77	0.77	1.72
Year ended 6/30/2022	11.90	–9.38	2,458	0.76	0.76	1.33
Year ended 6/30/2021	13.99	79.45	1,186	0.77	0.77	1.25
Period from 9/30/2019[4] to 6/30/2020	7.87	–20.75	40	0.80[3]	0.84[3]	1.41[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	30%	52%	38%	42%	53%	84%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$14.31	$0.09	$1.78	$1.87	$(0.26)	$(1.34)	$(1.60)
Year ended 6/30/2023	12.64	0.16	2.01	2.17	(0.14)	(0.36)	(0.50)
Year ended 6/30/2022	14.44	0.14	(1.84)	(1.70)	(0.10)	—	(0.10)
Year ended 6/30/2021	8.96	0.10	5.56	5.66	(0.18)	—	(0.18)
Year ended 6/30/2020	11.55	0.14	(2.42)	(2.28)	(0.13)	(0.18)	(0.31)
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)	(1.04)
Class A
Six months ended 12/31/2023*	14.30	0.07	1.80	1.87	(0.21)	(1.34)	(1.55)
Year ended 6/30/2023	12.63	0.13	2.00	2.13	(0.10)	(0.36)	(0.46)
Year ended 6/30/2022	14.43	0.11	(1.84)	(1.73)	(0.07)	—	(0.07)
Year ended 6/30/2021	8.96	0.08	5.54	5.62	(0.15)	—	(0.15)
Year ended 6/30/2020	11.55	0.11	(2.41)	(2.30)	(0.11)	(0.18)	(0.29)
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)	(0.99)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2023*	$14.58	13.77%	$32,267	0.95%[3]	1.26%[3]	1.28%[3]
Year ended 6/30/2023	14.31	17.61	31,599	0.95	1.25	1.17
Year ended 6/30/2022	12.64	–11.86	31,800	0.95	1.22	0.98
Year ended 6/30/2021	14.44	63.58	36,025	0.95	1.29	0.83
Year ended 6/30/2020	8.96	–20.42	25,148	0.95	1.32	1.31
Year ended 6/30/2019	11.55	–4.57	39,749	0.96	1.62	2.02
Class A
Six months ended 12/31/2023*	14.62	13.71	1,991	1.20[3]	1.52[3]	1.00[3]
Year ended 6/30/2023	14.30	17.30	1,535	1.20	1.50	0.96
Year ended 6/30/2022	12.63	–12.07	1,290	1.20	1.46	0.73
Year ended 6/30/2021	14.43	63.05	1,484	1.20	1.48	0.58
Year ended 6/30/2020	8.96	–20.57	168	1.20	1.62	1.05
Year ended 6/30/2019	11.55	–4.85	238	1.24	2.64	0.72

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	24%	39%	38%	39%	36%	36%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$12.22	$0.11	$0.81	$0.92	$(0.31)	$(0.70)	$(1.01)
Year ended 6/30/2023	10.35	0.26	1.96	2.22	(0.23)	(0.12)	(0.35)
Year ended 6/30/2022	11.66	0.27	(1.41)	(1.14)	(0.17)	—	(0.17)
Year ended 6/30/2021	7.59	0.15	4.04	4.19	(0.12)	—	(0.12)
Year ended 6/30/2020	9.77	0.13	(1.96)	(1.83)	(0.19)	(0.16)	(0.35)
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)	(0.72)

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2023*	$12.13	8.03%	$3,517	0.95%[3]	4.69%[3]	1.84%[3]
Year ended 6/30/2023	12.22	21.88	3,310	0.95	5.08	2.37
Year ended 6/30/2022	10.35	–9.82	2,708	0.95	4.87	2.35
Year ended 6/30/2021	11.66	55.37	2,554	0.95	5.13	1.56
Year ended 6/30/2020	7.59	–19.66	1,874	0.95	6.10	1.39
Year ended 6/30/2019	9.77	–9.04	2,334	0.99	5.94	1.85

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	16%	26%	20%	29%	30%	42%

		Income (loss) from investment operations			Dividends and distributions
International Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$11.43	$0.09	$1.12	$1.21	$(0.51)	$(0.28)	$(0.79)
Year ended 6/30/2023	10.29	0.29	1.41	1.70	(0.20)	(0.36)	(0.56)
Year ended 6/30/2022	14.83	0.25	(2.01)	(1.76)	(0.39)	(2.39)	(2.78)
Period from 6/30/2020[4] to 6/30/2021	10.00	0.24	4.87	5.11	(0.08)	(0.20)	(0.28)

				Ratios to Average Net Assets
International Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2023*	$11.85	11.04%	$7,124	0.99%[3]	4.41%[3]	1.63%[3]
Year ended 6/30/2023	11.43	17.07	6,607	0.99	4.59	2.72
Year ended 6/30/2022	10.29	–14.28	5,709	0.99	4.23	1.92
Period from 6/30/2020[4] to 6/30/2021	14.83	51.58	6,661	0.99	4.27	1.91

	Six Months Ended	Year Ended June 30,
December 31, 2023*	2023	2022	2021
Portfolio turnover rate 28%	78%	45%	63%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$35.38	$0.20	$4.20	$4.40	$(0.38)	$(2.70)	$(3.08)
Year ended 6/30/2023	29.09	0.35	6.74	7.09	(0.08)	(0.72)	(0.80)
Year ended 6/30/2022	37.42	0.16	(3.67)	(3.51)	(0.45)	(4.37)	(4.82)
Year ended 6/30/2021	22.61	0.50	15.06	15.56	(0.75)	—	(0.75)
Year ended 6/30/2020	28.08	0.49	(5.28)	(4.79)	(0.32)	(0.36)	(0.68)
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)
Class A
Six months ended 12/31/2023*	35.34	0.16	4.19	4.35	(0.29)	(2.70)	(2.99)
Year ended 6/30/2023	29.09	0.26	6.75	7.01	(0.04)	(0.72)	(0.76)
Year ended 6/30/2022	37.43	0.07	(3.68)	(3.61)	(0.36)	(4.37)	(4.73)
Year ended 6/30/2021	22.66	0.43	15.06	15.49	(0.72)	—	(0.72)
Year ended 6/30/2020	28.12	0.43	(5.29)	(4.86)	(0.24)	(0.36)	(0.60)
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)
Class C
Six months ended 12/31/2023*	31.76	0.02	3.76	3.78	(0.04)	(2.70)	(2.74)
Year ended 6/30/2023	26.37	0.03	6.08	6.11	—	(0.72)	(0.72)
Year ended 6/30/2022	34.31	(0.18)	(3.31)	(3.49)	(0.08)	(4.37)	(4.45)
Year ended 6/30/2021	20.87	0.21	13.83	14.04	(0.60)	—	(0.60)
Year ended 6/30/2020	25.94	0.23	(4.90)	(4.67)	(0.04)	(0.36)	(0.40)
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)
Class Z
Six months ended 12/31/2023*	35.40	0.22	4.19	4.41	(0.41)	(2.70)	(3.11)
Year ended 6/30/2023	29.09	0.38	6.74	7.12	(0.09)	(0.72)	(0.81)
Year ended 6/30/2022	37.43	0.19	(3.68)	(3.49)	(0.48)	(4.37)	(4.85)
Year ended 6/30/2021	22.62	0.55	15.04	15.59	(0.78)	—	(0.78)
Period from 9/30/2019[4] to 6/30/2020	27.79	0.37	(4.84)	(4.47)	(0.34)	(0.36)	(0.70)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2023*	$36.70	13.09%	$444,280	0.95%[3]	0.95%[3]	1.12%[3]
Year ended 6/30/2023	35.38	24.67	384,206	0.96	0.96	1.05
Year ended 6/30/2022	29.09	–11.50	326,559	0.94	0.94	0.44
Year ended 6/30/2021	37.42	69.77	390,241	0.94	0.94	1.69
Year ended 6/30/2020	22.61	–17.56	401,552	0.97	0.97	1.88
Year ended 6/30/2019	28.08	2.45	588,097	0.96	0.96	1.05
Class A
Six months ended 12/31/2023*	36.70	12.95	92,785	1.18[3]	1.18[3]	0.87[3]
Year ended 6/30/2023	35.34	24.36	81,197	1.21	1.21	0.80
Year ended 6/30/2022	29.09	–11.72	70,350	1.20	1.20	0.19
Year ended 6/30/2021	37.43	69.24	83,243	1.24	1.24	1.43
Year ended 6/30/2020	22.66	–17.73	72,162	1.20	1.20	1.64
Year ended 6/30/2019	28.12	2.18	131,050	1.21	1.21	0.77
Class C
Six months ended 12/31/2023*	32.80	12.57	16,609	1.90[3]	1.90[3]	0.14[3]
Year ended 6/30/2023	31.76	23.44	18,818	1.92	1.92	0.10
Year ended 6/30/2022	26.37	–12.34	19,575	1.91	1.91	(0.55)
Year ended 6/30/2021	34.31	68.05	27,089	1.93	1.93	0.76
Year ended 6/30/2020	20.87	–18.32	26,951	1.91	1.91	0.94
Year ended 6/30/2019	25.94	1.44	47,021	1.96	1.96	0.02
Class Z
Six months ended 12/31/2023*	36.70	13.11	60,367	0.86[3]	0.86[3]	1.20[3]
Year ended 6/30/2023	35.40	24.74	51,068	0.87	0.87	1.14
Year ended 6/30/2022	29.09	–11.40	40,582	0.86	0.86	0.52
Year ended 6/30/2021	37.43	69.86	43,886	0.87	0.87	1.81
Period from 9/30/2019[4] to 6/30/2020	22.62	–16.61	16,207	0.85[3]	0.85[3]	1.95[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	33%	88%	75%	76%	47%	60%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income1	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2023*	$10.14	$0.31	$0.37	$0.68	$(0.31)	$—	$(0.31)
Year ended 6/30/2023	9.83	0.57	0.31	0.88	(0.57)	—	(0.57)
Year ended 6/30/2022	11.58	0.51	(1.75)	(1.24)	(0.51)	—	(0.51)
Year ended 6/30/2021	10.22	0.59	1.34	1.93	(0.57)	—	(0.57)
Year ended 6/30/2020	11.69	0.65	(1.48)[5]	(0.83)	(0.64)	—	(0.64)
Year ended 6/30/2019	11.90	0.69	(0.21)[5]	0.48	(0.69)	—	(0.69)
Class A
Six months ended 12/31/2023*	10.04	0.30	0.37	0.67	(0.30)	—	(0.30)
Year ended 6/30/2023	9.75	0.55	0.29	0.84	(0.55)	—	(0.55)
Year ended 6/30/2022	11.48	0.48	(1.73)	(1.25)	(0.48)	—	(0.48)
Year ended 6/30/2021	10.13	0.56	1.33	1.89	(0.54)	—	(0.54)
Year ended 6/30/2020	11.62	0.63	(1.51)[5]	(0.88)	(0.61)	—	(0.61)
Year ended 6/30/2019	11.83	0.65	(0.20)[5]	0.45	(0.66)	—	(0.66)
Class C
Six months ended 12/31/2023*	10.14	0.26	0.37	0.63	(0.26)	—	(0.26)
Year ended 6/30/2023	9.83	0.47	0.31	0.78	(0.47)	—	(0.47)
Year ended 6/30/2022	11.57	0.40	(1.74)	(1.34)	(0.40)	—	(0.40)
Year ended 6/30/2021	10.21	0.49	1.34	1.83	(0.47)	—	(0.47)
Year ended 6/30/2020	11.68	0.55	(1.48)	(0.93)	(0.54)	—	(0.54)
Year ended 6/30/2019	11.89	0.57	(0.21)	0.36	(0.57)	—	(0.57)
Class Z
Six months ended 12/31/2023*	10.14	0.32	0.36	0.68	(0.32)	—	(0.32)
Year ended 6/30/2023	9.83	0.58	0.31	0.89	(0.58)	—	(0.58)
Year ended 6/30/2022	11.58	0.52	(1.75)	(1.23)	(0.52)	—	(0.52)
Year ended 6/30/2021	10.22	0.61	1.33	1.94	(0.58)	—	(0.58)
Year ended 6/30/2020	11.70	0.64	(1.46)[5]	(0.82)	(0.66)	—	(0.66)
Year ended 6/30/2019	11.90	0.70	(0.20)	0.50	(0.70)	—	(0.70)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2023*	$10.51	6.89%	$778,597	0.70%[3]	0.78%[3]	6.16%[3]
Year ended 6/30/2023	10.14	9.23	723,548	0.70	0.77	5.73
Year ended 6/30/2022	9.83	–11.12	642,934	0.70	0.77	4.56
Year ended 6/30/2021	11.58	19.32	857,715	0.70	0.75	5.34
Year ended 6/30/2020	10.22	–7.26	978,398	0.70	0.75	5.85
Year ended 6/30/2019	11.69	4.19	1,825,782	0.70	0.75	5.87
Class A
Six months ended 12/31/2023*	10.41	6.81	28,606	0.92[3]	0.98[3]	5.94[3]
Year ended 6/30/2023	10.04	8.80	28,521	0.92	0.98	5.52
Year ended 6/30/2022	9.75	–11.28	29,066	0.93	0.98	4.33
Year ended 6/30/2021	11.48	19.09	39,312	0.91	0.97	5.12
Year ended 6/30/2020	10.13	–7.77	43,638	0.95	1.01	5.54
Year ended 6/30/2019	11.62	3.92	303,367	0.95	1.00	5.62
Class C
Six months ended 12/31/2023*	10.51	6.47	570	1.70[3]	1.78[3]	5.16[3]
Year ended 6/30/2023	10.14	8.03	614	1.70	1.78	4.73
Year ended 6/30/2022	9.83	–11.94	1,078	1.70	1.77	3.55
Year ended 6/30/2021	11.57	18.20	1,769	1.66	1.71	4.41
Year ended 6/30/2020	10.21	–8.13	2,596	1.64	1.69	4.95
Year ended 6/30/2019	11.68	3.15	3,599	1.70	1.75	4.88
Class Z
Six months ended 12/31/2023*	10.50	6.95	158,029	0.60[3]	0.66[3]	6.26[3]
Year ended 6/30/2023	10.14	9.23	149,231	0.60	0.66	5.84
Year ended 6/30/2022	9.83	–11.04	131,847	0.60	0.65	4.66
Year ended 6/30/2021	11.58	19.44	211,034	0.60	0.65	5.56
Year ended 6/30/2020	10.22	–7.24	523,848	0.60	0.65	6.02
Year ended 6/30/2019	11.70	4.38	401,268	0.60	0.65	5.99

	Six Months Ended	Year Ended June 30,
	December 31, 2023*	2023	2022	2021	2020	2019
Portfolio turnover rate	17%	36%	40%	82%	67%	41%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

5  Redemption fees per share were less than $0.005.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2023 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of eleven series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley International Small Cap Diversified Value Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund. The other series of the Trust is included in a separate semi-annual report.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares: Class I, Class A, Class C and Class Z. The International Small Cap Diversified Value Fund has three authorized classes of shares: Class I, Class A and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Equity securities traded on a national stock exchange or Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, "Nasdaq") are valued at the last reported sale price or Nasdaq Official Closing Price, as applicable, on that day, or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or Nasdaq. Over-the-counter securities not traded on Nasdaq are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates as provided by an independent and qualified pricing source approved by the valuation designee ("Pricing Service").

The Trust's Board of Trustees (the "Board") has designated Hotchkis & Wiley Capital Management, LLC (the "Advisor") as the Funds' "valuation designee" to perform all fair valuations of the Funds' portfolio investments, subject to the Board's oversight. The Advisor, as the Funds' valuation designee, has established procedures for its fair valuation of the Funds' portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and certain methodologies for the fair valuation of such portfolio investments, as well as the use and oversight of Pricing Services.

Fixed-income securities are generally valued at their evaluated mean prices provided by Pricing Services. Pricing Services generally provide an evaluated price that takes into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, and may provide a price determined by a matrix pricing method or other analytical pricing models. If valuations from the Pricing Services are unavailable or deemed unreliable, the fixed-income security shall be priced according to the average of the bid and ask prices of broker quotes (or a single broker quote) for such security or the last sale price reported on FINRA's Trade Reporting and Compliance Engine ("TRACE") (excluding cross and retail trades).

For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), the Funds generally utilize a Pricing Service's fair value price which is designed to capture events occurring after a foreign exchange closes that may affect the value of certain portfolio holdings traded on those foreign exchanges. When this fair value pricing is employed, the value of the portfolio holdings used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of December 31, 2023:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$107,721,614	$375,082,655	$459,388,097	$785,201,662	$789,623,770
Money Market Funds	—	—	1,191,020	10,378,527	5,776,002
Level 2 — Other significant observable market inputs:
Common Stocks:
Industrials	—	—	8,297,540	—	—
Time Deposits	3,211,708	2,658,604	19,585,879	14,744,590	9,618,692
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$110,933,322	$377,741,259	$488,462,536	$810,324,779	$805,018,464
	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$23,456,748	$598,901	$1,504,001	$536,396,334	$859,038
Preferred Stocks	—	—	—	3,394,335	1,863,113
Investment Companies	—	—	—	—	30,507,700
Money Market Funds	—	—	—	2,700,750	26,765,632
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	767,016	148,975	98,637	—	—
Consumer Discretionary	966,257	173,861	469,554	2,255,547	—
Consumer Staples	867,482	270,789	153,116	—	—
Energy	—	202,644	140,728	—	—
Financials	3,019,969	775,364	1,521,600	—	—
Health Care	358,030	92,956	323,665	—	—
Industrials	3,347,217	662,719	1,483,784	41,038,653	—
Information Technology	691,944	342,230	695,588	—	—
Materials	—	132,051	549,734	1,551,741	—
Real Estate	—	—	23,425	—	—
Utilities	—	—	111,147	—	—
Convertible Bonds	—	—	—	—	3,819,734
Corporate Bonds	—	—	—	—	827,378,393
Term Loans	—	—	—	909,050	45,651,174
Purchased Put Options	—	—	—	4,101,050	—
Time Deposits	660,127	112,673	32,135	9,436,900	4,918,839
Level 3 — Significant unobservable inputs:
Common Stocks:
Advertising	—	—	—	—	0
Energy — Exploration & Production	—	—	—	—	0
Materials	—	—	—	11,150,903	—
Metals/Mining Excluding Steel	—	—	—	—	1,283,207
Oil Field Equipment & Services	—	—	—	—	7,636,952
Oil Refining & Marketing	—	—	—	—	0
Preferred Stocks:
Specialty Retail	—	—	—	—	10,772,299
Term Loans	—	—	—	2,649,013	1,826,992
Total Investments	$34,134,790	$3,513,163	$7,107,114	$615,584,276	$963,283,073

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of December 31, 2023:

	Fair Value at December 31, 2023	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks	$11,073,086	Market comparable companies	EBIT multiple	12.5x	Increase
	77,817	Market comparable companies	EBITDA multiple	8.5x	Increase
Total Common Stocks	11,150,903
Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$13,799,916
High Yield
Common Stocks	$0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
	7,636,952	Market comparable companies	EBIT multiple	12.5x	Increase
	1,283,207	Market comparable companies	EBITDA multiple	8.5x	Increase
Total Common Stocks	8,920,159
Preferred Stocks	10,772,299	Transaction price**	N/A	$0.78	Increase
Term Loans	1,826,992	Market comparable securities	N/A	$100.00	Increase
	$21,519,450

*  Unobservable inputs were weighted by the fair value of the investments.

**  Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2023	$10,640,354	$2,649,013	$13,289,367
Purchases	—	—	—
Sales	(70,701)	—	(70,701)
Accrued discounts (premiums)	—	—	—
Realized gains (losses)	—	—	—
Change in unrealized appreciation/ depreciation	581,250	—	581,250
Transfers into Level 3	—	—	—
Balance at December 31, 2023	$11,150,903	$2,649,013	$13,799,916
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2023	$581,250	$—	$581,250

	High Yield
	Common Stocks	Preferred Stocks	Term Loans	Total
Balance at June 30, 2023	$14,657,730	$10,772,299	$9,356,564	$34,786,593
Purchases	—	—	60,226	60,226
Sales	(1,165,858)	—	(7,589,799)	(8,755,657)
Accrued discounts (premiums)	—	—	4,202	4,202
Realized gains (losses)	—	—	15,045	15,045
Change in unrealized appreciation/ depreciation	(4,571,713)	—	(19,246)	(4,590,959)
Transfers into Level 3	—	—	—	—
Balance at December 31, 2023	$8,920,159	$10,772,299	$1,826,992	$21,519,450
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2023	$(4,571,713)	$—	$—	$(4,571,713)

Income and Expense Allocation. Expenses incurred by or attributable to a specific Fund are allocated entirely to that Fund. Expenses incurred by the Trust which do not relate to a specific Fund or Funds are allocated among the Funds per capita. Alternatively, such expenses may be allocated based upon the Funds' relative net assets as of a recent date or using another methodology based upon a determination by persons authorized by the Board, including either the President or Treasurer of the Trust, that the alternative allocation methodology is fair and equitable taking into consideration the nature and type of the expense.

For all Funds, except the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Market premiums on fixed-income securities are amortized daily on the yield to the next call method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid for the put option. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call option.

Futures Contracts. The Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund and High Yield Fund are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. The Funds did not enter into any futures contracts during the six months ended December 31, 2023.

Credit Default Swap Contracts. The Value Opportunities Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds did not enter into any credit default swap contracts during the six months ended December 31, 2023.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2023:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$4,101,050

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation/depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2023:

Realized Gains (Losses) on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$(3,107,921	)*

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation/Depreciation on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$(1,038,798	)*

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2023:

Average Quarterly Balance of Outstanding Derivatives

Value Opportunities
Equity Contracts:
Average Number of Contracts — Purchased Put Options	4,757
Average Notional Amount — Purchased Put Options	$86,093,260

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of December 31, 2023:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Mid-Cap Value	$1,155,990	$—	$(1,155,990)	$—
Small Cap Value	10,133,852	—	(10,133,852)	—
Small Cap Diversified Value	5,628,603	—	(5,628,603)	—
Value Opportunities	2,646,458	—	(2,646,458)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which certain officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives an Advisory fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. During the six months ended December 31, 2023, the Advisor contractually agreed to waive its Advisory fees or reimburse regular Fund operating expenses so that a Fund's annual operating expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) will be limited to the annual rates presented below as applied to such Fund's and share class's average daily net assets.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.80%	0.75%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.05%	0.97%	0.80%	0.95%	0.95%	0.99%	1.15%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.30%	1.22%	1.05%	1.20%	1.20%	1.24%	1.40%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.05%	1.97%	1.80%	1.95%	1.95%	n/a	2.15%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.05%	0.97%	0.80%	0.95%	0.95%	0.99%	1.15%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% thereafter.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2023, the Funds did not have any of these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2023 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Purchases	$27,787,053	$37,373,760	$53,157,724	$128,068,779	$262,861,208	$7,941,627	$520,393	$1,896,580	$191,129,920	$194,403,552
Sales	11,058,650	63,217,776	95,073,177	110,705,816	208,724,710	10,889,624	610,605	2,028,926	181,141,292	146,269,449

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2023.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2023:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Tax cost of investments	$71,474,904	$330,982,125	$408,008,635	$648,858,500	$627,428,203	$28,911,728	$2,859,748	$6,336,515	$509,183,005	$988,682,295
Gross unrealized appreciation	19,052,110	79,573,294	90,104,165	123,471,558	110,623,210	6,193,578	626,711	717,903	63,241,081	12,873,744
Gross unrealized depreciation	(9,058,574)	(42,663,251)	(54,304,310)	(84,664,443)	(81,323,194)	(2,786,570)	(225,776)	(502,690)	(47,333,384)	(150,340,155)
Net unrealized appreciation/ depreciation	9,993,536	36,910,043	35,799,855	38,807,115	29,300,016	3,407,008	400,935	215,213	15,907,697	(137,466,411)
Distributable ordinary income (as of 6/30/23)*	1,036,463	2,724,582	1,202,140	7,038,576	5,609,190	398,432	90,059	379,102	15,244,128	1,422,813
Distributable long-term gains (as of 6/30/23)	—	26,789,477	—	12,640,191	20,314,979	1,837,559	89,576	—	30,766,728	—
Total distributable earnings	1,036,463	29,514,059	1,202,140	19,678,767	25,924,169	2,235,991	179,635	379,102	46,010,856	1,422,813
Other accumulated gains (losses)	(23,483,895)	1	(248,291,167)	(23,598)	—	—	—	1	931,338	(352,116,592)
Total accumulated gains (losses)	$(12,453,896)	$66,424,103	$(211,289,172)	$58,462,284	$55,224,185	$5,642,999	$580,570	$594,316	$62,849,891	$(488,160,190)

* Includes distributable short-term gains of $2,366,760 for the Small Cap Value Fund, $707,393 for the Small Cap Diversified Value Fund, $22,325 for the International Value Fund, $160,335 for the International Small Cap Diversified Value Fund and $11,591,526 for the Value Opportunities Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2023, the Global Value Fund held securities with $3,469 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2023, the Small Cap Diversified Value Fund held securities with $12,881 of net unrealized appreciation relating to the transfers.

The tax components of distributions paid during the fiscal years ended June 30, 2023 and 2022, capital loss carryovers as of June 30, 2023, and any tax basis late year losses as of June 30, 2023, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2023					June 30, 2022
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$867,545	$—	$966,612	$22,517,283	$4,364,486	$993,673	$—
Large Cap Value	4,455,115	25,649,031	—	—	—	3,875,612	—
Mid-Cap Value	2,143,120	—	81,833,306	166,457,382	40,229,025	5,476,789	—
Small Cap Value	10,322,241	68,610,623	—	—	—	1,855,708	—
Small Cap Diversified Value	15,676,116	35,772,589	—	—	—	16,228,065	13,674,415
Global Value	356,748	953,777	—	—	—	252,787	—
International Value	59,717	30,330	—	—	—	37,541	—

	June 30, 2023					June 30, 2022
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Ordinary Income Distributions	Long-Term Capital Gains Distributions
International Small Cap Diversified Value	$111,448	$200,195	$—	$—	$—	$1,159,737	$90,449
Value Opportunities	1,067,989	10,681,957	—	—	—	10,786,641	59,479,932
High Yield[3]	47,336,279	—	10,273,326	335,936,176	—	46,440,050	—

1  Short-term with no expiration.

2  Long-term with no expiration.

3  The High Yield Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization of the Hotchkis & Wiley Capital Income Fund into the High Yield Fund, which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Internal Revenue Code Section 382.

As of and during the year ended June 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2023, the Funds did not incur any interest or penalties. The tax years ended June 30, 2020 through June 30, 2023 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2023
Diversified Value Fund
Class I	681,146	$18,484,378	37,795	$1,024,253	(82,990)	$(2,265,835)	635,951	$17,242,796
Class A	137,130	3,722,774	8,485	231,304	(47,692)	(1,300,074)	97,923	2,654,004
Class C	45	1,200	14	378	(2,853)	(77,166)	(2,794)	(75,588)
Total net increase (decrease)	818,321	22,208,352	46,294	1,255,935	(133,535)	(3,643,075)	731,080	19,821,212
Large Cap Value Fund
Class I	293,266	11,951,598	560,489	21,421,902	(483,858)	(19,431,173)	369,897	13,942,327
Class A	162,498	6,596,716	164,990	6,271,287	(423,026)	(17,211,830)	(95,538)	(4,343,827)
Class C	7,247	289,674	5,608	212,149	(25,524)	(1,050,444)	(12,669)	(548,621)
Class Z	11,160	449,300	34,700	1,325,184	(36,394)	(1,495,954)	9,466	278,530
Total net increase (decrease)	474,171	19,287,288	765,787	29,230,522	(968,802)	(39,189,401)	271,156	9,328,409
Mid-Cap Value Fund
Class I	432,860	21,428,142	16,857	841,345	(735,184)	(36,274,529)	(285,467)	(14,005,042)
Class A	113,648	5,506,839	1,433	70,312	(279,059)	(13,536,230)	(163,978)	(7,959,079)
Class C	5,958	246,788	—	—	(21,310)	(885,513)	(15,352)	(638,725)
Class Z	64,326	3,094,372	2,808	140,115	(42,646)	(2,106,983)	24,488	1,127,504
Total net increase (decrease)	616,792	30,276,141	21,098	1,051,772	(1,078,199)	(52,803,255)	(440,309)	(21,475,342)
Small Cap Value Fund
Class I	1,698,896	121,166,706	74,524	5,273,317	(1,254,390)	(89,599,583)	519,030	36,840,440
Class A	97,076	6,889,145	11,530	810,594	(104,596)	(7,463,631)	4,010	236,108
Class C	11,132	624,370	844	45,139	(2,977)	(162,146)	8,999	507,363
Class Z	66,153	4,725,855	3,796	268,509	(20,039)	(1,428,375)	49,910	3,565,989
Total net increase (decrease)	1,873,257	133,406,076	90,694	6,397,559	(1,382,002)	(98,653,735)	581,949	41,149,900
Small Cap Diversified Value Fund
Class I	10,215,803	124,839,457	4,365,396	50,376,673	(10,438,642)	(126,458,279)	4,142,557	48,757,851
Class A	987,760	12,041,332	198,295	2,270,482	(614,454)	(7,408,827)	571,601	6,902,987
Class Z	5,746,703	68,386,106	725,862	8,369,184	(1,388,352)	(17,400,516)	5,084,213	59,354,774
Total net increase (decrease)	16,950,266	205,266,895	5,289,553	61,016,339	(12,441,448)	(151,267,622)	9,798,371	115,015,612

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2023
Global Value Fund
Class I	66,422	$955,480	246,518	$3,394,554	(308,901)	$(4,354,184)	4,039	$(4,150)
Class A	30,529	435,129	13,284	183,319	(14,897)	(217,078)	28,916	401,370
Total net increase (decrease)	96,951	1,390,609	259,802	3,577,873	(323,798)	(4,571,262)	32,955	397,220
International Value Fund
Class I	7,926	100,138	13,301	153,363	(2,187)	(25,914)	19,040	227,587
Total net increase (decrease)	7,926	100,138	13,301	153,363	(2,187)	(25,914)	19,040	227,587
International Small Cap Diversified Value Fund
Class I	—	—	23,125	256,223	(178)	(1,969)	22,947	254,254
Total net increase (decrease)	—	—	23,125	256,223	(178)	(1,969)	22,947	254,254
Value Opportunities Fund
Class I	1,718,871	61,191,955	540,954	18,468,178	(1,013,246)	(36,071,410)	1,246,579	43,588,723
Class A	334,069	11,984,696	157,575	5,379,603	(260,941)	(9,365,732)	230,703	7,998,567
Class C	18,181	586,500	36,822	1,124,178	(141,000)	(4,520,800)	(85,997)	(2,810,122)
Class Z	77,525	2,813,479	137,088	4,681,561	(12,641)	(448,601)	201,972	7,046,439
Total net increase (decrease)	2,148,646	76,576,630	872,439	29,653,520	(1,427,828)	(50,406,543)	1,593,257	55,823,607
High Yield Fund
Class I	11,986,323	122,015,371	1,480,784	15,074,723	(10,740,049)	(108,713,235)	2,727,058	28,376,859
Class A	219,334	2,213,659	69,794	703,463	(381,094)	(3,837,060)	(91,966)	(919,938)
Class C	304	3,091	945	9,617	(7,516)	(76,324)	(6,267)	(63,616)
Class Z	955,278	9,748,226	338,550	3,444,724	(974,903)	(9,910,775)	318,925	3,282,175
Total net increase (decrease)	13,161,239	133,980,347	1,890,073	19,232,527	(12,103,562)	(122,537,394)	2,947,750	30,675,480
	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2023
Diversified Value Fund
Class I	58,373	$1,442,777	22,386	$553,836	(527,785)	$(13,119,187)	(447,026)	$(11,122,574)
Class A	19,305	471,178	4,525	112,488	(129,240)	(3,193,964)	(105,410)	(2,610,298)
Class C	127	3,200	—	—	(10,291)	(239,399)	(10,164)	(236,199)
Total net increase (decrease)	77,805	1,917,155	26,911	666,324	(667,316)	(16,552,550)	(562,600)	(13,969,071)
Large Cap Value Fund
Class I	868,592	34,725,285	392,981	15,385,213	(1,433,743)	(57,215,795)	(172,170)	(7,105,297)
Class A	638,023	24,994,660	117,448	4,574,592	(1,335,883)	(51,997,903)	(580,412)	(22,428,651)
Class C	10,301	405,916	5,718	221,324	(56,704)	(2,248,415)	(40,685)	(1,621,175)
Class Z	135,866	5,324,833	48,783	1,908,879	(768,849)	(31,820,617)	(584,200)	(24,586,905)
Total net increase (decrease)	1,652,782	65,450,694	564,930	22,090,008	(3,595,179)	(143,282,730)	(1,377,467)	(55,742,028)
Mid-Cap Value Fund
Class I	1,725,400	77,370,139	32,858	1,467,432	(2,567,562)	(114,030,214)	(809,304)	(35,192,643)
Class A	564,906	24,449,908	4,204	184,638	(712,098)	(31,230,914)	(142,988)	(6,596,368)
Class C	21,783	848,036	—	—	(37,003)	(1,420,249)	(15,220)	(572,213)
Class Z	84,939	3,698,022	4,128	184,263	(187,604)	(8,362,839)	(98,537)	(4,480,554)
Total net increase (decrease)	2,397,028	106,366,105	41,190	1,836,333	(3,504,267)	(155,044,216)	(1,066,049)	(46,841,778)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2023
Small Cap Value Fund
Class I	4,208,260	$293,018,122	477,717	$31,538,893	(3,426,632)	$(235,852,642)	1,259,345	$88,704,373
Class A	315,417	22,210,509	68,050	4,468,184	(163,139)	(11,074,858)	220,328	15,603,835
Class C	24,116	1,330,153	4,339	219,175	(9,498)	(507,303)	18,957	1,042,025
Class Z	82,971	5,750,091	17,769	1,172,550	(79,005)	(5,580,251)	21,735	1,342,390
Total net increase (decrease)	4,630,764	322,308,875	567,875	37,398,802	(3,678,274)	(253,015,054)	1,520,365	106,692,623
Small Cap Diversified Value Fund
Class I	21,662,855	259,315,580	3,947,789	47,018,170	(19,399,756)	(235,044,070)	6,210,888	71,289,680
Class A	2,768,297	33,054,492	45,445	538,069	(333,166)	(3,994,463)	2,480,576	29,598,098
Class Z	7,444,070	91,427,214	221,201	2,632,297	(1,517,680)	(19,119,794)	6,147,591	74,939,717
Total net increase (decrease)	31,875,222	383,797,286	4,214,435	50,188,536	(21,250,602)	(258,158,327)	14,839,055	175,827,495
Global Value Fund
Class I	209,647	2,736,541	98,305	1,263,214	(615,344)	(8,347,201)	(307,392)	(4,347,446)
Class A	10,557	143,991	3,651	46,949	(8,982)	(120,261)	5,226	70,679
Total net increase (decrease)	220,204	2,880,532	101,956	1,310,163	(624,326)	(8,467,462)	(302,166)	(4,276,767)
International Value Fund
Class I	4,849	55,426	4,397	46,789	(160)	(1,724)	9,086	100,491
Total net increase (decrease)	4,849	55,426	4,397	46,789	(160)	(1,724)	9,086	100,491
International Small Cap Diversified Value Fund
Class I	6,948	78,233	16,426	170,335	(108)	(1,119)	23,266	247,449
Total net increase (decrease)	6,948	78,233	16,426	170,335	(108)	(1,119)	23,266	247,449
Value Opportunities Fund
Class I	2,400,650	79,099,826	142,727	4,574,388	(2,909,676)	(92,580,977)	(366,299)	(8,906,763)
Class A	278,221	9,199,549	42,933	1,375,990	(441,687)	(14,375,081)	(120,533)	(3,799,542)
Class C	36,516	1,087,462	14,132	408,846	(200,613)	(5,881,419)	(149,965)	(4,385,111)
Class Z	26,685	900,593	35,327	1,132,228	(14,297)	(448,622)	47,715	1,584,199
Total net increase (decrease)	2,742,072	90,287,430	235,119	7,491,452	(3,566,273)	(113,286,099)	(589,082)	(15,507,217)
High Yield Fund
Class I	35,060,777	351,940,326	2,717,597	27,222,670	(31,792,242)	(317,555,463)	5,986,132	61,607,533
Class A	853,540	8,539,861	135,655	1,345,640	(1,131,098)	(11,322,133)	(141,903)	(1,436,632)
Class C	10,269	104,755	2,470	24,709	(61,878)	(612,288)	(49,139)	(482,824)
Class Z	2,867,417	28,835,960	628,414	6,294,770	(2,177,730)	(21,863,434)	1,318,101	13,267,296
Total net increase (decrease)	38,792,003	389,420,902	3,484,136	34,887,789	(35,162,948)	(351,353,318)	7,113,191	72,955,373

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2023, is set forth below:

Small Cap Value

Issuer Name	Value at June 30, 2023	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2023	Dividends	Shares Held at December 31, 2023
Hudson Global, Inc.	$3,280,985	$—	$—	$—	$(986,507)	$2,294,478	$—	147,460
	$3,280,985	$—	$—	$—	$(986,507)	$2,294,478	$—

Value Opportunities Fund

Issuer Name	Value at June 30, 2023	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2023	Dividends	Shares Held at December 31, 2023
Iracore Investments Holdings, Inc.	$10,178,239	$—	$—	$—	$894,847	$11,073,086	$—	32,422
	$10,178,239	$—	$—	$—	$894,847	$11,073,086	$—

High Yield Fund

Issuer Name	Value at June 30, 2023	Purchases	Sales		Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2023	Dividends	Shares Held at December 31, 2023
Iracore Investments Holdings, Inc.	$7,019,789	$—	$—		$—	$617,163	$7,636,952	$—	22,361
Metals Recovery Holdings LLC	7,620,273	—	(1,165,858	)*	—	(5,171,208)	1,283,207	—	116,127
PetroQuest Energy, Inc.	0	—	—		—	—	0	—	89,691
	$14,640,062	$—	$(1,165,858)		$—	$(4,554,045)	$8,920,159	$—

* Reduction due to return of capital distributions.

NOTE 7.

Securities Lending. The Trust, on behalf of the Funds, entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. The contractual maturity of the cash collateral received under the securities lending agreement is classified as overnight and continuous. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2023, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At December 31, 2023, the Funds did not have any outstanding unfunded loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

Certain Funds invest a significant portion of their assets in companies in the financial sector, and therefore the performance of the Funds could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund. These events can include changes in economic, political or financial market conditions due to war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, and recessions, as well as investor sentiment regarding these issues.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncements. In June 2022, FASB issued Accounting Standards Update ("ASU") No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2023.

For the year ended June 30, 2023, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 75.16%, Small Cap Diversified Value Fund — 63.21%, Global Value Fund — 66.36%, International Value Fund — 0.34%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 36.94%, High Yield Fund — 0.77%.

For the year ended June 30, 2023, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 75.82%, Small Cap Diversified Value Fund — 63.44%, Global Value Fund — 100.00%, International Value Fund — 100.00%, International Small Cap Diversified Value Fund — 95.57%, Value Opportunities Fund — 51.07%, High Yield Fund — 0.77%. Shareholders should consult their tax advisors.

For the year ended June 30, 2023, the International Value Fund and International Small Cap Diversified Value Fund earned foreign source income of $107,734 and $254,920, respectively, and paid foreign taxes of $12,841 and $30,619, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2023, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 1.73%, Mid-Cap Value Fund — 0.15%, Small Cap Value Fund — 2.57%, Small Cap Diversified Value Fund — 0.74%, Global Value Fund — 0.09%, International Value Fund — 0.08%, International Small Cap Diversified Value Fund — 0.04%, Value Opportunities Fund — 4.18%, High Yield Fund — 99.09%.

For the year ended June 30, 2023, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 64.17%, Small Cap Diversified Value Fund — 43.94%, Global Value Fund — 0.00%, International Value Fund — 0.00%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 0.00%, High Yield Fund — 0.00%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2023 – December 31, 2023).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,108.10	$4.24	$1,000.00	$1,021.11	$4.06	0.80%
Class A	1,000.00	1,106.60	5.56	1,000.00	1,019.86	5.33	1.05
Class C	1,000.00	1,102.40	9.51	1,000.00	1,016.09	9.12	1.80
Large Cap Value Fund
Class I	1,000.00	1,103.20	5.02	1,000.00	1,020.36	4.82	0.95
Class A	1,000.00	1,102.10	6.34	1,000.00	1,019.10	6.09	1.20
Class C	1,000.00	1,097.50	10.28	1,000.00	1,015.33	9.88	1.95
Class Z	1,000.00	1,103.80	4.55	1,000.00	1,020.81	4.37	0.86
Mid-Cap Value Fund
Class I	1,000.00	1,157.30	5.48	1,000.00	1,020.06	5.13	1.01
Class A	1,000.00	1,156.30	6.56	1,000.00	1,019.05	6.14	1.21
Class C	1,000.00	1,151.90	10.66	1,000.00	1,015.23	9.98	1.97
Class Z	1,000.00	1,158.10	4.77	1,000.00	1,020.71	4.47	0.88
Small Cap Value Fund
Class I	1,000.00	1,117.40	5.16	1,000.00	1,020.26	4.93	0.97
Class A	1,000.00	1,116.00	6.38	1,000.00	1,019.10	6.09	1.20
Class C	1,000.00	1,111.90	10.35	1,000.00	1,015.33	9.88	1.95
Class Z	1,000.00	1,118.10	4.58	1,000.00	1,020.81	4.37	0.86
Small Cap Diversified Value Fund
Class I	1,000.00	1,114.70	4.25	1,000.00	1,021.11	4.06	0.80
Class A	1,000.00	1,113.80	5.58	1,000.00	1,019.86	5.33	1.05
Class Z	1,000.00	1,115.10	4.04	1,000.00	1,021.32	3.86	0.76
Global Value Fund
Class I	1,000.00	1,137.70	5.10	1,000.00	1,020.36	4.82	0.95
Class A	1,000.00	1,137.10	6.45	1,000.00	1,019.10	6.09	1.20
International Value Fund
Class I	1,000.00	1,080.30	4.97	1,000.00	1,020.36	4.82	0.95

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio
International Small Cap Diversified Value Fund
Class I	$1,000.00	$1,110.40	$5.25	$1,000.00	$1,020.16	$5.03	0.99%
Value Opportunities Fund
Class I	1,000.00	1,130.90	5.09	1,000.00	1,020.36	4.82	0.95
Class A	1,000.00	1,129.50	6.32	1,000.00	1,019.20	5.99	1.18
Class C	1,000.00	1,125.70	10.15	1,000.00	1,015.58	9.63	1.90
Class Z	1,000.00	1,131.10	4.61	1,000.00	1,020.81	4.37	0.86
High Yield Fund
Class I	1,000.00	1,068.90	3.64	1,000.00	1,021.62	3.56	0.70
Class A	1,000.00	1,068.10	4.78	1,000.00	1,020.51	4.67	0.92
Class C	1,000.00	1,064.70	8.82	1,000.00	1,016.59	8.62	1.70
Class Z	1,000.00	1,069.50	3.12	1,000.00	1,022.12	3.05	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (366).

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Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1000
Costa Mesa, California 92626

DISTRIBUTOR

Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1223-0224

DECEMBER 31, 2023

SEMI-ANNUAL REPORT

HW Opportunities MP Fund

Semi-Annual Report

DECEMBER 31, 2023

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	2
FUND PERFORMANCE DATA	3
SCHEDULE OF INVESTMENTS	4
STATEMENT OF ASSETS & LIABILITIES	6
STATEMENT OF OPERATIONS	7
STATEMENTS OF CHANGES IN NET ASSETS	8
FINANCIAL HIGHLIGHTS	9
NOTES TO THE FINANCIAL STATEMENTS	10
FUND EXPENSE EXAMPLE	16
BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT	17
INFORMATION ABOUT THE FUND	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the HW Opportunities MP Fund (the "Fund") for the six months ended December 31, 2023.

OVERVIEW

In the six-month period ended December 31, 2023, the S&P 500® Index returned +8.04%.

The S&P 500® Index has fully recovered from its decline in the prior calendar year. The index's two-year return is a modest +3.42%, or +1.69% annualized. Most attribute 2022's selloff to rampant inflation and the accompanying increase in interest rates. The Federal Open Market Committee (FOMC) raised its Fed Funds rate 11 consecutive times throughout 2022 and 2023 to combat inflation, before pausing at its most recent meetings. The equity market recovery in 2023 appears largely attributable to signs that the rate hikes were successful in quelling inflation. The most recent U.S. Consumer Price Index (CPI) release indicated a 3.1% increase year-over-year, representing considerable disinflation from the mid-2022 peak of 9.1%.

Specific to the U.S. equity market, the Russell 1000® Value Index's discount to its growth counterpart moved from slightly wider than its 45-year average to nearly 2 standard deviations wider than average over the course of 2023. Much of this was driven by what has become known as the Magnificent 7, which returned between +49% (Apple) and +239% (NVIDIA) in 2023. The S&P 500® Index's return excluding these stocks would have been a more ordinary +10% in the calendar year. The 7 stocks now comprise 28% of the S&P 500® Index, far surpassing the index's concentration level at the peak of the dot.com bubble in the late 1990s, when the top 7 stocks comprised 21% of the index. The trailing P/E ratio of this group is nearly two and a half times that of the remaining 493 index constituents, a ratio almost identical to the peak of the dot.com bubble. In our view, the combination of high concentration and elevated valuations poses considerable risk to passive equity investors, perhaps more than any other time in contemporary history. This applies to the global equity market as well, considering the U.S. now comprises about 70% of the MSCI World Index.

To us, nearly all segments of the global equity market look attractive relative to U.S. large cap growth — value stocks, small caps, non-U.S., etc. The large valuation gap is based on large growth stocks at historically rich valuations, while other market segments look to be in-line with or slightly below their long-term average valuations. The Fund trades at attractive valuations, which we believe has been achieved without assuming undue risk. We continue to focus on attractively valued opportunities in quality businesses with good balance sheets that are prudently managed, i.e., the three pillars of our Fundamental risk ratings.

HW OPPORTUNITIES MP FUND

The Fund had a total return of 15.72% for the six-month period ended December 31, 2023 compared to the Russell 3000® Value Index return of 6.36%.

Over the six-month period, the Fund outperformed the benchmark by a significant margin. Positive security selection produced nearly all the outperformance. It was most positive in industrials, financials, and energy. The underweight exposure to health care and consumer staples also helped. The underweight exposure to financials and overweight exposure to communication services, along with security selection in information technology detracted from relative performance modestly. The largest positive contributors to relative performance in the period were U-Haul, Popular, NOV, Siemens, and Babcock International. The largest detractors were Arrow Electronics, NASDAQ put options, Alteryx put options and S&P put options.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

David Green Fund Manager

1

Fund Information

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Fund invests in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is a non-diversified fund which involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Fund invests in debt securities that typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. The Fund may invest in foreign securities which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following page. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Fund. The securities that comprise these indexes may differ substantially from the securities in the Fund's portfolio. The Fund's value discipline may prevent or restrict investments in securities included in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of the Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of December 31, 2023. They are subject to change and any forecasts made cannot be guaranteed. The Fund might not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2023. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 25 industry groups, 74 industries and 163 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-earnings (P/E) is calculated by dividing the current price of a stock by the company's trailing 12 months' earnings per share.

Standard deviation is a measure of how dispersed the data is in relation to the mean.

U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

During the six months ended December 31, 2023, the Fund held purchased put options, which resulted in realized and unrealized losses.

2

Fund Performance Data

HW OPPORTUNITIES MP FUND

Total Return Based on a Hypothetical $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2023	Six Months	1 Year	Since 12/30/20*
HW Opportunities MP Fund
Average annual total return	15.72%	29.47%	18.00%
Russell 3000® Value Index††
Average annual total return	6.36%	11.66%	9.26%

Immediately prior to the Fund's commencement of operations, the assets and liabilities of the HW Opportunities MP Fund, a series of Series Portfolios Trust (the "Predecessor Fund"), were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization between the Trust, on behalf of the Fund, and Series Portfolios Trust, on behalf of the Predecessor Fund (the "Reorganization"). The Reorganization occurred after the close of business on December 15, 2023. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund.

The performance information does not reflect the fees and expenses paid by participants in separately managed account, wrap fee, or other investment programs to the program sponsor. If such charges were included, an investor's return would be lower; you should evaluate the performance of the Fund in the context of your investment program.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index description in the Fund Information section.

††† Fund returns reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of the Predecessor Fund.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The gross expense ratio as of the current prospectus dated December 18, 2023 is 0.36%.

3

Schedule of Investments — December 31, 2023

HW Opportunities MP Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Stagwell, Inc.	7.68%
Siemens AG	6.53%
SLM Corp.	4.55%
NOV, Inc.	4.35%
U-Haul Holding Company	4.16%
Equitrans Midstream Corp.	4.12%
Medtronic PLC	3.73%
Popular, Inc.	3.66%
Korn Ferry	3.61%
Alphabet, Inc.	3.52%
COMMON STOCKS — 93.82%	Shares Held	Value
COMMUNICATION SERVICES — 13.81% Interactive Media & Services — 3.52%
Alphabet, Inc. (a)	13,480	$1,883,021
Media — 10.29%
Comcast Corp.	11,700	513,045
Stagwell, Inc. (a)	619,480	4,107,153
WPP PLC — ADR	18,500	880,045
		5,500,243
TOTAL COMMUNICATION SERVICES		7,383,264
CONSUMER DISCRETIONARY — 2.59% Automobiles — 0.88%
General Motors Company	13,110	470,911
Broadline Retail — 0.78%
Articore Group Ltd. (a) (v)	884,900	417,302
Hotels, Restaurants & Leisure — 0.93%
Carnival Corp. (a)	26,900	498,726
TOTAL CONSUMER DISCRETIONARY		1,386,939
CONSUMER STAPLES — 0.46% Tobacco — 0.46%
Philip Morris International, Inc.	2,600	244,608
TOTAL CONSUMER STAPLES		244,608
ENERGY — 16.41% Energy Equipment & Services — 4.35%
NOV, Inc.	114,800	2,328,144
Oil, Gas & Consumable Fuels — 12.06%
APA Corp.	36,200	1,298,856
Berry Corp.	209,800	1,474,894
Equitrans Midstream Corp.	216,600	2,204,988
Kosmos Energy Ltd. (a)	219,100	1,470,161
		6,448,899
TOTAL ENERGY		8,777,043
	Shares Held	Value
FINANCIALS — 20.54% Banks — 6.93%
Citigroup, Inc.	12,200	$627,568
Citizens Financial Group, Inc.	13,830	458,326
Popular, Inc.	23,820	1,954,907
Wells Fargo & Company	13,480	663,486
		3,704,287
Capital Markets — 3.12%
The Bank of New York Mellon Corp.	7,400	385,170
Evercore, Inc.	3,900	667,095
The Goldman Sachs Group, Inc.	100	38,577
Morgan Stanley	6,200	578,150
		1,668,992
Consumer Finance — 5.25%
Discover Financial Services	3,300	370,920
SLM Corp.	127,308	2,434,129
		2,805,049
Financial Services — 1.63%
Fidelity National Information Services, Inc.	14,500	871,015
Insurance — 3.61%
Enstar Group Ltd. (a)	4,400	1,295,140
Global Indemnity Group LLC	19,754	636,869
		1,932,009
TOTAL FINANCIALS		10,981,352
HEALTH CARE — 7.37% Health Care Equipment & Supplies — 6.04%
GE HealthCare Technologies, Inc.	16,000	1,237,120
Medtronic PLC	24,200	1,993,596
		3,230,716
Health Care Providers & Services — 1.33%
Elevance Health, Inc.	1,510	712,056
TOTAL HEALTH CARE		3,942,772

The accompanying notes are an integral part of these financial statements.
4

Schedule of Investments — December 31, 2023

HW Opportunities MP Fund (Unaudited)

	Shares Held	Value
INDUSTRIALS — 24.09% Aerospace & Defense — 2.85%
Babcock International Group PLC (v)	303,270	$1,524,704
Air Freight & Logistics — 2.53%
International Distributions Services PLC (a) (v)	390,650	1,353,078
Ground Transportation — 4.16%
U-Haul Holding Company	31,550	2,222,382
Industrial Conglomerates — 8.57%
Siemens AG (v)	18,600	3,489,526
Siemens AG — ADR	11,700	1,094,418
		4,583,944
Professional Services — 5.98%
Hudson Global, Inc. (a)	2,250	35,010
Korn Ferry	32,500	1,928,875
Randstad NV (v)	19,700	1,236,371
		3,200,256
TOTAL INDUSTRIALS		12,884,364
INFORMATION TECHNOLOGY — 4.72% Communications Equipment — 1.37%
Telefonaktiebolaget LM Ericsson — ADR	115,900	730,170
Electronic Equipment, Instruments & Components — 2.41%
Arrow Electronics, Inc. (a)	10,550	1,289,738
Semiconductors & Semiconductor Equipment — 0.48%
Micron Technology, Inc.	3,000	256,020
Software — 0.46%
Microsoft Corp.	660	248,186
TOTAL INFORMATION TECHNOLOGY		2,524,114
MATERIALS — 3.83% Chemicals — 3.83%
Ecovyst, Inc. (a)	74,500	727,865
Olin Corp.	24,500	1,321,775
TOTAL MATERIALS		2,049,640
Total common stocks (Cost $44,232,009)		50,174,096
PREFERRED STOCKS — 1.03%
FINANCIALS — 1.03% Financial Services — 1.03%
Federal Home Loan Mortgage Corp. — Series Z (a)	188,800	547,520
TOTAL FINANCIALS		547,520
Total preferred stocks (Cost $443,396)		547,520
PURCHASED PUT OPTIONS — 1.56%	Contracts (100 shares per contract)	Notional Amount	Value
CONSUMER DISCRETIONARY — 0.46% Automobiles — 0.46%
Tesla, Inc. (a) Expiration: June 2024, Exercise Price: $333.33	28	$695,744	$249,130
TOTAL CONSUMER DISCRETIONARY			249,130
FINANCIALS — 0.76% Investment Companies — 0.76%
iShares China Large-Cap ETF (a) Expiration: January 2025, Exercise Price: $29.85	380	913,140	244,150
iShares U.S. Real Estate ETF (a) Expiration: January 2026, Exercise Price: $70.00	400	3,656,400	161,000
TOTAL FINANCIALS			405,150
INFORMATION TECHNOLOGY — 0.34% Software — 0.34%
Alteryx, Inc. (a) Expiration: January 2025, Exercise Price: $40.00	300	1,414,800	11,250
Expiration: January 2026, Exercise Price: $30.00	110	518,760	2,750
Asana, Inc. (a) Expiration: January 2025, Exercise Price: $30.00	140	266,140	166,600
TOTAL INFORMATION TECHNOLOGY			180,600
Total purchased put options (Cost $1,368,266)			834,880
Total long-term investments (Cost $46,043,671)			51,556,496

SHORT-TERM INVESTMENTS — 3.41%	Principal Amount
Time Deposits — 3.41%
Citigroup, Inc., 4.68%, 01/02/2024*	$1,825,178	1,825,178
Total short-term investments (Cost $1,825,178)		1,825,178
Total investments — 99.82% (Cost $47,868,849)		53,381,674
Other assets in excess of liabilities — 0.18%		95,854
Net assets — 100.00%		$53,477,528

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $8,020,981, which represented 15.00% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.
5

Statement of Assets & Liabilities

DECEMBER 31, 2023 (UNAUDITED)

HW Opportunities MP Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$51,556,496
Short-term investments*	1,825,178
Cash	1,394
Dividends and interest receivable	59,517
Receivable for investments sold	712,402
Receivable from Advisor	46,722
Other assets	24,369
Total assets	$54,226,078
Liabilities:
Payable for investments purchased	$700,825
Payable to Trustees	539
Accrued expenses and other liabilities	47,186
Total liabilities	748,550
Commitments and contingencies (Note 6)
Net assets	$53,477,528
Net Assets consist of:
Paid-in capital	$48,658,014
Total accumulated distributable earnings	$4,819,514
Net assets	$53,477,528
Calculation of Net Asset Value Per Share and Public Offering Price Per Share
Net assets	$53,477,528
Shares outstanding (unlimited shares $0.001 par value authorized)	3,611,304
Net asset value per share	$14.81
*Cost of long-term investments
Unaffiliated issuers	$46,043,671
*Cost of short-term investments	1,825,178

The accompanying notes are an integral part of these financial statements.
6

Statement of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2023 (UNAUDITED)

HW Opportunities MP Fund
Investment income:
Dividends*
Unaffiliated issuers	$422,550
Interest	45,874
Total income	468,424
Expenses:
Professional fees and expenses	22,273
Custodian fees and expenses	7,131
Transfer agent fees and expenses	18,285
Accounting fees and expenses	7,891
Administration fees and expenses	47,304
Compliance fees and expenses	7,744
Trustees' fees and expenses	6,140
Reports to shareholders	2,102
Other expenses	5,480
Total expenses	124,350
Fee waiver/expense reimbursement by Advisor (Note 2)	(124,350)
Net expenses	—
Net investment income	468,424
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	1,353,181
Foreign currency transactions	(6,531)
Net realized gains	1,346,650
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	5,541,899
Net change in unrealized appreciation/depreciation	5,541,899
Net gains	6,888,549
Net Increase in Net Assets Resulting from Operations	$7,356,973
*Net of Foreign Taxes Withheld	$13,944

The accompanying notes are an integral part of these financial statements.
7

Statements of Changes in Net Assets

	HW Opportunities MP Fund
	Six months ended December 31, 2023 (unaudited)	Year ended June 30, 2023
Operations:
Net investment income	$468,424	$854,128
Net realized gains	1,346,650	1,234,566
Net change in unrealized appreciation/depreciation	5,541,899	4,509,376
Net increase in net assets resulting from operations	7,356,973	6,598,070
Dividends and Distributions to Shareholders:
Net decrease in net assets resulting from dividends and distributions to shareholders	(3,592,945)	(742,705)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	3,652,201	10,763,374
Net Assets:
Total increase in net assets	7,416,229	16,618,739
Beginning of period	46,061,299	29,442,560
End of period	$53,477,528	$46,061,299

The accompanying notes are an integral part of these financial statements.
8

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
HW Opportunities MP Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Six months ended 12/31/2023*	$13.75	$0.14	$1.93	$2.07	$(0.28)	$(0.73)	$(1.01)
Year ended 6/30/2023	10.95	0.28	2.75	3.03	(0.13)	(0.10)	(0.23)
Year ended 6/30/2022	12.90	0.20	(1.96)	(1.76)	(0.09)	(0.10)	(0.19)
Period from 12/30/2020[4] to 6/30/2021	10.00	0.12	2.78	2.90	—	—	—

				Ratios to Average Net Assets
HW Opportunities MP Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement		Expenses, before reimbursement		Net investment income
Six months ended 12/31/2023*	$14.81	15.72%	$53,478	0.00%[3]		0.51%[3]		1.91%[3]
Year ended 6/30/2023	13.75	27.92	46,061	0.00		0.74		2.21
Year ended 6/30/2022	10.95	–13.88	29,443	0.00		1.36		1.59
Period from 12/30/2020[4] to 6/30/2021	12.90	29.00	631	0.00	[3]	45.41	[3]	2.02	[3]

	Six Months Ended	Year Ended June 30,		Period December 30, 2020[4]
	December 31, 2023*	2023	2022	through June 30, 2021
Portfolio turnover rate	43%	140%	96%	57%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  The Fund's investment advisor contractually agreed to reimburse 100% of the Fund's operating expenses. Without such reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited
The accompanying notes are an integral part of these financial statements.
9

Notes to the Financial Statements

DECEMBER 31, 2023 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of eleven series, including the HW Opportunities MP Fund (the "Fund"). The Fund is a non-diversified series of the Trust. Immediately prior to the Fund's commencement of operations, the assets and liabilities of the HW Opportunities MP Fund, a series of Series Portfolios Trust (the "Predecessor Fund"), were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization between the Trust, on behalf of the Fund, and Series Portfolios Trust, on behalf of the Predecessor Fund (the "Reorganization"). The Reorganization occurred after the close of business on December 15, 2023. As of December 15, 2023, the Predecessor Fund's net assets were $50,954,652, shares outstanding were 3,570,165.790 and NAV was $14.27. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. All Reorganization costs were borne by Hotchkis & Wiley Capital Management, LLC (the "Advisor"). The Predecessor Fund commenced operations on December 30, 2020. The other series of the Trust are included in a separate semi-annual report.

Shareholders should be aware that the Fund pays no management fees or operating expenses under its investment advisory and expense reimbursement agreements with the Advisor. However, Fund shares are only offered to participants in separately managed account programs who pay fees to program sponsors for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to an investment strategy managed or advised by the Advisor, the Advisor typically receives a fee from the program sponsor for providing such management or advisory services to the managed account, including with respect to assets that may be invested in the Fund. In certain cases, a program participant will pay a fee for investment advice directly to the advisor in its capacity as manager to the participant's managed account.

Significant Accounting Policies. The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Equity securities traded on a national stock exchange or Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, "Nasdaq") are valued at the last reported sale price or Nasdaq Official Closing Price, as applicable, on that day, or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or Nasdaq. Over-the-counter securities not traded on Nasdaq are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates as provided by an independent and qualified pricing source approved by the valuation designee ("Pricing Service").

The Trust's Board of Trustees (the "Board") has designated the Advisor as the Fund's "valuation designee" to perform all fair valuations of the Fund's portfolio investments, subject to the Board's oversight. The Advisor, as the Fund's valuation designee, has established procedures for its fair valuation of the Fund's portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and certain methodologies for the fair valuation of such portfolio investments, as well as the use and oversight of Pricing Services.

Fixed-income securities are generally valued at their evaluated mean prices provided by Pricing Services. Pricing Services generally provide an evaluated price that takes into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, and may provide a price determined by a matrix pricing method or other analytical pricing models. If valuations from the Pricing Services are unavailable or deemed unreliable, the fixed-income security shall be priced according to the average of the bid and ask prices of broker quotes (or a single broker quote) for such security or the last sale price reported on FINRA's Trade Reporting and Compliance Engine ("TRACE") (excluding cross and retail trades).

For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), the Fund generally utilizes a Pricing Service's fair value price which is designed to capture events occurring after a foreign exchange closes that may affect the value of certain portfolio holdings traded on those foreign exchanges. When this fair value pricing is employed, the value of the portfolio holdings used to calculate the Fund's net asset value may differ from quoted or official closing prices.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

10

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of the Fund's assets as of December 31, 2023:

Level 1 — Quoted prices in an active market:
Common Stocks	$42,153,115
Preferred Stocks	547,520
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	417,302
Industrials	7,603,679
Purchased Put Options	834,880
Time Deposits	1,825,178
Level 3 — Significant unobservable inputs	—
Total Investments	$53,381,674

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Expense Allocation. Expenses incurred by or attributable to the Fund are allocated entirely to the Fund. Expenses incurred by the Trust which do not relate to a specific series of the Trust are allocated among the series of the Trust per capita. Alternatively, such expenses may be allocated based upon the series' relative net assets as of a recent date or using another methodology based upon a determination by persons authorized by the Board, including either the President or Treasurer of the Trust, that the alternative allocation methodology is fair and equitable taking into consideration the nature and type of the expense.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually for the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Market premiums on fixed-income securities are amortized daily on the yield to the next call method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses and does not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. The Fund may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statement of Assets & Liabilities.

Restricted and Illiquid Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities and security indexes. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal

11

counterparty risk to the Fund since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When the Fund purchases a put or call option, an amount equal to the premium paid is included on the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid for the put option. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call option.

Futures Contracts. The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. The Fund did not enter into any futures contracts during the six months ended December 31, 2023.

Derivative Instruments. The Fund has adopted authoritative standards regarding disclosures about derivatives and how they affect the Fund's Statement of Assets & Liabilities and Statement of Operations.

The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of December 31, 2023:

Asset Derivatives

Location on Statement of Assets & Liabilities
Equity Contracts:
Purchased Put Options	Long-term investments	$834,880

The following is a summary of the Fund's realized gains (losses) and change in unrealized appreciation/depreciation on derivative instruments recognized in the Statement of Operations categorized by primary risk exposure for the six months ended December 31, 2023:

Realized Gains (Losses) on Derivatives

Equity Contracts:
Purchased Put Options	$(616,088	)*

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation/Depreciation on Derivatives

Equity Contracts:
Purchased Put Options	$(175,606	)*

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2023:

Average Quarterly Balance of Outstanding Derivatives

Equity Contracts:
Average Number of Contracts — Purchased Put Options	945
Average Notional Amount — Purchased Put Options	$17,349,535

Offsetting Assets and Liabilities. The Fund is subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to master netting arrangements in the Statement of Assets & Liabilities. The Fund was not subject to offsetting arrangements as of December 31, 2023.

12

NOTE 2.

Fees and Transactions with Affiliates. The Fund has entered into an Investment Advisory Agreement with the Advisor, with which certain officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Fund's investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisor does not charge a management fee for advisory services to the Fund. Shareholders should be aware, however, that the Fund is an integral part of separately managed account programs, and the Advisor and its affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services. The Advisor has contractually agreed to reimburse 100% of the Fund's operating expenses (other than any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation).

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Fund ("Quasar" or the "Distributor"). The Fund does not have a Rule 12b-1 plan and therefore Quasar's fees are paid by the Advisor.

The Fund is permitted to purchase securities from or sell securities to another fund in the Trust or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2023, the Fund did not have any of these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2023 were $20,410,596 and $21,420,748, respectively. The Fund did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2023.

NOTE 4.

Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2023:

Tax cost of investments	$47,762,078
Gross unrealized appreciation	3,001,242
Gross unrealized depreciation	(5,173,533)
Net unrealized appreciation/depreciation	(2,172,291)
Distributable ordinary income (as of 6/30/23)	3,227,930
Distributable long-term gains (as of 6/30/23)	—
Total distributable earnings	3,227,930
Other accumulated gains	(153)
Total accumulated gains	$1,055,486

The tax components of distributions paid during the fiscal years ended June 30, 2023 and 2022 are as follows:

June 30, 2023		June 30, 2022
Ordinary Income Distributions	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Long-Term Capital Gains Distributions
$683,472	$59,233	$303,736	$3,051

As of June 30, 20203, the Fund did not have any capital loss carryovers or tax basis late year losses, which are not recognized for tax purposes until the first day of the following fiscal year. As of and during the year ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2023, the Fund did not incur any interest or penalties. The tax years from inception to June 30, 2021 through June 30, 2023 remain open and subject to examination by tax jurisdictions.

13

NOTE 5.

Capital Share Transactions. Transactions in capital shares were as follows:

Sales		Reinvestment of dividends and distributions		Redemptions		Net increase
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2023
4,077,205	$58,043,837	—	$—	(3,815,263)	$(54,391,636)	261,942	$3,652,201
Year Ended June 30, 2023
2,346,014	$30,160,367	—	$—	(1,684,810)	$(19,396,993)	661,204	$10,763,374

NOTE 6.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2023, the Fund did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At December 31, 2023, the Fund did not have any outstanding unfunded loan commitments.

NOTE 7.

Risk Factors. Investing in the Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country.

The Fund may invest a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions.

The Fund is subject to management risk because the Fund is an actively managed investment portfolio. Consequently, the Fund is subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Fund.

The prices of, and the income generated by, securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund. These events can include changes in economic, political or financial market conditions due to war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, and recessions, as well as investor sentiment regarding these issues.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 8.

New Accounting Pronouncements. In June 2022, FASB issued Accounting Standards Update ("ASU") No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

14

NOTE 9.

Report of the Special Meeting of Shareholders. A special meeting of the shareholders (the "Special Meeting") of the Predecessor Fund was held on December 8, 2023 to approve the proposed Agreement and Plan of Reorganization (the "Agreement") providing for (a) the acquisition of all of the assets of the Predecessor Fund, a series of Series Portfolios Trust, by the Fund, a newly organized series of the Trust, in exchange for shares of the Fund and the assumption by the Fund of all liabilities of the Predecessor Fund and (b) the subsequent liquidation, termination, and dissolution of the Predecessor Fund (together (a) and (b) are referred to as the "Reorganization").

Shareholders of record of the Predecessor Fund as of the close of business on the record date of September 29, 2023 were entitled to vote at the Special Meeting. The number of outstanding shares of the Predecessor Fund on the record date were 3,384,211.790 shares.

Of the 3,238,922.790 shares of the Predecessor Fund present in person or by proxy at the Special Meeting on December 8, 2023, all shares voted in favor of the Reorganization (representing 95.706% of total shares outstanding). Accordingly, the Reorganization was approved.

NOTE 10.

Change in Independent Registered Public Accounting Firm. As a result of the Reorganization after the close of business on December 15, 2023, there was a change in accountants from Cohen & Company, Ltd., the Predecessor Fund's independent registered public accounting firm, to Deloitte & Touche LLP, the independent registered public accounting firm that the Board selected for the Fund at a meeting held on August 15, 2023, upon the recommendation of the Trust's Audit Committee.

During the last two fiscal years ended June 30, 2023 and June 30, 2022, and the subsequent interim period through December 15, 2023, there were no (1) disagreements with Cohen & Company, Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audited reports by Cohen & Company, Ltd. on the financial statements of the Predecessor Fund as of and for the fiscal years ended June 30, 2023 and 2022, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Predecessor Fund has provided Cohen & Company, Ltd. with a copy of the disclosures and has requested that Cohen & Company, Ltd. furnish a letter stating whether it agrees with the statements and, if not, stating the respects in which it does not agree.

During the last two fiscal years ended June 30, 2023 and June 30, 2022, and the subsequent interim period through December 15, 2023, (i) the Predecessor Fund did not (a) consult with Deloitte & Touche LLP as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or (b) receive a written report or oral advice that Deloitte & Touche LLP concluded was an important factor considered in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Predecessor Fund did not consult Deloitte & Touche LLP on any matter that was either the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gains to zero for the tax year ended June 30, 2023.

For the year ended June 30, 2023, the percentage of ordinary distributions paid that qualify for the dividend received deduction available to corporate shareholders was 17.14%.

For the year ended June 30, 2023, the percentage of ordinary distributions paid that are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 was 41.17%. Shareholders should consult their tax advisors.

For the year ended June 30, 2023, the percentage of ordinary income distributions paid that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) was 38.76%.

15

Fund Expense Example (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Fund shares are only offered to participants in separately managed account programs who pay fees to program sponsors for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution. In certain cases, a program participant will pay a fee for investment advice directly to the adviser in its capacity as manager to the participant's managed account. The expense examples below do not reflect the fees and expenses paid by participants in separately managed account, wrap fee, or other investment programs to the program sponsor. If such charges were included, an investor's expenses would be higher. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2023 – December 31, 2023).

The table below illustrates the Fund's costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Based on Actual Fund Return			Based on Hypothetical 5% Yearly Return
Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period 7/1/23 - 12/31/23	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio
$1,000.00	$1,157.20	$0.00	$1,000.00	$1,025.14	$0.00	0.00%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (366).

16

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees of the Hotchkis and Wiley Funds (the "Trust"), including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), approved the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the HW Opportunities MP Fund, a newly established series of the Trust (the "Fund"), and Hotchkis and Wiley Capital Management, LLC (the "Advisor"), at a meeting held on August 15, 2023. At that same meeting, the Board also approved an Agreement and Plan of Reorganization pursuant to which the Fund will acquire all of the assets and liabilities of a series of Series Portfolios Trust for which the Advisor also serves as investment adviser (the "Predecessor Fund") in exchange for shares of the Fund that will be distributed pro rata to the Predecessor Fund's shareholders in complete liquidation and termination of the Predecessor Fund. The Board determined that the terms of the Advisory Agreement are fair and reasonable and that the Advisory Agreement is in the best interests of the Fund.

The Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving investment advisory contracts and also considered the factors relevant to the consideration of such agreements. As part of their evaluation of the Advisory Agreement, the Independent Trustees received from the Advisor information relating to: (i) the nature, extent and quality of services to be provided by the Advisor, (ii) the advisory fee and estimated expense ratios of the Fund, including the Advisor's contractual agreement to limit and reimburse the Fund's operating expenses, (iii) the Advisor's estimated profitability with respect to the management of the Fund, (iv) the extent to which the Advisor may experience economies of scale in connection with the investment advisory services to be provided to the Fund, and (v) anticipated fall-out benefits to the Advisor and its affiliates from its relationship with the Fund.

The Board determined that given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In deciding to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services

In reviewing the Advisory Agreement, the Board considered the nature, extent and quality of services to be provided by the Advisor. The Board considered that the Advisor will be responsible for the overall management of the Fund, that the Advisor manages the other funds in the Trust, and that the services provided by the Advisor to the Fund are anticipated to be of the same nature and quality as the services provided by the Advisor to the other funds in the Trust. The Board noted that due to the Advisor's management of the other funds in the Trust, the Board is familiar with the background and experience of the Fund's portfolio managers and their investment style, the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management.

The Board also considered other non-advisory services to be provided by the Advisor to the Fund, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

The Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement were expected to be satisfactory.

Fees, Expenses, Profitability and Economies of Scale

The Board considered that the Fund's shares will be available for purchase only to investors in the Advisor's model portfolio product currently offered by Merrill Lynch, in which the Fund is a component of the model's overall investment exposure, and that the management fee payable by the Fund to the Advisor pursuant to the Advisory Agreement is 0.00%. The Board also considered that the Advisor has agreed to reimburse the Fund for its operating expenses to limit the Fund's annual operating expenses to 0.00% through August 31, 2026, and that the Advisor will not be entitled to subsequent reimbursement of such amounts. Because the Fund has a 0.00% management fee and operating expense ratio, the Board did not review information regarding management fees and expense ratios of other investment products with similar investment objectives and strategies.

The Board considered the asset-based fee that the Advisor receives with respect to the assets invested through its model portfolio product. The Board also considered information provided by the Advisor on the Advisor's estimated gross profitability with respect to the Fund, based on estimated model portfolio revenue and Fund operating expenses to be reimbursed by the Advisor. The Board considered that since there was no advisory fee at the Fund level, economies of scale were not applicable.

Fall-Out Benefits to the Advisor from its Relationship to the Fund

The Board considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Fund. In particular, the Board considered that the Advisor has the ability to use commission sharing arrangements that allow the Advisor to pay for third-party research with the equity funds' soft dollars. The Board considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the Advisor's investment research process, which benefits the Fund (as well as the Advisor who uses (or can use) the research for the benefit of the Advisor's other clients). The Board also considered information the Advisor provided in connection with the annual 2023 contract renewal process for the other funds in the Trust.

* * * *

Based on its review, the Board, including the Independent Trustees, concluded that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Advisory Agreement is in the best interests of the Fund.

17

Information about the Fund

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1000
Costa Mesa, California 92626

DISTRIBUTOR

Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the HW Opportunities MP Fund, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the SEC's website at http://www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available free of charge on the Fund's website at https://hwcm.onlineprospectus.net/HWCM/HOMPX and on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
https://hwcm.onlineprospectus.net/HWCM/HOMPX
1.866.HW.FUNDS (1.866.493.8637)

CODE #HOMPX-SAR-1223-0224

DECEMBER 31, 2023

SEMI-ANNUAL REPORT

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 21, 2024

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	February 21, 2024

3